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                       GE CAPITAL MORTGAGE SERVICES, INC.,

                               Seller and Servicer


                                       and



                      STATE STREET BANK AND TRUST COMPANY,

                                     Trustee






                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 1999




                       GE Capital Mortgage Services, Inc.,

                                  1999-17 Trust






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49089/4
                                       iv

                                Table of Contents

                                                                                                               Page


                                    ARTICLE I
                                   DEFINITIONS
Section 1.01. Definitions.........................................................................................1


                                   ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans.......................................................................34
Section 2.02. Acceptance by Trustee..............................................................................38
Section 2.03. Representations and Warranties of the Company; Mortgage Loan Repurchase............................39
Section 2.04. Execution of Certificates..........................................................................44
Section 2.05. Designations under the REMIC Provisions............................................................44


                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. Company to Act as Servicer.........................................................................45
Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account....48
Section 3.03. Collection of Taxes, Assessments and Other Items...................................................51
Section 3.04. Permitted Debits to the Mortgage Loan Payment Record...............................................51
Section 3.05. Maintenance of the Primary Insurance Policies......................................................53
Section 3.06. Maintenance of Hazard Insurance....................................................................53
Section 3.07. Assumption and Modification Agreements.............................................................54
Section 3.08. Realization Upon Defaulted Mortgage Loans..........................................................55
Section 3.09. Trustee to Cooperate; Release of Mortgage Files....................................................57
Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company.................................58
Section 3.11. Reports to the Trustee.............................................................................59
Section 3.12. Annual Statement as to Compliance..................................................................59
Section 3.13. Annual Independent Public Accountants' Servicing Report............................................59
Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans.......................59
Section 3.15. Maintenance of Certain Servicing Policies..........................................................60
Section 3.16. Optional Purchase of Defaulted Mortgage Loans......................................................60


                                   ARTICLE IV
                             PAYMENTS AND STATEMENTS

Section 4.01. Distributions......................................................................................60
Section 4.02. Method of Distribution.............................................................................65
Section 4.03. Allocation of Losses...............................................................................66
Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans............................................68
Section 4.05. Statements to Certificateholders...................................................................69
Section 4.06. Servicer's Certificate.............................................................................71
Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property.....................................71
Section 4.08. Reduction of Servicing Fees by Compensating Interest Payments......................................71
Section 4.09. Surety Bond........................................................................................71
Section 4.10. Distributions to Holders of Designated Retail Certificates.........................................71


                                    ARTICLE V
                                THE CERTIFICATES

Section 5.01. The Certificates...................................................................................76
Section 5.02. Registration of Transfer and Exchange of Certificates..............................................78
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates..................................................83
Section 5.04. Persons Deemed Owners..............................................................................84
Section 5.05. Access to List of Certificateholders' Names and Addresses..........................................84
Section 5.06. Representation of Certain Certificateholders.......................................................84
Section 5.07. Determination of COFI..............................................................................84
Section 5.08. Determination of LIBOR.............................................................................85


                                   ARTICLE VI
                                   THE COMPANY

Section 6.01. Liability of the Company...........................................................................86
Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company.......................86
Section 6.03. Assignment.........................................................................................87
Section 6.04. Limitation on Liability of the Company and Others..................................................87
Section 6.05. The Company Not to Resign..........................................................................88


                                   ARTICLE VII
                                     DEFAULT

Section 7.01. Events of Default..................................................................................88
Section 7.02. Trustee to Act; Appointment of Successor...........................................................89
Section 7.03. Notification to Certificateholders.................................................................90


                                  ARTICLE VIII
                                   THE TRUSTEE

Section 8.01. Duties of Trustee..................................................................................90
Section 8.02. Certain Matters Affecting the Trustee..............................................................91
Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans..............................................92
Section 8.04. Trustee May Own Certificates.......................................................................93
Section 8.05. The Company to Pay Trustee's Fees and Expenses.....................................................93
Section 8.06. Eligibility Requirements for Trustee...............................................................93
Section 8.07. Resignation or Removal of Trustee..................................................................93
Section 8.08. Successor Trustee..................................................................................94
Section 8.09. Merger or Consolidation of Trustee.................................................................95
Section 8.10. Appointment of Co-Trustee or Separate Trustee......................................................95
Section 8.11. Compliance with REMIC Provisions; Tax Returns......................................................96


                                   ARTICLE IX
                                   TERMINATION

Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans....................96
Section 9.02. Additional Termination Requirements................................................................98


                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

Section 10.01. Amendment.........................................................................................98
Section 10.02. Recordation of Agreement..........................................................................99
Section 10.03. Limitation on Rights of Certificateholders.......................................................100
Section 10.04. Governing Law....................................................................................100
Section 10.05. Notices..........................................................................................100
Section 10.06. Notices to the Rating Agencies...................................................................101
Section 10.07. Severability of Provisions.......................................................................101
Section 10.08. Certificates Nonassessable and Fully Paid........................................................101
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Exhibits

EXHIBIT A   Forms of Certificates
EXHIBIT B   Principal Balance Schedules
EXHIBIT C   Mortgage Loans (including list of Cooperative Loans)
EXHIBIT D   Form of Servicer's Certificate
EXHIBIT E   Form of Transfer Certificate as to ERISA Matters for
            Definitive ERISA-Restricted Certificates
EXHIBIT F   Form of Residual Certificate Transferee Affidavit
EXHIBIT G   Form of Residual Certificate Transferor Letter
EXHIBIT H   Additional Servicer Compensation
EXHIBIT I   Form of Investment Letter for Definitive Restricted Certificates
EXHIBIT J   Form of Distribution Date Statement
EXHIBIT K   Form of Special Servicing and Collateral Fund Agreement
EXHIBIT L   Form of Lost Note Affidavit and Agreement
EXHIBIT M   Schedule of Designated Loans
EXHIBIT N   Schedule of Pledged Asset Mortgage Loans
EXHIBIT O   Senior Principal Priorities




     THIS POOLING AND SERVICING AGREEMENT, dated as of August 1, 1999, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, as Trustee.

                          W I T N E S S E T H   T H A T:
                          ------------------------------


     In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Directed Certificate:  Any Class A4 or Class A6 Certificate.

     Accretion Directed Component:  None.

               Accretion Termination Date: With respect to the Class A5 Certificates, the earlier to occur of (1) the Distribution Date on which the Class Certificate Principal Balance of the Class A4 Certificates has been reduced to zero and (2) the Cross-Over Date.

               Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to
         Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

               Accrual Certificates: Any Class A5 Certificate.

               Accrual Component: None.

               Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates other than the Class S Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect to) such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable Component Interest Rate on the Component Principal Balance (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

               Accrued Certificate Interest on each Class of Certificates
         (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

               Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

               Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

               (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

               Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

               Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

               Anniversary Determination Date: The Determination Date occurring in September of each year that the Certificates are outstanding, commencing in September 2000.

               Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

               Assumed Monthly Payment Reduction: As of any Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

               Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in
          Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to
          Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses (i) through (vii) and (ix) of Section 3.04.

               Bankruptcy Coverage Termination Date: The Distribution Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

               Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $135,910, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of
          (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

               The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

               BBA: The British Bankers' Association.

               BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

               Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R, Class PO and Class S Certificates, constitutes a Class of Book-Entry Certificates.

               Book-Entry Nominee: As defined in Section 5.02(b).

               Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

               Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

               Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage
          Note is paid from the related Buydown Funds.

               Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage Loan.

               Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

               Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section 3.02 and which must be an Eligible Account.

               Certificate Interest Rate: With respect to any Class of Certificates, other than the Class S Certificates or any LIBOR Certificates, and as of any Distribution Date, the per annum rate specified or described in Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(f). With respect to the Class S Certificates and any Distribution Date, the Strip Rate for such Distribution Date.

               Certificate Owner: With respect to any Book-Entry Certificate, the person who is the beneficial owner thereof.

               Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution Date) less the sum of
          (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

               Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

               Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

               Class: All Certificates bearing the same class designation.

               Class A3 Percentage: With respect to any Distribution Date, the percentage (carried to six decimal places rounded up) obtained by dividing (x) the aggregate Certificate Principal Balance of the Class A3 Certificates immediately preceding such Distribution Date, by (y) the aggregate Certificate Principal Balance of all the Certificates (other than the Class PO Certificates) immediately preceding such Distribution Date.

               Class A3 Prepayment Distribution Percentage: 0% through the Distribution Date in August 2004; 30% thereafter through the Distribution Date in August 2005; 40% thereafter through the Distribution Date in August 2006; 60% thereafter through the Distribution Date in August 2007; 80% thereafter through the Distribution Date in August 2008; and 100% thereafter.

               Class A3 Principal Distribution Amount: With respect to any Distribution Date, the sum of (a) the total of the amounts described in clauses (i) and (iii) of the definition of Senior Optimal Principal Amount for such date (determined without application of the Senior Percentage or the Senior Prepayment Percentage) multiplied by the Class A3 Scheduled Distribution Percentage for such date and (b) the total of the amounts described in clauses (ii), (iv) and (v) of the definition of Senior Optimal Principal Amount (determined without application of the Senior Prepayment Percentage) for such date multiplied by the product of (x) the Class A3 Percentage for such date and (y) the Class A3 Prepayment Distribution Percentage for such date; provided, however, that (i) on the Group I Final Distribution Date, the Class A3 Principal Distribution Amount will be increased by any portion of the Senior Optimal Principal Amount remaining after distributions of principal have been made on the Group I Senior Certificates and (ii) following the Group I Final Distribution Date, the Class A3 Principal Distribution Amount will equal the Senior Optimal Principal Amount.

               Class A3 Scheduled Distribution Percentage: With respect to any Distribution Date through the Distribution Date in August 2004, 0%. The Class A3 Scheduled Distribution Percentage for any Distribution Date after the Distribution Date in August 2004 will equal the Class A3 Percentage for such Distribution Date.

               Class B Certificate: Any Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate.

               Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

               Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date pursuant to Sections 4.01(a)(i), (a)(v), (a)(viii),
          (a)(xi), (a)(xiv), (a)(xvii) or (a)(xx), as applicable), is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

               Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

               Class PO Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

               (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

               (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

               (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

               (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination
          Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

               (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

               For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

                  Closing Date:  August 26, 1999.

               Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

               COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

               COFI Certificates: None.

               COFI Determination Date: As to each Interest Accrual Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

               Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

               Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of
          (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

               Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                                              Initial Component
                      Designation              Principal Balance
                      -----------              -----------------
                          N/A                         N/A


               Component Certificate: None.

               Component Interest Rate: None.

               Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
         4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

               Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

               Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

               Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.

               Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
          2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified as such in Exhibit C hereto are Cooperative Loans.

               Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

               Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

               Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

               Cut-off Date: August 1, 1999.

               Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

               Deceased Holder: With respect to a Holder of any Designated Retail Certificate, as defined in Section 4.10(b).

               Defaulted Mortgage Loan: With respect to any Determination Date, a Mortgage Loan as to which the related Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

               Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

               Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

               Definitive Certificate: Any Certificate, other than a Book-Entry Certificate, issued in definitive, fully registered form.

               Definitive Restricted Junior Certificate: Any Restricted Junior Certificate that is in the form of a Definitive Certificate.

               Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

               Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

               Designated Loans: The Mortgage Loans listed in Exhibit M hereto.

               Designated Maturity: Thirty years.

               Designated Rate: 7.00% per annum.

               Designated Retail Certificate: None.

               Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates).

               Determination Date: With respect to any Distribution Date, the fifth Business Day prior thereto.

               Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate less than the Designated Rate.

               Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

               Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

               Distribution Date Statement: The statement referred to in Section 4.05(a).

               Document File: As defined in Section 2.01.

               Due Date: The first day of the month of the related Distribution Date.

               Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating,
          (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

               ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               ERISA-Restricted Certificate: Any Junior Certificate.

               Event of Default: An event described in Section 7.01.

               Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

               Excess Fraud Loss: Any Fraud Loss, or portion thereof, (i) occurring after the Fraud Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Fraud Loss Amount.

               Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud Loss or Excess Special Hazard Loss.

               Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard Termination Date or
          (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

               FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

               FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

               Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

               Fitch: Fitch IBCA, Inc. and its successors.

               Fitch Formula Amount: As to each Anniversary Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and
          (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

               FNMA: The Federal National Mortgage Association or its successor in interest.

               Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

               Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

               Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

               Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $3,514,470 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of
          (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

               Group I Final Distribution Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates is reduced to zero.

               Group I Senior Certificate: Any Class A1, Class A2, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12 or Class R Certificate.

               Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

               Initial LIBOR Rate: None.

               Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

               Insured Expenses: Expenses covered by the Primary Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

               Interest Accrual Period: With respect to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

               Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses and Debt Service Reductions.

               Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

               Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Voluntary Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                    (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                    (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                    (C) principal prepayments in full received by the Company
               (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date: none; and

                    (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage
               Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

          Junior Certificate: Any Class M or Class B Certificate.

          Junior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

          (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

          (iv) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

          For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          After the Class Certificate Principal Balances of the Junior Certificates have been reduced to zero, the Junior Optimal Principal Amount shall be zero.

          Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

          Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

          Latest Possible Maturity Date: August 25, 2031.

          LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

          LIBOR Certificate: None.

          LIBOR Determination Date: The second London Banking Day immediately preceding the commencement of each Interest Accrual Period for any LIBOR Certificates.

          Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

          Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
     Section 3.03 or Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

          Liquidation Proceeds: Cash (other than Insurance Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

          Living Holder: Any Certificate Owner of a Designated Retail Certificate, other than a Deceased Holder.

          Loan-to-Value Ratio: With respect to each Mortgage Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged Property.

          London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

          Loss Allocation Limitation: As defined in Section 4.03(g).

          Minimum Servicing Standards: As defined in Section 3.13(a).

          MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

          Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to
     (a) the aggregate of payments of principal and interest (adjusted to the related Net Mortgage Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

          Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

          Moody's: Moody's Investors Service, Inc. and its successors.

          Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

          Mortgage 100SM Loan: A Mortgage Loan identified on Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance Policy.

          Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

          Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

          Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section
     2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

          Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage
     Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

          Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

          Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

          Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative Loan, the related Proprietary Lease and Cooperative Stock.

          Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

          Net Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

          Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

          Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee Rate.

          Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

          Non-Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate greater than or equal to the Designated Rate.

          Non-permitted Foreign Holder: As defined in Section 5.02(b).

          Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Designated Rate. As to any Non-Discount Mortgage Loan, 100%.

          Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

          Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

          Non-U.S. Person: As defined in Section 4.02(c).

          Notional Certificate: Any Class S Certificate.

          Notional Component: None.

          Notional Component Balance: None.

          Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Scheduled Principal Balance of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the month preceding such Distribution Date. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the Class S Certificates for such Distribution Date.

          Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the
         Company and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

          Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

          Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

          Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to
     Section 2.03(b).

          Outstanding Non-Discount Mortgage Loan: Any Outstanding Mortgage Loan that is a Non-Discount Mortgage Loan.

          PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

          PAC Certificate: None.

          PAC Component: None.

          Parent PowerSM Loan: A Mortgage Loan identified on Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance Policy.

          Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

          Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

          Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

          (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

          (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

          (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

          (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

          Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

          Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

          Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

          Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit N hereto.

          Pledged Asset Mortgage Servicing Agreement: The Amended and Restated Pledged Asset Mortgage Servicing Agreement, dated as of June 2, 1998, between MLCC and the Company.

          PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of the Designated Rate over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Designated Rate. As to any Non-Discount Mortgage Loan, 0%.

          Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

          Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

          Prepayment Assumption Multiple: 250% of the Prepayment Assumption.

          Prepayment Distribution Trigger: As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

          Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

          Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

          Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

          Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in Section 3.01(f).

          Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

          Principal Distribution Request: Any request for a distribution in reduction of the Class Certificate Principal Balance of any Designated Retail Certificate, submitted in writing to a Depository Participant or Financial Intermediary (or, if such Designated Retail Certificate is no longer represented by a Book-Entry Certificate, to the Trustee) by the Certificate Owner (or Certificateholder) of such Designated Retail Certificate pursuant to Section 4.10(c) or 4.10(g), as applicable.

          Principal Only Certificate: Any Class A8 or Class PO Certificate.

          Principal Only Component: None.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

          Private Placement Memorandum: The Company's private placement memorandum relating to the placement of the Restricted Junior Certificates dated the date of the prospectus supplement referred to in the definition of Prospectus.

          Prohibited Transaction Exemption: U.S. Department of Labor Prohibited Transaction Exemption 90-83, 55 Fed. Reg. 50250, December 5, 1990.

          Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

          Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

          Prospectus: The Company's prospectus supplement dated August 25, 1999, and the related prospectus dated August 19, 1999, relating to the public offering of the Certificates other than the Restricted Certificates.

          Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan.

          QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

          Random Lot: With respect to any Distribution Date prior to the Cross-Over Date, if the amount available for distribution in reduction of the Class Certificate Principal Balance of any Class of Designated Retail Certificates on such Distribution Date exceeds the amount needed to honor all Principal Distribution Requests with respect to such Class on such date, the method by which the Depository will determine which Depository Participants holding interests in such Class of Certificates will receive payments of amounts distributable in respect of principal on such Class on such Distribution Date, using its established random lot procedures or, if such Class of Certificates is no longer represented by Book-Entry Certificates, the method by which the Trustee will determine which Certificates of such Class will receive payments of amounts distributable in respect of principal on such Class on such Distribution Date, using its own random lot procedures comparable to those used by the Depository.

          Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, Fitch shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

          Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

          Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

          Reference Banks: As defined in Section 5.08.

          Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Department of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

          REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the related Mortgaged Property is held as part of the Trust Fund.

          REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

          Reserve Fund: None.

          Reserve Interest Rate: As defined in Section 5.08.

          Residual Certificate: Any Class R Certificate.

          Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Restricted Certificate: Any Restricted Junior Certificate, Class PO Certificate or Class S Certificate.

          Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

          Rounding Account: With respect to each Class of Designated Retail Certificates, the respective segregated, non-interest bearing Eligible Account created and maintained therefor pursuant to Section 4.10.

          Rounding Account Depositor: None.

          Rounding Amount: With respect to any Class of Designated Retail Certificates and each Distribution Date prior to the Cross-Over Date on which such Class of Certificates is entitled to a distribution in reduction of the Class Certificate Principal Balance thereof, the amount, if any, necessary to round the aggregate of such distribution (after giving effect to any deposit into the related Rounding Account on such Distribution Date) upward to the next higher integral multiple of $1,000.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

          SAIF: The Savings Association Insurance Fund of the FDIC, or its successor in interest.

          Scheduled Balance: As to any Distribution Date and any Class of Scheduled Certificates and any Scheduled Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

          Scheduled Certificate: None.

          Scheduled Component: None.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

          Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary Lease.

          Senior Certificate: Any Certificate other than a Junior Certificate or Class S Certificate.

          Senior Certificate Principal Balance: As of any Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates (other than any Class PO Certificates).

          Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

          (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

          (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

          (v) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

          For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

          Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

          Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

          (i) for any Distribution Date subsequent to August 2004 to and including the Distribution Date in August 2005, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to August 2005 to and including the Distribution Date in August 2006, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

          (iii) for any Distribution Date subsequent to August 2006 to and including the Distribution Date in August 2007, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to August 2007 to and including the Distribution Date in August 2008, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date.

          Notwithstanding the foregoing, if on any Distribution Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

          In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

          Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including September 2004 and August 2005, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2005 and August 2006, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2006 and August 2007, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2007 and August 2008 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after September 2008; or

          Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2004 and August 2005, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2005 and August 2006, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2006 and August 2007, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including September 2007 and August 2008 and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after September 2008.

          Senior Principal Priorities: The priorities for the distribution of principal to the Senior Certificates as set forth in Exhibit O hereto.

          Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

          Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate for such Mortgage Loan.

          Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

          Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

          Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

          Special Event Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

          Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

          (A) normal wear and tear;

          (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

          (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

          or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

          Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,514,470 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

          Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

          Specified Component: None.

          Startup Day: As defined in Section 2.05(b).

          Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) the Designated Rate; provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of such preceding calendar month.

          Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

          Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

          Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Surety: Ambac Assurance Corporation, or its successors in interest.

          Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

          TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

          TAC Certificates: None.

          TAC Component: None.

          Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

          Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

          (i) the Mortgage Loans;

          (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

          (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

          (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section 2.02 or 2.03;

          (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

          (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

          (vii) the Certificate Account established pursuant to Section 3.02(d);

          (viii) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e);

          (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to
     Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

          (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan (which rights will not constitute a part of any REMIC established hereunder).

          Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

          Unanticipated Recovery: As defined in Section 4.01(f) herein.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.06.

          Unpaid Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component) and the Class S Certificates, Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

          Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates, and 1% of all Voting Rights shall be allocated to the Class S Certificates. Voting Rights allocated to the Class S Certificates shall be allocated among the Certificates of such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received on or before, the Cut-off Date). The Company acknowledges it has sold all right, title and interest in and to the Mortgage Loans to the Trustee to the extent provided above and that retention of record title of Mortgages (subject to Section 2.01(d) of this Agreement) is for convenience only and that the Company holds record title solely as custodian for the Trustee for benefit of the Certificateholders. The Company agrees that it will take no action inconsistent with ownership of the Mortgage Loans by the Trustee and will not deliver any instrument of satisfaction or conveyance with respect to a Mortgage or a Mortgage Loan, or convey or purport to convey any interest in a Mortgage Loan, except in accordance with the terms and the intent of this Agreement.

     In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan, (ii) its security interest in and to any Additional Collateral, (iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

     (b) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

          (1) Each Mortgage Loan (other than any Cooperative Loan or Designated
     Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) Any assumption and modification agreement;

               (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

          (2) Each Cooperative Loan (other than a Designated Loan) so transferred and assigned:

               (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage
          Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

               (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

               (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

               (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

               (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

     In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with
Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

          (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

     (c) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

          (1) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

          (2) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

          (3) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

          (4) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening UCC-3 financing statements (not previously delivered pursuant to Section 2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (1) and (3) of the preceding sentence, without evidence of recording thereon, and (b) title insurance binders with respect to the Mortgage Loans (other than with respect to a Cooperative Loan). The Company shall also retain in its files the Primary Insurance Policy evidencing any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the two preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

     In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

     (d) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

     Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(4)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(4)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UCC-3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

     Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to
Section 2.01 shall be void and the Trustee shall return it to the Company.

     Section 2.03. Representations and Warranties of the Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

          (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

          (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

          (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

          (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

          (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage (or, in the case of a Cooperative Loan, the related Cooperative Apartment) is free of material damage and is in good repair;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

          (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

          (xi) Each Mortgage Loan (other than a Pledged Asset Mortgage Loan) that had, as of the Cut-off Date, a Loan-to-Value Ratio of more than 80% is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and
     (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company, except to the extent such coverage may otherwise be terminable under applicable law. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

          (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than the Designated Maturity;

          (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

          (xiv) As to each condominium securing a Mortgage Loan or the related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer;

          (xv) Other than with respect to Cooperative Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

(xvi) The Mortgage Loans and the Mortgaged Properties, individually and in the aggregate, conform in all material respects to the applicable descriptions thereof contained in the Prospectus;

          (xvii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trusts -- The Mortgage Loans" in the Prospectus;

          (xviii) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

          (xix) Other than with respect to Cooperative Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

          (xx) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

          (xxi) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code;

          (xxii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

          (xxiii) With respect to each Mortgage Loan identified in Exhibit C as a Cooperative Loan:

               (A) The Security Agreement creates a first lien in the stock ownership and leasehold rights associated with the related Cooperative Apartment;

               (B) The lien created by the related Security Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

               (C) The Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

               (D) There is no prohibition against pledging the Cooperative Stock or assigning the Proprietary Lease; and

          (xxiv) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under Section 8.05.

     (b) If the Company is required to repurchase any Mortgage Loan pursuant to
Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a), other than subparagraph (xvi) thereof, as of the date of substitution.

     The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a), other than subparagraph (xvi) thereof, as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

     Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

     Section 2.05. Designations under the REMIC Provisions. (a) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interest," in the REMIC established hereunder for purposes of the REMIC Provisions. The assets of the REMIC established hereunder will consist of the assets and rights specified in clauses
(i) though (viii) of the definition of the term Trust Fund, and any Rounding Accounts.

     (b) The Closing Date will be the "Startup Day" for the REMIC established hereunder for purposes of the REMIC Provisions.

     (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

     (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

     (e) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)) as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

          (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

          (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

          (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

          (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax;

          (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in Section 5.01(b);

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause any REMIC established hereunder to fail to qualify as a REMIC;

          (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

          (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

          (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

          (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

     (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

     (c) [Intentionally Omitted.]

     (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

     (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of
Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section 6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to
Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

     (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

     Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

     (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

          (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and
     (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

          (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

          (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

          (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of
     Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

          (v) All REO Proceeds;

          (vi) All Unanticipated Recoveries; and

          (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section 4.09.

     The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

     (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection
(d).

     (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

     (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either (x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

     Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

     Section 3.04. Permitted Debits to the Mortgage Loan Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

          (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

          (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and
     (iv);

          (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04; (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

          (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

          (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

          (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

          (viii) To make transfers of funds to the Certificate Account pursuant to Section 3.02(d);

          (ix) To pay to the Company amounts received in respect of any Mortgage Loan purchased by the Company pursuant to Section 9.01 to the extent that the distribution of any such amounts on the final Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the purchase price therefor specified in clause (x) of the first sentence of Section 9.01; and

          (x) To deduct any amount credited to the Mortgage Loan Payment Record in error.

     The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and
(vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

     Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy shall be kept in effect if doing so would violate applicable law, including, without limitation, the Federal Homeowners Protection Act of 1998. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to Section 3.04.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

     Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in
Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

     Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

     (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

     Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

     Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

     (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on any REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

     (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

     (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in
Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

     In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

     Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section
3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

     Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.

     (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

     Section 3.11. Reports to the Trustee. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in
Section 3.02 and each category of debit specified in Section 3.04.

     Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

     Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

     (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

     (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the Company has complied in all material respects with the Minimum Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to Section 3.13(a) hereof or if there has been material noncompliance with the Minimum Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

     Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

     Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

     Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                                   ARTICLE IV

                             PAYMENTS AND STATEMENTS

     Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available Funds:

          (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any Accrued Certificate Interest on the Class A5 Certificates for such Distribution Date shall be applied in the manner provided in Section 4.01(g); and provided, further, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;

          (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any Unpaid Class Interest Shortfall on the Class A5 Certificates for such Distribution Date shall be applied in the manner provided in Section 4.01(g); and provided, further, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

          (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in the Senior Principal Priorities hereto; provided, however, that defined terms used in the Senior Principal Priorities shall have the meanings assigned thereto in
     Article I hereof, without regard to the use of the word "approximately" therein;

          (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

          (v) to the Class M Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (vi) to the Class M Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

          (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (viii) to the Class B1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (ix) to the Class B1 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

          (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xi) to the Class B2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xii) to the Class B2 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

          (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xiv) to the Class B3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xv) to the Class B3 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

          (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xvii) to the Class B4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xviii) to the Class B4 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

          (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xx) to the Class B5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

          (xxi) to the Class B5 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date; and

          (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date.

     Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause (iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

     (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f), plus any amounts distributable to the holder of the Class R Certificate pursuant to Sections 4.01(e). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

     (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

     (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

     (e) (i) On each Distribution Date prior to the Cross-Over Date, distributions in reduction of the Class Certificate Principal Balances of any Designated Retail Certificates will be made in accordance with the provisions of
Section 4.10.

     With respect to any Class of Designated Retail Certificates, upon the earlier of the Cross-Over Date and the next Distribution Date after the Distribution Date on which the Class Certificate Principal Balance of such Class of Designated Retail Certificates has been reduced to zero, (x) to the extent the balance of funds remaining in the related Rounding Account is less than $999.99, the balance in such Rounding Account shall be restored to $999.99 (or, if less, the sum of such remaining balance and the amount so distributable) from Available Funds otherwise available for distribution on all outstanding Classes of Certificates and (y) such Rounding Account shall be cleared and terminated, and the amounts therein shall be distributed to the Class R Certificates on such date (which distribution shall not reduce the Class Certificate Principal Balance thereof).

          (ii) As provided in Section 4.10(f), notwithstanding any provisions herein to the contrary, on the Cross-Over Date and on each subsequent Distribution Date, distributions in reduction of the Class Certificate Principal Balances of any Class of Designated Retail Certificates shall be made on a pro rata basis among the outstanding Certificates of the respective Class, based on the Percentage Interest in each such Class represented by each Certificate. The Trustee shall notify the Depository prior to the first Distribution Date on which distributions in respect of principal on any Class of Designated Retail Certificates are to be made on a pro rata basis in accordance with the preceding sentence. On the Cross-Over Date and on each subsequent Distribution Date, the Trustee shall not, and the Depository is not authorized to, make distributions or payments in respect of any Class of Designated Retail Certificates in accordance with any Principal Distribution Request or by Random Lot.

     (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (i) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with this subsection
(f). Any distributions made pursuant to this subsection (f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

     For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

     (g) On each Distribution Date through the Accretion Termination Date, amounts allocable to the Class A5 Certificates pursuant to clauses (a)(i) and
(a)(ii) of this Section 4.01 shall not be distributable to the Class A5 Certificates pursuant to such clauses but shall instead be (i) added to the Class Certificate Principal Balance thereof to the extent of the Accrual Amount for such Class for such Distribution Date, and (ii) distributed to the following Classes of Certificates, in reduction of the Class Certificate Principal Balances thereof, before any distributions are made pursuant to Section 4.01(a)(iii), in the following order of priority:

          first, to the Class A4 and Class A6 Certificates, until the Class Certificate Principal Balance of the Class A4 Certificates thereof has been reduced to zero, concurrently, as follows:

               (1) 88.7552773133% of the amount distributable under priority first to the Class A4 Certificates; and

               (2) 11.2447226867% of the amount distributable under priority first to the Class A6 Certificates; and

          second, to the Class A5 Certificates.

     On each Distribution Date occurring after the related Accretion Termination Date, amounts allocable to the Class A5 Certificates pursuant to clauses (a)(i) and (a)(ii) of this Section 4.01 shall be distributable on such Distribution Date pursuant to such clauses to Holders of the Class A5 Certificates as Accrued Certificate Interest or Unpaid Class Interest Shortfall, as the case may be.

     Section 4.02. Method of Distribution. (a) Except as set forth in Section
4.10 in respect of any Designated Retail Certificates, all distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. Except as otherwise provided in Section 4.10(g), the Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Class Certificate Principal Balances of any Class of Designated Retail Certificates among the Depository Participants in accordance with Section 4.10, and each Depository Participant (and each respective Financial Intermediary for which such Depository Participant acts as agent) shall be responsible for the allocation of the amount allocated thereto among the related Certificate Owners. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

     Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

     (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

          (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

          (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

               first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

               sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

               seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (d) Any Realized Losses allocated to a Class of Certificates pursuant to
Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with Section 4.03(e).

     (e) Realized Losses allocated in accordance with this Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

     (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect, without duplication of any other provision in this Section
4.03 that provides for a reduction in the Certificate Principal Balance of the Subordinate Certificates, a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

     (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

     Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

     (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

     (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by
Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

     Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto. On the first two Distribution Dates immediately following the Closing Date, the Trustee shall mail to each Certificateholder the related Distribution Date Statement. Beginning on the second (or on any succeeding) Distribution Date immediately following the Closing Date, the Trustee may provide a notice that future Distribution Date Statements shall be made available on the Trustee's website maintained on the internet; such notice shall (a) specify the Trustee's website address, and (b) provide for any Certificateholder to request any future Distribution Date Statement(s) to be mailed to such requesting Certificateholder. If on the third (or on any succeeding) Distribution Date immediately following the Closing Date the Trustee elects to make available such Distribution Date Statements on the Trustee's website maintained on the internet, on each Distribution Date the Trustee shall
(y) make such Distribution Date Statements available on the Trustee's website, and (z) mail the applicable Distribution Date Statement to any such Certificateholder who so requests or has previously so requested. In addition, the Trustee shall promptly notify the Certificateholders of any changes in the internet address of the Trustee's website. If on any Distribution Date the Trustee is unable to make or otherwise determines not to make the applicable Distribution Date Statement available on the Trustee's website, then the Trustee shall mail such Distribution Date Statement to each Certificateholder on such Distribution Date. Each Distribution Date Statement shall set forth:

               (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

               (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

               (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

               (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

               (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and
          (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

               (vi) The Pay-out Rate applicable to each Class of Certificates;

               (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

               (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

               (ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b);

               (x) The Certificate Interest Rates of any LIBOR Certificates, any COFI Certificates and the Class S Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

               (xi) The Senior Percentage, the Class A3 Percentage, the Class A3 Scheduled Distribution Percentage and the Junior Percentage for such Distribution Date;

               (xii) The Senior Prepayment Percentage, the Class A3 Prepayment Distribution Percentage and the Junior Prepayment Percentage for such Distribution Date; and

               (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated Recoveries.

     In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

     In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished or made available to Certificateholders pursuant to this Section 4.05 on previous Distribution Dates, (ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section
3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company, which may be accompanied by a legend to the effect that the information contained in the Private Placement Memorandum and any amendment or supplement thereto is current only as of its date and the delivery thereof does not create an implication that such information is correct as of any subsequent date of delivery (it being understood that the Company has no obligation hereunder to update or supplement the Private Placement Memorandum unless otherwise required pursuant to Rule 144A(d)(4)) (which copy and legend shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

     Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

     Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1999, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

     Section 4.08. Reduction of Servicing Fees by Compensating Interest Payments. The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

     Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit such amount to the Mortgage Loan Payment Record.

     Section 4.10. Distributions to Holders of Designated Retail Certificates.
(a) Except as provided in subsections (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Certificate Principal Balance of a Class of Designated Retail Certificates are made, such distributions will be made in the following order of priority:

          (i) first, in respect of any Principal Distribution Request by the personal representative of a Deceased Holder of such Class of Certificates, a surviving tenant by the entirety, a surviving joint tenant, a surviving tenant in common or such other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and

          (ii) second, in respect of any Principal Distribution Request by a Living Holder of such Class of Certificates, in an amount up to but not exceeding $10,000 per request.

     Thereafter, distributions in respect of such Class submitted on behalf of each Deceased Holder will be made as provided in clause (i) above up to a second $100,000 per request and distributions in respect of such Class submitted on behalf of each Living Holder will be made as provided in clause (ii) above up to a second $10,000 per request. This sequence of priorities will be repeated until all such requests have been honored to the extent of amounts available for distribution in reduction of the Class Certificate Principal Balance of such Class of Designated Retail Certificates.

     Principal Distribution Requests presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by the Depository. Principal Distribution Requests presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All Principal Distribution Requests with respect to any Distribution Date shall be made in accordance with
Section 4.10(c) below and must be received by the Depository no later than the close of business on the related Record Date. Principal Distribution Requests that are received by the Depository after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as Principal Distribution Requests on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in
Section 4.10(c). Requests on behalf of Deceased Holders that are not so withdrawn shall retain their order of priority, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Designated Retail Certificate, any Principal Distribution Request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Depository.

     Principal Distribution Requests for a Class of Designated Retail Certificates will be applied, in the aggregate, in an amount equal to the portion of the Available Funds distributable to such Class of Certificates pursuant to Section 4.01(a), plus any amounts available for distribution from the related Rounding Account pursuant to Section 4.10(e), provided that the aggregate distribution in reduction of the Class Certificate Principal Balance of any Class of Designated Retail Certificates on any Distribution Date shall be made in an integral multiple of $1,000, subject to Section 4.10(f).

     (b) A "Deceased Holder" is a beneficial owner of a Designated Retail Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other Person empowered to act on behalf of such beneficial owner upon his or her death, causes to be furnished to the Trustee a certified copy of the death certificate of such Deceased Holder, evidence of such person's status as an authorized representative of the Deceased Holder, such as surviving tenant (whether by the entirety, joint tenancy or tenancy in common), which evidence shall be satisfactory to the Trustee, and any additional evidence of death required by and satisfactory to the Trustee and any tax waivers requested by the Trustee. Designated Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the beneficial owner, and any Designated Retail Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Certificate Principal Balance of such Class of Certificates, subject to the limitations contained in this Section 4.10. Designated Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be beneficial owners of a number of individual Designated Retail Certificates greater than the number of individual Designated Retail Certificates of which such trust is the beneficial owner. The death of a beneficiary of a trust will be deemed to be the death of a beneficial owner of the Designated Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy that is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, immediately prior to his or her death, was entitled to substantially all of the beneficial ownership interest in a Designated Retail Certificate will be deemed to be the death of the beneficial owner of such Certificate regardless of the registration of ownership of such Certificate, if such beneficial ownership interest can be established to the satisfaction of the Trustee. The Trustee's decision regarding whether a Deceased Holder's beneficial interest is substantial for purposes of the preceding sentence shall be conclusive and binding. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Designated Retail Certificate, and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of such Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any beneficial owner. The Trustee may rely entirely upon documentation delivered to it in establishing the eligibility of any beneficial owner to receive the priority accorded Deceased Holders in Section 4.10(a). Expenses incurred by the Trustee in an effort to determine the beneficial ownership interest with respect to any Principal Distribution Request presented on behalf of a Deceased Holder, including, without limitation, attorneys fees, shall be paid by the Person presenting such Principal Distribution Request.

     (c) Requests for distributions in reduction of the Certificate Principal Balance of a Class of Designated Retail Certificate must be made by delivering a Principal Distribution Request therefor to the Depository Participant or Financial Intermediary that maintains the account evidencing the beneficial owner's interest in such Certificate. Such Depository Participant or Financial Intermediary should in turn make the request of the Depository (or, in the case of an Financial Intermediary, such Financial Intermediary should notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. In the case of a request on behalf of a Deceased Holder, a certified copy of the death certificate and any additional appropriate evidence of death and any tax waivers must be forwarded to the Trustee under separate cover. Any such requests of Deceased Holders that are incomplete may not be honored by the Trustee and, if not honored, will lose their priority and must be resubmitted in proper form. Upon receipt of such Principal Distribution Request, the Depository will date and time stamp such request and forward such request to the Trustee. Such requests will be honored on any Distribution Date only to the extent that they are received by the Depository on or before the Record Date for such Distribution Date. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Principal Distribution Requests delivered to the Depository after the Record Date for a particular Distribution Date and requests received in a timely manner but not accepted with respect to a particular Distribution Date will be treated as Principal Distribution Requests for the next succeeding Distribution Date and each succeeding Distribution Date thereafter until each request is accepted or is withdrawn as provided below. In the case of Principal Distribution Requests on behalf of Living Holders, the Depository will establish a new order of priority for each Distribution Date. This order will apply both to previously unsatisfied Principal Distribution Requests and to newly submitted requests. A Principal Distribution Request submitted on behalf of a Living Holder who later dies will become entitled to the priority of a newly submitted request on behalf of a Deceased Holder upon satisfaction of the requirements set forth above for requests of a Deceased Holder. Such priority will be effective for each subsequent Distribution Date if the Trustee has received a certified copy of the death certificate for such Deceased Holder and any additional appropriate evidence of death and any requested tax waivers by the last business day of the preceding calendar month. Each Principal Distribution Request submitted by a beneficial owner of a Designated Retail Certificate will be held by the Depository until such request has been accepted or has been withdrawn in writing as provided herein. Neither the Trustee nor the Company shall be liable for any delay in delivery of Principal Distribution Requests or Withdrawals (as defined below) of such requests by the Depository, a Depository Participant or any Financial Intermediary.

     In the event that any Principal Distribution Requests are rejected by the Trustee for failure to comply with the requirements of this Section 4.10, the Trustee shall return such requests to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

     The Trustee shall maintain a list of those Depository Participants representing the Certificate Owners of Designated Retail Certificates that have submitted Principal Distribution Requests, together with the order of receipt and the amounts of such requests. The Trustee shall notify the Depository and the appropriate Depository Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.10. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters shall be final and binding on all affected Persons.

     Any beneficial owner of a Designated Retail Certificate that has made a Principal Distribution Request may withdraw its request by so notifying in writing the Depository Participant or Financial Intermediary that maintains such beneficial owner's account (each such withdrawal, a "Withdrawal"). The Depository Participant should forward the Withdrawal to the Depository on a form required by the Depository. In the event that such account is maintained by a Financial Intermediary, such Financial Intermediary should notify the related Depository Participant which in turn should forward the Withdrawal of such request, on a form required by the Depository, to the Depository. If such Withdrawal has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made Principal Distribution Request will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of such Designated Retail Certificate on such Distribution Date.

     (d) To the extent, if any, that amounts available for distribution in reduction of the Class Certificate Principal Balance of a Class of Designated Retail Certificates on a Distribution Date pursuant to Section 4.01(a) exceed the dollar amount of Principal Distribution Requests that have been received in respect of such Class by the related Record Date, as provided in Section 4.10(c) above, distributions in reduction of the Class Certificate Principal Balance of such Class of Certificates will be made by mandatory distributions on a Random Lot basis, in integral multiples equal to $1,000, in reduction thereof without regard to whether such Certificate Owners have submitted Principal Distribution Requests. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution by Random Lot in reduction of the Class Certificate Principal Balance of such Designated Retail Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Financial Intermediary, will then select, in accordance with its own procedures, Designated Retail Certificates of such Class from among those held in its accounts to receive mandatory distributions in reduction of the Class Certificate Principal Balance of such Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Financial Intermediary by its related Depository Participant, as the case may be. Depository Participants and Financial Intermediaries that hold a Class of Designated Retail Certificates selected for mandatory distributions in reduction of the Class Certificate Principal Balance thereof should provide notice of such mandatory distributions to the affected Certificate Owners.

     (e) On the Closing Date, a separate Rounding Account shall be established with the Trustee for each Class of Designated Retail Certificates and the Rounding Account Depositor for such Rounding Account shall cause to be initially deposited the sum of $999.99 in each such Rounding Account. On each Distribution Date on which a distribution is to be made in reduction of the Class Certificate Principal Balance of a Class of Designated Retail Certificates pursuant to
Section 4.01(a), funds on deposit in the related Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Certificate Principal Balance to be made on such Class of Certificates. Rounding of such distribution on such Class of Designated Retail Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the related Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Certificate Principal Balance of such Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Certificate Principal Balance of such Class of Designated Retail Certificates are to be made pursuant to Section 4.01(a), the aggregate amount of such distributions allocable to such Certificates shall be applied first to repay any funds withdrawn from the related Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward to the next integral multiple of $1,000 and applied as distributions in reduction of the Class Certificate Principal Balance of the related Class of Certificates; this process shall continue on succeeding principal Distribution Dates prior to the Cross-Over Date until the Class Certificate Principal Balance of each such Class of Certificates has been reduced to zero. Each Rounding Account shall be maintained as a non-interest bearing account; the Rounding Accounts shall not be an asset of the Trust Fund, but shall be an asset in the REMIC. On the earlier of (1) the Cross-Over Date and (2) the first Distribution Date after the Class Certificate Principal Balance of any Class of Designated Retail Certificates has been reduced to zero, any remaining amounts in the related Rounding Account shall be distributed to the Class R Certificate.

     (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date coinciding with or after the Cross-Over Date, all distributions in reduction of the Class Certificate Principal Balance of any Class of Designated Retail Certificates will be made among the Holders and Certificate Owners of such Class of Certificates, pro rata, based on their Certificate Principal Balances, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by Random Lot.

     (g) In the event that Definitive Certificates representing any Class of Designated Retail Certificates are issued pursuant to Section 5.02(f), all requests for distributions or withdrawals of such requests relating to such Class must be submitted to the Trustee, and the Trustee shall perform the functions described in Section 4.10(a) through (d) using its own procedures, which procedures shall, to the extent practicable, be consistent with the procedures described in Section 4.10(a) through (d).

                                   ARTICLE V

                                THE CERTIFICATES

     Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

     (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $351,446,953.44. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:


                   Initial Class
                    Certificate            Certificate
                     Principal               Interest           Minimum
Designation           Balance                 Rate           Denominations
-----------           -------                 ----           -------------
Class A1            $25,000,000.00            7.00%              $25,000
Class A2             14,591,000.00            7.00%                1,000
Class A3             33,502,466.00            7.00%               25,000
Class A4             24,260,774.00            7.00%               25,000
Class A5             35,107,542.00            7.00%                1,000
Class A6             15,029,684.00            7.00%               25,000
Class A7              5,000,000.00            7.25%                1,000
Class A8                178,571.00            0.00%               25,000
Class A9              5,107,000.00            7.00%                1,000
Class A10            28,009,360.00            7.00%                1,000
Class A11            20,500,000.00            7.00%                1,000
Class A12           127,210,748.00            7.00%               25,000
Class PO              3,891,829.67            0.00%                   (1)
Class M               6,677,000.00            7.00%              100,000
Class B1              2,636,000.00            7.00%              100,000
Class B2              1,406,000.00            7.00%              100,000
Class B3              1,757,000.00            7.00%              500,000
Class B4                702,000.00            7.00%                   (1)
Class B5                879,878.77            7.00%                   (1)
Class S                      (2)              (2)                     (3)
Class R                     100.00            7.00%                  100
-------------------

(1) This Class of Certificates will be issued as a single Certificate evidencing the entire Class Certificate Principal Balance of such Class.

(2) The Class S Certificates are issued with an initial Notional Principal Balance of $237,461,299.67 and shall bear interest at the Strip Rate.

(3) The Class S Certificates will be issued in minimum denominations of Notional Principal Balance of $25,000,000.


     (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance of such Class.

     (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

     (e) The Strip Rate for each Interest Accrual Period shall be determined by the Company and included in the Servicer's Certificate for the related Distribution Date.

     Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that
(i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

     The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

     No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO or Class S Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO or Class S Certificates to the Company or upon any subsequent transfer of any Class PO or Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

     (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or
(B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

          (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

     (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

     (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

     (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

     Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

     Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

     (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this
Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

     (c) If at any time after the occurrence of an Alternative Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

     Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

          (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.

          (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

          (iii) If on any LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided in subparagraph (ii) of this Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

     (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding Interest Accrual Period.

     (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.

                                   ARTICLE VI

                                   THE COMPANY

     Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

     Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

     Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

     Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with
Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

     Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

          (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

          (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

          (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

     Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this
Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

     Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

                                  ARTICLE VIII

                                   THE TRUSTEE

     Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

     Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

     Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

          (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

     Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

     Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

     Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the conditions in any of the following clauses (i), (ii) or (iii) shall occur at any time, the Company may remove the Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this
Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) as of the first day of the month in which such purchase price is to be distributed to Certificateholders plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

     On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account and, if applicable, in any Rounding Account, in accordance with the applicable priorities and uses provided by Sections 4.01 and 4.10. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

     Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of any such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

     (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and, subject to the priority of payments pursuant to Section 4.01 and the allocation of losses pursuant to Section 4.03, for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention:
Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention:
Residential Mortgage Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                                      * * *

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                 GE CAPITAL MORTGAGE SERVICES, INC.



                                 By:____________________________________
                                      Name:
                                      Title:

[SEAL]

Attest:


By:____________________________________
     Name:
     Title:


                                  STATE STREET BANK AND
                                  TRUST COMPANY,
                                       as Trustee


                                  By:______________________________________
                                       Name:
                                       Title:

[SEAL]

Attest:


By:____________________________________
     Name:
     Title:

State of New Jersey        )
                           ) ss.:
County of Camden  )


     On the day of August, 1999 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at
_________________________
_________________________________________________________; that he/she is a(n)
_________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.





                       ----------------------------------
                                  Notary Public





[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


     On the day of August, 1999 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________________________;
that he/she is a(n) __________________________________ of State Street Bank and
Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                       ----------------------------------
                                  Notary Public




 [Notarial Seal]

                                    EXHIBIT A

                              FORMS OF CERTIFICATES


PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A1 Certificate
                                                 Principal Balance:
Class A1                                         $25,000,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5B7
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-17, issued in twenty-one Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                           STATE STREET BANK AND TRUST
                         COMPANY, not in its individual
                         capacity but solely as Trustee



(SEAL)
                                            By:
                                            Name:
                                            Title:



Countersigned:


By
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee




                   (Please print or typewrite name and address
                     including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:





Dated:




Signature by or on behalf of assignor





*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A2 Certificate
                                                 Principal Balance:
Class A2                                         $14,591,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5C5
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A3 Certificate
                                                 Principal Balance:
Class A3                                         $33,502,466

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5D3
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A4 Certificate
                                                 Principal Balance:
Class A4                                         $24,260,774

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5E1
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A5 Certificate
                                                 Principal Balance:
Class A5                                         $35,107,542

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5F8
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A6 Certificate
                                                 Principal Balance:
Class A6                                         $15,029,684

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5G6
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A7 Certificate
                                                 Principal Balance:
Class A7                                         $5,000,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.25%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5H4
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A8 Certificate
                                                 Principal Balance:
Class A8                                         $178,571

Certificate Interest                             Initial Certificate Principal
Rate per annum:                                  Balance of this Certificate:
non-interest bearing                             $

Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5J0
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A8 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A9 Certificate
                                                 Principal Balance:
Class A9                                         $5,107,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5K7
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A9 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A10 Certificate
                                                 Principal Balance:
Class A10                                        $28,009,360

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5L5
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A10 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A11 Certificate
                                                 Principal Balance:
Class A11                                        $20,500,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5M3
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A11 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class A12 Certificate
                                                 Principal Balance:
Class A12                                        $127,210,748

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5S0
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A12 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class R Certificate
                                                 Principal Balance:
Class R                                          $100

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5R2
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-17, issued in twenty-one Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

]

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                           STATE STREET BANK AND TRUST
                         COMPANY, not in its individual
                         capacity but solely as Trustee



(SEAL)
                                            By:
                                            Name:
                                            Title:



Countersigned:


By
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee




                   (Please print or typewrite name and address
                     including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:





Dated:




Signature by or on behalf of assignor





*Signature Guaranteed*

         *The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class M Certificate
                                                 Principal Balance:
Class M                                          $6,677,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5N1
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-17, issued in twenty-one Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                           STATE STREET BANK AND TRUST
                         COMPANY, not in its individual
                         capacity but solely as Trustee



(SEAL)
                                            By:
                                            Name:
                                            Title:



Countersigned:


By
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee




                   (Please print or typewrite name and address
                     including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:





Dated:




Signature by or on behalf of assignor





*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class B1 Certificate
                                                 Principal Balance:
Class B1                                         $2,636,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5P6
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class B2 Certificate
                                                 Principal Balance:
Class B2                                         $1,406,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R5Q4
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class B3 Certificate
                                                 Principal Balance:
Class B3                                         $1,757,000.00

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R4V4
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-17, issued in twenty-one Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                           STATE STREET BANK AND TRUST
                         COMPANY, not in its individual
                         capacity but solely as Trustee



(SEAL)
                                            By:
                                            Name:
                                            Title:



Countersigned:


By
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee




                   (Please print or typewrite name and address
                     including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:





Dated:




Signature by or on behalf of assignor





*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

     In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

                                            |_| (a) This Certificate is being
                                    transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                            |_| (b) This Certificate is being
                                    transferred by the undersigned to an
                                    institutional "accredited investor" (as
                                    defined in Rule 501(a)(1), (2), (3) or (7)
                                    of Regulation D under the Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
                                                       (Signature)

If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.

Dated
                                                       (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or
(y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.

Dated
                                                       (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class B4 Certificate
                                                 Principal Balance:
Class B4                                         $702,000

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R4W2
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class B5 Certificate
                                                 Principal Balance:
Class B5                                         $879,878.77

Certificate Interest                             Initial Certificate Principal
Rate per annum: 7.00%                            Balance of this Certificate:
                                                 $
Cut-off Date:
August 1, 1999

First Distribution Date:                         CUSIP:36157R4X0
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF THE OUTSTANDING NON-DISCOUNT MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class S Notional
                                        Certificate Principal Balance:
Class S                                 $237,461,299.67

Certificate Interest                    Initial Notional Certificate
Rate per annum: variable                Principal Balance of this Certificate:
                                        $
Cut-off Date:
August 1, 1999

First Distribution Date:
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-17, issued in twenty-one Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                 STATE STREET BANK AND TRUST
                                 COMPANY, not in its individual capacity but
                                 solely as Trustee
(SEAL)                           By:
                                      Name:
                                      Title:
Countersigned:


By
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee




(Please print or typewrite name and address including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:






Dated:



Signature by or on behalf of assignor



*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-17

                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                           Initial Class PO Certificate
                                                 Principal Balance:
Class PO                                         $3,891,829.67

Certificate Interest                             Initial Certificate Principal
Rate per annum:                                  Balance of this Certificate:
non-interest bearing                             $

Cut-off Date:
August 1, 1999

First Distribution Date:
September 27, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in September 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-17, issued in twenty-one Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                           STATE STREET BANK AND TRUST
                         COMPANY, not in its individual
                         capacity but solely as Trustee



(SEAL)
                                            By:
                                            Name:
                                            Title:



Countersigned:


By
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee




                   (Please print or typewrite name and address
                     including postal zip code of assignee)



this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:





Dated:




Signature by or on behalf of assignor





*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

                                    EXHIBIT B

                           PRINCIPAL BALANCE SCHEDULES


                                      None.

                                    EXHIBIT C

                                 MORTGAGE LOANS

   GE Capital Mortgages Services, Inc.                           EXHIBIT C
   Issue Date:  June 1, 1999
   P.O. Box 5260                                        DELIVERY ID:  04991730
   Cherry Hill, N.J. 08034                                    PAGE:          1

-----------------------------------------------------------------------------------------------------------------------------------
-257-7818
  **** PAGE TOTALS ****        NUM OF LOANS:          0                    LOAN AMT:              0.00
                               P & I AMT:               0.00               UPB AMT:               0.00

   LN #   0031912900                     MORTGAGORS:           PRUSS, TIM

                                                               PRUSS, TAMMY

                                                       ADDRESS     :          18990 PLACER HILLS ROAD
   MORTGAGE AMT:               205,000.00              CITY              :    MEADOW VISTA       CA       95722
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            203,860.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,398.4653.94700       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        01/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031915283                     MORTGAGORS:           CHOW, ANDREW

                                                       ADDRESS     :          32722 FOLKLORE LOOP
   MORTGAGE AMT:               288,850.00              CITY              :    UNION CITYCA       94587
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            286,771.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,849.5479.98800       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  002        12/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031920499                     MORTGAGORS:           MCALPIN, MICHAEL

                                                               MCALPIN, BARBARA

                                                       ADDRESS     :          12805 CHIEF JOSEPH ROAD
   MORTGAGE AMT:                88,500.00              CITY              :    APPLE VALLEY       CA       92308
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:             87,650.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            618.8093.15789         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        10/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031924814                     MORTGAGORS:           ROBLES, ALFREDO

                                                               ROBLES, KRISTEN

                                                       ADDRESS     :          2428 STEAMBOAT SPRINGS CO
   MORTGAGE AMT:               192,000.00              CITY              :    CHULA VISTA        CA       91915
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            190,683.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,261.3180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  002        12/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031927064                     MORTGAGORS:           BEVINS, RONALD

                                                               BEVINS, MARY

                                                       ADDRESS     :          155 MARILLA AVENUE
   MORTGAGE AMT:               262,500.00              CITY              :    AVALON    CA       90704
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            261,631.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,746.4275.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031933393                     MORTGAGORS:           MAZAROS, TONI

                                                       ADDRESS     :          431 CRESTVALE DRIVE
   MORTGAGE AMT:               271,000.00              CITY              :    SIERRA MADRE       CA       91024
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            269,124.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,918.1278.55000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  002        12/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031934409                     MORTGAGORS:           GOUGH, ROBYNN

                                                       ADDRESS     :          791 LA SIERRA DRIVE
   MORTGAGE AMT:               305,000.00              CITY              :    SACRAMENTOCA       95864
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            303,181.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,054.8476.63316       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  002        01/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031981368                     MORTGAGORS:           KAPPAUF, DON

                                                               KAPPAUF, KATHLEEN

                                                       ADDRESS     :          214 WEST AVENIDA ALLESSAN
   MORTGAGE AMT:               232,000.00              CITY              :    SAN CLEMENTE       CA       92672
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            231,128.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,622.1854.58800       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        03/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031997661                     MORTGAGORS:           BRUNN, REINHOLD

                                                               BRUNN, RENATE

                                                       ADDRESS     :          3594 MEADOWLANDS LANE
   MORTGAGE AMT:               342,250.00              CITY              :    SAN JOSE  CA       95135
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            339,959.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,277.0057.04166       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        12/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031997729                     MORTGAGORS:           GULLICKSEN, KEN

                                                               GULLICKSEN, LISA

                                                       ADDRESS     :          1596 SUMMERFIELD DRIVE
   MORTGAGE AMT:               275,000.00              CITY              :    CAMPBELL  CA       95008
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            273,045.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,875.9854.45544       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        12/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031997752                     MORTGAGORS:           ROCKEFELLER, JOHN

                                                               ROCKEFELLER, CINDY

                                                       ADDRESS     :          2780 THOMAS GRADE
   MORTGAGE AMT:               300,000.00              CITY              :    MORGAN HILL        CA       95037
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            297,788.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,021.1668.96500       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  002        11/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0031998099                     MORTGAGORS:           BENGE, ROBERT

                                                               BENGE, KIM

                                                       ADDRESS     :          550 TOYON AVENUE #12
   MORTGAGE AMT:               152,000.00              CITY              :    SAN JOSE  CA       95127
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            151,241.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,011.2680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        02/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0032000218                     MORTGAGORS:           BOURGEOIS, LAURENCE

                                                               BOURGEOIS, SHERYL

                                                       ADDRESS     :          24111 TIBURON
   MORTGAGE AMT:               364,000.00              CITY              :    DANA POINTCA       92629
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            362,393.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,576.3779.13000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  002        02/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0032001414                     MORTGAGORS:           MAC, MINH

                                                               VU, VIVIAN

                                                       ADDRESS     :          1465 SIERRA CREEK WAY
   MORTGAGE AMT:               256,000.00              CITY              :    SAN JOSE  CA       95132
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            254,149.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,703.1780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0032042475                     MORTGAGORS:           HALLOCK, ROBERT
                                                               HALLOCK, CHERRY
                                                               HALLOCK, CHERRY

                                                       ADDRESS     :          685 WILD OATS WAY
   MORTGAGE AMT:               335,000.00              CITY              :    TEMPLETON CA       93465
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            333,970.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,313.7678.45400       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  250        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0032068413                     MORTGAGORS:           HEATON, GUY

                                                               HEATON, KALLIE

                                                       ADDRESS     :          15 CHANDLER PLACE
   MORTGAGE AMT:               267,200.00              CITY              :    LAS FLORESCA       92688
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            266,941.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,822.7879.97400       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0032090516                     MORTGAGORS:           GARRISON, RIC

                                                               GARRISON, KERRI

                                                       ADDRESS     :          3542 CAMINO HERMANOS
   MORTGAGE AMT:               625,600.00              CITY              :    LANCASTER CA       93556
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            624,621.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,267.6983.41333       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  002        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070777974                     MORTGAGORS:           DUSWALT, CRAIG

                                                               DUSWALT, NATASHA

                                                       ADDRESS     :          25723 NORTH HOOD WAY
   MORTGAGE AMT:               370,000.00              CITY              :    STEVENSON R        CA       91381
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            370,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,555.5079.56989       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070844402                     MORTGAGORS:           KOSTECHKO, NICHOLAS

                                                               KOSTECHKO, VICKY

                                                       ADDRESS     :          3026 CALLE FRONTERA
   MORTGAGE AMT:               249,300.00              CITY              :    SAN CLEMENT        CA       92673
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            249,080.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,679.5862.32500       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070845797                     MORTGAGORS:           WOLFE, ADAM

                                                       ADDRESS     :          7483 PALO VISTA DRIVE
   MORTGAGE AMT:               285,000.00              CITY              :    LOS ANGELES        CA       90046
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            285,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,896.1173.07692       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070845862                     MORTGAGORS:           BURK, THOMAS

                                                               BURK, PAMELA LEE

                                                       ADDRESS     :          1547 POPPY PEAK DRIVE
   MORTGAGE AMT:               382,000.00              CITY              :    PASADENA  CA       91105
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            382,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,445.9954.57143       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070871686                     MORTGAGORS:           ABAPO, ROIE

                                                               ABAPO, CYNTHIA

                                                       ADDRESS     :          18923 EAST LANGSTON PLACE
   MORTGAGE AMT:               286,500.00              CITY              :    ROWLAND HEI        CA       91748
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            286,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,930.2077.64228       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070883707                     MORTGAGORS:           WILLIAMS, RANDAL

                                                               WILLIAMS, SUSAN

                                                       ADDRESS     :          819 VEREDA DEL CIERVO
   MORTGAGE AMT:               310,000.00              CITY              :    GOLETA    CA       93117
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            310,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,036.4846.96970       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070884978                     MORTGAGORS:           RODERICK, ENRICO

                                                               RODERICK, SANDY

                                                       ADDRESS     :          4035 SOELRO COURT
   MORTGAGE AMT:               805,000.00              CITY              :    San Jose  CA       95127
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            805,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            5,423.4370.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  103        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070885405                     MORTGAGORS:           PETTERSEN, BEVERLY

                                                               PETTERSEN, THOMAS

                                                       ADDRESS     :          21 GROUND PINE LANE
   MORTGAGE AMT:               359,200.00              CITY              :    EASTON    CT       06612
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            359,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,420.0080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070893706                     MORTGAGORS:           PRICE, STANLEY

                                                               PRICE, JANICE

                                                       ADDRESS     :          3890 CORBIN AVENUE
   MORTGAGE AMT:               473,000.00              CITY              :    TARZANA   CA       91356
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            473,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,266.8966.15385       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070894969                     MORTGAGORS:           CRUZAN, DAVID

                                                               CRUZAN, PAMELA

                                                       ADDRESS     :          6270 GOLD HILLS COURT
   MORTGAGE AMT:               300,000.00              CITY              :    REDDING   CA       96003
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            300,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.0393.75000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070904412                     MORTGAGORS:           COLE, CLARENCE

                                                               COLE, MARTHE

                                                       ADDRESS     :          2128 KELLY AVENUE
   MORTGAGE AMT:               281,000.00              CITY              :    UPLAND    CA       91786
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            281,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,053.7756.20000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  114        08/01/24

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070904453                     MORTGAGORS:           BESS, CHRIS

                                                               BESS, YVETTE

                                                       ADDRESS     :          2209 CALLE DE PLATA
   MORTGAGE AMT:               277,750.00              CITY              :    SAN DIMAS CA       91773
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            277,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,918.3571.21795       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070904933                     MORTGAGORS:           WEST, GUY

                                                               WEST, OLGA

                                                       ADDRESS     :          4146 ROCHESTER ROAD
   MORTGAGE AMT:               328,000.00              CITY              :    SAN DIEGO CA       92116
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            328,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.5480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070909924                     MORTGAGORS:           ALEXANDER, MICHAEL

                                                               ALEXANDER, KATHLEEN

                                                       ADDRESS     :          420 WEST BEVERLY PLACE
   MORTGAGE AMT:               142,200.00              CITY              :    TRACY CA  95376
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            142,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,006.4890.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070912563                     MORTGAGORS:           KAIN, ROBERT

                                                               MANNING, RANELLE

                                                       ADDRESS     :          22790 MERCEDES ROAD
   MORTGAGE AMT:               473,500.00              CITY              :    CUPERTINO CA       95014
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            473,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,270.3565.31034       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070915269                     MORTGAGORS:           FAVARO, BERNARD

                                                               FAVARO, AMY

                                                       ADDRESS     :          150 BEVERLY STREET
   MORTGAGE AMT:               333,800.00              CITY              :    MOUNTAIN VI        CA       94043
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            333,800.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,248.8779.47619       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070915533                     MORTGAGORS:           MCKEOWN, STEVE

                                                               MCKEOWN, ELKE

                                                       ADDRESS     :          4004 PALADIN DRIVE
   MORTGAGE AMT:               250,000.00              CITY              :    SAN JOSE  CA       95124
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            250,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,812.6787.10801       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070916663                     MORTGAGORS:           CLARKE, SIMON

                                                               CLARKE, LINDA

                                                       ADDRESS     :          4307 TEESDALE AVENUE
   MORTGAGE AMT:               304,000.00              CITY              :    LOS ANGELES        CA       91604
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            304,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,125.6180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070921192                     MORTGAGORS:           DREWS, JOHN

                                                               DREWS, CAROLYN

                                                       ADDRESS     :          6 HERTFORD
   MORTGAGE AMT:               278,700.00              CITY              :    NEWPORT COA        CA       92657
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            278,700.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,901.2345.68852       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070922109                     MORTGAGORS:           STAMPS, ODOM

                                                               STAMPS, KATE

                                                       ADDRESS     :          318 FAIRVIEW AVENUE
   MORTGAGE AMT:               480,000.00              CITY              :    SOUTH PASAD        CA       91030
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            480,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,480.3380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070922414                     MORTGAGORS:           GIVENS, MARK

                                                       ADDRESS     :          2901 CORRAL CANYON ROAD
   MORTGAGE AMT:               400,000.00              CITY              :    MALIBU    CA       90265
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            400,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,439.7184.65608       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  105        08/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070924220                     MORTGAGORS:           TRIGG, HARRY

                                                               PARHAM, L

                                                       ADDRESS     :          7007 7009 1 2
   MORTGAGE AMT:               270,000.00              CITY              :    LOS ANGELES        CA       90038
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            270,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,957.6972.97297       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070925011                     MORTGAGORS:           BRASHEARS, MICHAEL

                                                       ADDRESS     :          982 CIENEGUITAS RD
   MORTGAGE AMT:               444,500.00              CITY              :    SANTA BARBARA      CA       93110
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            444,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,222.9370.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070925243                     MORTGAGORS:           LIFSEY, WALTER

                                                               LIFSEY, KATHARINE

                                                       ADDRESS     :          9538 NAPLES DRIVE
   MORTGAGE AMT:               392,000.00              CITY              :    CYPRESS   CA       90630
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            392,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,707.4580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070925425                     MORTGAGORS:           ZAHAROFF, GREGORY

                                                       ADDRESS     :          3621 KLAMATH ST
   MORTGAGE AMT:               198,000.00              CITY              :    OAKLAND   CA       94602
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            198,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,367.5468.27586       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070927132                     MORTGAGORS:           HITCHCOCK, WILLIAM

                                                               HITCHCOCK, DEBRA

                                                       ADDRESS     :          9661 CLIPPER COVE PLACE
   MORTGAGE AMT:               276,000.00              CITY              :    ELK GROVE CA       95758
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            276,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,882.8180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070934757                     MORTGAGORS:           KAPLAN, JONATHAN

                                                       ADDRESS     :          4323 BEN AVENUE
   MORTGAGE AMT:               512,000.00              CITY              :    LOS ANGELES        CA       91604
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            512,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,579.9880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070937644                     MORTGAGORS:           JOHNSON, AMOS

                                                               JOHNSON, VERCIE

                                                       ADDRESS     :          2885 TORRY CT
   MORTGAGE AMT:               349,300.00              CITY              :    CARLSBAD  CA       92009
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            349,300.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,813.9485.19512       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  105        08/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070939376                     MORTGAGORS:           FITZGERALD, KENNETH

                                                       ADDRESS     :          726 I AVENUE
   MORTGAGE AMT:               561,750.00              CITY              :    CORONADO  CA       92118
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            561,363.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,073.0875.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070941687                     MORTGAGORS:           HARTMAN, SHIRLEY

                                                       ADDRESS     :          36 GOLF VIEW DRIVE
   MORTGAGE AMT:               333,000.00              CITY              :    TRABUCO CAN        CA       92679
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            333,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,356.9590.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070943964                     MORTGAGORS:           MATSON, SUSAN

                                                       ADDRESS     :          1052 9TH STREET
   MORTGAGE AMT:               256,800.00              CITY              :    HERMOSA BEA        CA       90254
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            256,800.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,861.9868.48000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070945530                     MORTGAGORS:           MC FADYEN, IAN

                                                               MC FADYEN, ALISON

                                                       ADDRESS     :          996 BURLWOOD DRIVE
   MORTGAGE AMT:               500,000.00              CITY              :    SAN JOSE  CA       95120
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            500,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,496.0778.98894       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070946009                     MORTGAGORS:           KLATSKIN, ROBERT

                                                       ADDRESS     :          1182 1184 S HAYWORTH AVE
   MORTGAGE AMT:               352,000.00              CITY              :    LOS ANGELES        CA       90035
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            352,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,613.5980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070950175                     MORTGAGORS:           BROWN, CARL

                                                               BROWN, HELENE

                                                       ADDRESS     :          10108 EMPYREAN WAY
   MORTGAGE AMT:               720,000.00              CITY              :    LOS ANGELES        CA       90067
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            720,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            5,034.3467.28972       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070951918                     MORTGAGORS:           HUNSICKER, GALEN

                                                               HUNSICKER, KATHRYN

                                                       ADDRESS     :          19216 SIERRA ISABELLE RD
   MORTGAGE AMT:               390,000.00              CITY              :    IRVINE    CA       92612
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            389,738.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,861.6879.59184       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070952106                     MORTGAGORS:           EVANS, SHAWN

                                                               EVANS, ANDREA

                                                       ADDRESS     :          822 SAN JOSE PLACE
   MORTGAGE AMT:               304,000.00              CITY              :    SAN DIEGO CA       92109
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            304,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,177.8980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070952189                     MORTGAGORS:           CHRISTY, JEFF

                                                               CHRISTY, COLLEEN

                                                       ADDRESS     :          27778 BAHAMONDE
   MORTGAGE AMT:               296,000.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            296,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,069.6780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070953880                     MORTGAGORS:           TAM, JACK

                                                               TAM, SUE

                                                       ADDRESS     :          3530 NORTH MILLS AVENUE
   MORTGAGE AMT:               400,000.00              CITY              :    CLAREMONT CA       91711
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            400,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,935.0680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070954144                     MORTGAGORS:           GROSS, HARRY

                                                               GROSS, GAIL

                                                       ADDRESS     :          2604 SOMERSET DRIVE
   MORTGAGE AMT:               625,000.00              CITY              :    BELMONT   CA       94002
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            625,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,805.7174.98500       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070956719                     MORTGAGORS:           CALLEN, THOMAS

                                                       ADDRESS     :          3237 ESTRELLA DEL MAR WAY
   MORTGAGE AMT:               256,000.00              CITY              :    MARINA    CA       93933
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            256,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,923.2480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070957006                     MORTGAGORS:           PEEDEN, ROBERT

                                                               PEEDEN, CYNTHIA

                                                       ADDRESS     :          25991 CALLE RICARDO
   MORTGAGE AMT:               368,750.00              CITY              :    SAN JUAN CA        CA       92675
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            368,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,705.7689.93902       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070957527                     MORTGAGORS:           GOLDSBERRY, RONALD

                                                       ADDRESS     :          4161 ELMER AVENUE
   MORTGAGE AMT:               344,000.00              CITY              :    NORTH HOLLY        CA       91602
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            344,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,494.2480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070967252                     MORTGAGORS:           WINSTON, CHAREL

                                                       ADDRESS     :          1954 SHELBY CIRCLE
   MORTGAGE AMT:               320,000.00              CITY              :    EL DORADO H        CA       95762
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            320,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,264.9480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0070970272                     MORTGAGORS:           ROSCHER, AXEL

                                                               ROSCHER, CHRISTINE

                                                       ADDRESS     :          9714 ORCAS AVENUE
   MORTGAGE AMT:               325,000.00              CITY              :    LOS ANGELES        CA       91040
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            325,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,693.2077.38095       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  105        08/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080011679                     MORTGAGORS:           SALAZAR, DAVID

                                                               SALAZAR, LINDA

                                                       ADDRESS     :          33010 SOUTH BIRD ROAD
   MORTGAGE AMT:               342,000.00              CITY              :    TRACY CA  95376
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            341,781.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,569.3477.72727       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080012131                     MORTGAGORS:           MASTROCOLA, MICHAEL

                                                       ADDRESS     :          1495 PARK AVENUE
   MORTGAGE AMT:               174,000.00              CITY              :    SAN JOSE  CA       95126
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            173,867.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,201.7751.17647       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080017270                     MORTGAGORS:           WHITE, JOHN

                                                               WHITE, DEBRA

                                                       ADDRESS     :          675 HAILEY COURT
   MORTGAGE AMT:               311,600.00              CITY              :    SIMI VALLEY        CA       93065
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            310,987.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,073.0989.97589       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080026420                     MORTGAGORS:           SNYDER, STANTON

                                                               SNYDER, ANN

                                                       ADDRESS     :          842 EAST BIG BRIAR WAY
   MORTGAGE AMT:               280,000.00              CITY              :    LA CANADA F        CA       91011
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,561.820              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,910.1040.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080031354                     MORTGAGORS:           HASSELSON, MICHELLE

                                                       ADDRESS     :          1344 SUNGLOW DRIVE
   MORTGAGE AMT:               294,500.00              CITY              :    OCEANSIDE CA       92056
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            293,887.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,034.0495.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080032774                     MORTGAGORS:           TIMMERMAN, GEORGE

                                                               TIMMERMAN, MARILYN

                                                       ADDRESS     :          687 MADRONE AVENUE
   MORTGAGE AMT:               247,000.00              CITY              :    SUNNYVALE CA       94086
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            246,825.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,769.5474.84848       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080034200                     MORTGAGORS:           LAT, GRACE

                                                               LAT, ROBERTO

                                                       ADDRESS     :          2709 CHERRY BLOSSOM WAY
   MORTGAGE AMT:               344,000.00              CITY              :    UNION CITYCA       94587
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            343,474.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,375.9280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080034473                     MORTGAGORS:           ZEILER, WILLIAM

                                                               ZEILER, PATRICIA

                                                       ADDRESS     :          1252 VALENCIA MESA DRIVE
   MORTGAGE AMT:               345,000.00              CITY              :    FULLERTON CA       92833
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            344,473.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,382.8355.20000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080053887                     MORTGAGORS:           TAN, KIM

                                                               TAN, VYONNIE

                                                       ADDRESS     :          775 ST MICHAEL PLACE
   MORTGAGE AMT:               331,750.00              CITY              :    MORGAN HILL        CA       95037
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            331,521.690              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,405.4279.99142       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080058928                     MORTGAGORS:           WHITE, JOHN

                                                               WHITE, CHRISTINE

                                                       ADDRESS     :          22201 PLATINO
   MORTGAGE AMT:               248,400.00              CITY              :    MISSION VIE        CA       92691
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            247,840.170              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,631.8294.99044       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080066145                     MORTGAGORS:           GORDON, BASIL

                                                               GORDON, MICHELLE

                                                       ADDRESS     :          2 HENNA
   MORTGAGE AMT:               467,300.00              CITY              :    IRVINE    CA       92618
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            466,935.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,187.8179.99932       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080069602                     MORTGAGORS:           GRAB, KERSTIN

                                                       ADDRESS     :          611 HAILEY COURT
   MORTGAGE AMT:               326,000.00              CITY              :    SIMI VALLEY        CA       93065
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            325,775.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,363.7379.99293       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080069883                     MORTGAGORS:           NARDELLI, ROBERT

                                                               SEIFERT, AUDREY

                                                       ADDRESS     :          768 STARDUST LANE
   MORTGAGE AMT:               260,000.00              CITY              :    SAN JOSE  CA       95123
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            259,603.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,795.7680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080070733                     MORTGAGORS:           WIESER, KEVIN

                                                               WIESER, KRISTY

                                                       ADDRESS     :          24 CHANDLER PLACE
   MORTGAGE AMT:               273,800.00              CITY              :    LAS FLORESCA       92688
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            273,575.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,821.6079.98621       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080072572                     MORTGAGORS:           HOWELLS, JOHN

                                                               HOWELLS, TERRI

                                                       ADDRESS     :          2249 WARMLANDS AVENUE
   MORTGAGE AMT:               284,000.00              CITY              :    VISTA CA  92084
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            283,331.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,937.3978.88889       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080072861                     MORTGAGORS:           STAAL, FREDERICK

                                                               STAAL, DARA

                                                       ADDRESS     :          31423 COAST HIGHWAY #63
   MORTGAGE AMT:               388,500.00              CITY              :    LAGUNA BEAC        CA       92651
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            387,861.220              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,584.7170.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080074073                     MORTGAGORS:           ALLEN, JOHN
                                                               ALLEN, TINA
                                                               ALLEN, TINA

                                                       ADDRESS     :          33191 MARINA VISTA DRIVE
   MORTGAGE AMT:               264,000.00              CITY              :    DANA POINTCA       92629
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            263,788.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,778.6289.49153       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080079544                     MORTGAGORS:           THALASINOS, JOHN

                                                               THALASINOS, TERRY

                                                       ADDRESS     :          39635 VINEYARD VIEW DRIVE
   MORTGAGE AMT:               500,000.00              CITY              :    MURRIETA  CA       92562
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            499,197.950              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,368.5976.92308       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080081391                     MORTGAGORS:           WHITSELL, GENE

                                                               ANGELINI, CARRIE

                                                       ADDRESS     :          29 IOWA
   MORTGAGE AMT:               281,750.00              CITY              :    IRVINE    CA       92606
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            281,519.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,874.4989.99010       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080081433                     MORTGAGORS:           MABERRY, KEIL

                                                               MABERRY, LORRAINE

                                                       ADDRESS     :          19 IOWA
   MORTGAGE AMT:               270,600.00              CITY              :    IRVINE    CA       92606
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            270,388.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,845.9779.99432       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080081581                     MORTGAGORS:           CARLSON, ROBERT

                                                       ADDRESS     :          97 E ST JAMES STREET
   MORTGAGE AMT:               279,200.00              CITY              :    SAN JOSE  CA       95112
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            276,723.700              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,952.2180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080083629                     MORTGAGORS:           DONIGAN, JOSEPH

                                                               DONIGAN, ANN

                                                       ADDRESS     :          2538 PLAZA DEL AMO
   MORTGAGE AMT:               342,800.00              CITY              :    TORRANCE  CA       90503
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            342,532.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,338.5080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080084023                     MORTGAGORS:           SHEETS, TIMOTHY

                                                               SHEETS, SALLY

                                                       ADDRESS     :          875 BELL ESPRIT CIRCLE
   MORTGAGE AMT:               270,650.00              CITY              :    SAN MARCOSCA       92069
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            270,650.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,915.6494.98824       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080086846                     MORTGAGORS:           ANTON, DAVID

                                                               ANTON, VALERIE

                                                       ADDRESS     :          19824 OWL CREEK WAY
   MORTGAGE AMT:               322,400.00              CITY              :    LOS ANGELES        CA       91326
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            321,659.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,226.7480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080087158                     MORTGAGORS:           MERCADO, ROMEO

                                                               MERCADO, ERLINDA

                                                       ADDRESS     :          20 ROBINS TREE LANE
   MORTGAGE AMT:               250,700.00              CITY              :    IRVINE    CA       92602
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            250,518.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,774.4479.99617       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080089832                     MORTGAGORS:           VALIBEIGI, MOSHGON

                                                       ADDRESS     :          27054 PACIFIC TERRACE DRI
   MORTGAGE AMT:               390,500.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            389,603.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,697.0988.75000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080092307                     MORTGAGORS:           PAGE, ANDREW

                                                               MARKS PAGE, ILANA

                                                       ADDRESS     :          867 ROXBURY DRIVE
   MORTGAGE AMT:               320,000.00              CITY              :    PASADENA  CA       91104
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            319,511.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,210.1780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080093248                     MORTGAGORS:           SHELTON, JEANIE

                                                       ADDRESS     :          4123 BRIARGLEN DRIVE
   MORTGAGE AMT:               190,000.00              CITY              :    SAN JOSE  CA       95118
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            189,359.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,344.8149.60836       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080098296                     MORTGAGORS:           GILL, JOSEPH

                                                               GILL, MICHELLE

                                                       ADDRESS     :          1320 HORNE CT
   MORTGAGE AMT:               251,150.00              CITY              :    BRENTWOOD CA       94513
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            250,726.790              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,649.8879.99707       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080099682                     MORTGAGORS:           RILEY, MICHAEL

                                                               RILEY, NORMA

                                                       ADDRESS     :          7786 BLOOMFIELD TERRACE
   MORTGAGE AMT:               522,500.00              CITY              :    DUBLIN    CA       94568
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            522,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,743.2579.99620       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080102916                     MORTGAGORS:           DONAHUE, MICHAEL

                                                               DONAHUE, ANGELA

                                                       ADDRESS     :          2516 GALICIA
   MORTGAGE AMT:               328,000.00              CITY              :    LAVERNE   CA       91750
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            327,127.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,100.2368.61925       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080103138                     MORTGAGORS:           GEORGE, BRIAN

                                                       ADDRESS     :          611 CURLEW ROAD
   MORTGAGE AMT:               280,100.00              CITY              :    LIVERMORE CA       94550
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            279,196.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,887.0994.94915       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080109705                     MORTGAGORS:           GROOMS, CHARLES

                                                               GROOMS, PAMELA

                                                       ADDRESS     :          347 WINDY LANE
   MORTGAGE AMT:               115,500.00              CITY              :    VISTA CA  92083
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            115,420.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            837.4694.67213         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080109770                     MORTGAGORS:           LECKEY, THOMAS

                                                               LECKEY, VICTORIA

                                                       ADDRESS     :          11 CHANDLER PLACE
   MORTGAGE AMT:               240,850.00              CITY              :    LAS FLORESCA       92688
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            240,675.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,704.7379.98472       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080111065                     MORTGAGORS:           HALSTED, SCOTT

                                                               HALSTED, ELIZABETH

                                                       ADDRESS     :          76 ETHEL AVENUE
   MORTGAGE AMT:               275,000.00              CITY              :    MILL VALLEY        CA       94941
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            274,790.740              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,899.3629.89130       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080111362                     MORTGAGORS:           PENCE, CODY

                                                               PENCE, YVONNE

                                                       ADDRESS     :          25542 HOUSMAN PLACE
   MORTGAGE AMT:               304,750.00              CITY              :    STEVENSON R        CA       91381
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            304,534.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,183.2779.99549       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080112709                     MORTGAGORS:           HAWKS, MICHAEL

                                                               HAWKS, MICHELE

                                                       ADDRESS     :          23112 FAIRFIELD
   MORTGAGE AMT:               327,600.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            327,600.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,234.8179.99043       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080113756                     MORTGAGORS:           PRICE, JEFFERY

                                                               KARCH, KRISTA

                                                       ADDRESS     :          32 STANFORD HILL ROAD
   MORTGAGE AMT:               292,000.00              CITY              :    ESSEX CT  06426
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            291,783.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,041.7092.69841       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080113939                     MORTGAGORS:           YUNG, JOHANN

                                                               YUNG, ABEY

                                                       ADDRESS     :          5391 EVENING SKY
   MORTGAGE AMT:               392,200.00              CITY              :    SIMI VALLEY        CA       93063
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            391,943.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,912.0874.99962       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080114028                     MORTGAGORS:           BASLER, STEVEN

                                                               BASLER, LANGEMAK

                                                       ADDRESS     :          150 HEMLOCK STREET
   MORTGAGE AMT:               288,000.00              CITY              :    EAST GREENW        RI       02818
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            287,763.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,916.0790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080115496                     MORTGAGORS:           ABEYTA, SALVADOR

                                                               ABEYTA, NANCY

                                                       ADDRESS     :          13057 LOGAN STREET
   MORTGAGE AMT:               270,000.00              CITY              :    THORNTON  CO       80241
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            269,814.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,957.6987.09677       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080115660                     MORTGAGORS:           HIANIK, RICHARD

                                                               HIANIK, THERESE

                                                       ADDRESS     :          1057 BURTON TERRACE
   MORTGAGE AMT:               270,000.00              CITY              :    GLENVIEW  IL       60025
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            269,804.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,911.0580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080116031                     MORTGAGORS:           HOLDER, WORTH

                                                               HOLDER, KATHLEEN

                                                       ADDRESS     :          42 JAMESTOWN COURT
   MORTGAGE AMT:               250,000.00              CITY              :    GRAYSLAKE IL       60030
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            249,709.150              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,726.6979.87220       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080116072                     MORTGAGORS:           EYINK, C

                                                               EYINK, DIANE

                                                       ADDRESS     :          100 BALLAS COURT
   MORTGAGE AMT:               575,000.00              CITY              :    TOWN AND CO        MO       63131
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            575,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,119.3773.71795       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080116205                     MORTGAGORS:           MCGAVIN, BRIAN

                                                               SNOW, THOMAS

                                                       ADDRESS     :          11791 FRICKER AVENUE
   MORTGAGE AMT:               350,000.00              CITY              :    TUSTIN    CA       92782
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            349,410.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.2694.99511       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080117047                     MORTGAGORS:           TRAN, HAI

                                                       ADDRESS     :          1469 FOUR OAKS ROAD
   MORTGAGE AMT:               253,000.00              CITY              :    SAN JOSE  CA       95131
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            252,433.170              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,769.0279.81073       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080117096                     MORTGAGORS:           BARNES, KEVIN

                                                               SUAREZ BARNE, INES

                                                       ADDRESS     :          3228 CAMARILLO COURT
   MORTGAGE AMT:               429,800.00              CITY              :    SAN JOSE  CA       95135
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            428,736.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,859.4778.14545       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080117260                     MORTGAGORS:           CROWLEY, JEROME

                                                               CROWLEY, SUZANNE

                                                       ADDRESS     :          2 CRICKET CIRCLE
   MORTGAGE AMT:               284,400.00              CITY              :    ANDOVER   MA       01810
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            283,746.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,964.2880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080117393                     MORTGAGORS:           BARKSDALE, JAMES

                                                       ADDRESS     :          3035 ELLA LEE LANE
   MORTGAGE AMT:               500,000.00              CITY              :    HOUSTON   TX       77019
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            499,273.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,538.9778.74016       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080117914                     MORTGAGORS:           KIESSLING, KATHERINE

                                                       ADDRESS     :          1328 POINTE CLAIRE DRIVE
   MORTGAGE AMT:               290,400.00              CITY              :    SUNNYVALE CA       94087
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            290,400.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,005.7352.80000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080118284                     MORTGAGORS:           SAN FILIPPO, SCOTT

                                                               SAN FILIPPO, KATHLEEN

                                                       ADDRESS     :          23 VALEROSO
   MORTGAGE AMT:               289,050.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            287,851.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,923.0689.99010       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        03/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080118425                     MORTGAGORS:           ILIZAROV, MICHAEL

                                                               ILIZAROV, ELENA

                                                       ADDRESS     :          82 RIDGE BROOK DRIVE
   MORTGAGE AMT:               500,000.00              CITY              :    STAMFORD  CT       06903
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            500,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,326.5169.83240       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119225                     MORTGAGORS:           HOWARD, BRUCE

                                                               HOWARD, ROBIN

                                                       ADDRESS     :          10475 SW 72ND AVENUE
   MORTGAGE AMT:               340,000.00              CITY              :    MIAMI FL  33156
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            339,771.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,494.8074.72527       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119357                     MORTGAGORS:           BIRON, MARK

                                                               BIRON, ROBERTA

                                                       ADDRESS     :          6 GLEN GERY ROAD
   MORTGAGE AMT:               304,000.00              CITY              :    SHREWSBURYMA       01545
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            303,774.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,125.6180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119571                     MORTGAGORS:           FORSTNER, HALI

                                                               SHRADER, WILLIAM

                                                       ADDRESS     :          2018 ARBOR AVENUE
   MORTGAGE AMT:               460,000.00              CITY              :    BELMONT   CA       94002
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            459,632.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,099.1179.72270       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119639                     MORTGAGORS:           COX, GARRY

                                                               COX, ROBYN

                                                       ADDRESS     :          260 ALTO LOMA STREET
   MORTGAGE AMT:               300,000.00              CITY              :    MILLBRAE  CA       94030
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            299,754.090              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,995.9169.76744       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119662                     MORTGAGORS:           BAO, IRVING

                                                               BAO, PHOENIX

                                                       ADDRESS     :          272 SOUTH CRESCENT DRIVE
   MORTGAGE AMT:               401,800.00              CITY              :    BEVERLY HIL        CA       90212
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            401,155.470              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,707.0044.64444       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119746                     MORTGAGORS:           PACULA, JOSEPH

                                                               PACULA, ROSALIE

                                                       ADDRESS     :          5035 CAMINITO EXQUISITO
   MORTGAGE AMT:               320,000.00              CITY              :    SAN DIEGO CA       92130
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            319,473.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,128.9768.08511       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119779                     MORTGAGORS:           WITTIG, MICHAEL

                                                               WITTIG, CATHERINE

                                                       ADDRESS     :          4873 KINGBROOK DRIVE
   MORTGAGE AMT:               328,000.00              CITY              :    SAN JOSE  CA       95124
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            327,731.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,182.1980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080119928                     MORTGAGORS:           MARCOE, DAVID

                                                               MARCOE, LORI

                                                       ADDRESS     :          3247 NORTHWEST 60TH STREE
   MORTGAGE AMT:               350,000.00              CITY              :    SEATTLE   WA       98107
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            349,740.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,447.2566.03774       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080120868                     MORTGAGORS:           GRUNBAUM, SANDOR

                                                               GRUNBAUM, SUZANNE

                                                       ADDRESS     :          7130 E SADDLEBACK ST #27
   MORTGAGE AMT:               350,000.00              CITY              :    Mesa  AZ  85207
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            349,740.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,447.2566.67000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121023                     MORTGAGORS:           ORNEE, MICHAEL

                                                               ORNEE, DOROTHY

                                                       ADDRESS     :          1375 COUGAR RIDGE ROAD
   MORTGAGE AMT:               275,000.00              CITY              :    BUELLTON  CA       93427
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            274,780.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,852.7349.10714       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121080                     MORTGAGORS:           HARRISON, BRYAN

                                                               HARRISON, KATHLEEN

                                                       ADDRESS     :          3164 DENTON PLACE
   MORTGAGE AMT:               363,600.00              CITY              :    ROSWELL   GA       30075
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            363,316.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,480.4080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121106                     MORTGAGORS:           PLUCHAR, MICHAEL

                                                               PLUCHAR, PHOEBE

                                                       ADDRESS     :          961 EAST GRANT PLACE
   MORTGAGE AMT:               360,000.00              CITY              :    SAN MATEO CA       94402
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            359,704.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,395.0979.47020       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121114                     MORTGAGORS:           ORSI, ALDO

                                                               orsi, margarita

                                                       ADDRESS     :          200 BUCK KNOLL Road
   MORTGAGE AMT:               403,000.00              CITY              :    Boulder Creek      CA       95006
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            402,708.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,852.4179.96000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121130                     MORTGAGORS:           GIRON, ANDRES

                                                               GIRON, ROSANNA

                                                       ADDRESS     :          12412 SADDLERIDGE COURT
   MORTGAGE AMT:               504,000.00              CITY              :    CAMARILLO CA       93012
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            503,625.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,524.0474.94424       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121155                     MORTGAGORS:           SMITH, RUTH

                                                               WILSON, FLORENCE

                                                       ADDRESS     :          15 LONDON CT
   MORTGAGE AMT:               304,000.00              CITY              :    CLAYTON   CA       94517
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            303,785.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,177.9080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080121908                     MORTGAGORS:           LEAVITT, ROBERT

                                                               ZAZANIS, DONNA

                                                       ADDRESS     :          2726 WILLOW DRIVE
   MORTGAGE AMT:               262,600.00              CITY              :    VIENNA    VA       22181
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            262,384.740              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,747.0980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080122005                     MORTGAGORS:           URBAN, TIMOTHY

                                                               URBAN, CHIEU

                                                       ADDRESS     :          19634 HOOVER FARM DRIVE
   MORTGAGE AMT:               356,150.00              CITY              :    LAYTONSVILL        MD       20882
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            355,879.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,459.8479.99775       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080122047                     MORTGAGORS:           RAMOS, RONALD

                                                               YUN, SUZIE

                                                       ADDRESS     :          2529 TRAILSIDE WAY
   MORTGAGE AMT:               392,000.00              CITY              :    UNION CITYCA       94587
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            391,694.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,674.1477.93179       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080122054                     MORTGAGORS:           LAO, ROBERTSON

                                                               PASTORELLI, PATRICIA

                                                       ADDRESS     :          19636 HOOVER FARM DRIVE
   MORTGAGE AMT:               338,700.00              CITY              :    LAYTONSVILL        MD       20882
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            338,442.270              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,339.3279.99528       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080124209                     MORTGAGORS:           CASEY, RICHARD

                                                               CASEY, DEBRA

                                                       ADDRESS     :          30 GOLFVIEW CIRCLE
   MORTGAGE AMT:               352,000.00              CITY              :    STAMFORD  CT       06902
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            351,211.370              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,461.2480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080125099                     MORTGAGORS:           LEVIN, GARY

                                                               LEVIN, SARA

                                                       ADDRESS     :          #2A 395 RIVERSIDE DRIVE
   MORTGAGE AMT:               275,000.00              CITY              :    NEW YORK  NY       10025
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            274,558.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,852.7355.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080127103                     MORTGAGORS:           KAMARA, JOSEPH

                                                       ADDRESS     :          9 BOULDER LANE
   MORTGAGE AMT:               303,750.00              CITY              :    SHARON    MA       02067
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            303,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.1175.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080127210                     MORTGAGORS:           COORE, WILLIAM

                                                               COORE, SUE

                                                       ADDRESS     :          8300 E. DIXILETA #203
   MORTGAGE AMT:               300,000.00              CITY              :    ScottsdaleAZ       85262
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            299,777.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,097.6453.57000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080127376                     MORTGAGORS:           MAI, MIKE

                                                               MAI, IVY

                                                       ADDRESS     :          9 RINCON
   MORTGAGE AMT:               388,000.00              CITY              :    IRVINE    CA       92620
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            387,704.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,679.8280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080128556                     MORTGAGORS:           CERULLO, ANTHONY

                                                       ADDRESS     :          115 CIRCLE ROAD
   MORTGAGE AMT:               502,500.00              CITY              :    STATEN ISLA        NY       10304
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            498,766.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,301.0775.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080128697                     MORTGAGORS:           CONRAD, GORDON

                                                               CONRAD, ELIZABETH

                                                       ADDRESS     :          11 FREEMAN STREET
   MORTGAGE AMT:               260,000.00              CITY              :    AUBURNDALEMA       02166
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            259,372.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,751.6761.90476       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080133101                     MORTGAGORS:           NGUYEN, THOMAS

                                                               NGUYEN, JULIE

                                                       ADDRESS     :          23 CLERMONT
   MORTGAGE AMT:               370,000.00              CITY              :    NEWPORT COA        CA       92657
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            369,696.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,461.6256.92308       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080133283                     MORTGAGORS:           REAMS, OLIN

                                                               REAMS, REBECCA

                                                       ADDRESS     :          4840 VIA DE CABALLE
   MORTGAGE AMT:               280,000.00              CITY              :    SAN JOSE  CA       95118
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,781.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,910.0974.66667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080133291                     MORTGAGORS:           VITO, JONATHAN

                                                               VITO, CAROLINA

                                                       ADDRESS     :          50 MADERA
   MORTGAGE AMT:               350,000.00              CITY              :    SAN CARLOSCA       94070
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            349,713.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,328.5674.46809       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080133309                     MORTGAGORS:           CHU, JAKONG

                                                       ADDRESS     :          10541 MADERA DRIVE
   MORTGAGE AMT:               308,000.00              CITY              :    CUPERTINO CA       95014
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            307,759.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,101.1040.63325       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080134117                     MORTGAGORS:           MAHON, KEVIN

                                                               MAHON, CHERYL

                                                       ADDRESS     :          6 OGDEN COVER
   MORTGAGE AMT:               315,350.00              CITY              :    MIDDLETOWNNJ       07748
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            315,350.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,204.9885.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080134547                     MORTGAGORS:           COOK, JAMES

                                                               COOK, AUDREY

                                                       ADDRESS     :          3755 PAXTON PLACE
   MORTGAGE AMT:               360,000.00              CITY              :    SANTA ROSACA       95404
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            359,704.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,395.0975.78947       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080135361                     MORTGAGORS:           RICKETTS, GALE

                                                       ADDRESS     :          17 TWIN RIDGES ROAD
   MORTGAGE AMT:               500,000.00              CITY              :    OSSINING  NY       10562
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            499,502.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,496.0876.92308       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080135569                     MORTGAGORS:           GILBERT, EVELYNE

                                                               POLZIN, THOMAS

                                                       ADDRESS     :          2509 9TH AVE WEST
   MORTGAGE AMT:               333,350.00              CITY              :    SEATTLE   WA       98119
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            333,075.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,217.7979.99760       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080135585                     MORTGAGORS:           AIGNER, PAUL

                                                               AIGNER, CRISTI

                                                       ADDRESS     :          9425 NORTHEAST 16TH STREE
   MORTGAGE AMT:               445,000.00              CITY              :    BELLEVUE  WA       98004
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            444,652.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,035.6869.53125       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080135825                     MORTGAGORS:           MACRI, STEVEN

                                                               LAFFEY, MARY

                                                       ADDRESS     :          63 SUNNYCREST ROAD
   MORTGAGE AMT:               242,400.00              CITY              :    TRUMBULL  CT       06611
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            238,359.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,674.2080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080135940                     MORTGAGORS:           SAX, KENNETH

                                                               SAX, MICHELE

                                                       ADDRESS     :          4 YEAGER WAY
   MORTGAGE AMT:               460,000.00              CITY              :    WAYLAND   MA       01778
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            458,363.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,945.4461.00796       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080136088                     MORTGAGORS:           SWEENEY, PATRICK

                                                               SITKO, MARGARET

                                                       ADDRESS     :          1137 SHADY AVENUE
   MORTGAGE AMT:               349,200.00              CITY              :    PITTSBURGHPA       15217
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            347,716.220              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,294.0080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        03/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080136112                     MORTGAGORS:           ZAVODNEY, ANDREW

                                                               ZAVODNEY, GAYE

                                                       ADDRESS     :          4754  W BATH ROAD
   MORTGAGE AMT:               270,400.00              CITY              :    AKRON OH  44333
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            269,505.620              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,798.9880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080136252                     MORTGAGORS:           YOUNGER, WILLIAM

                                                               YOUNGER, JANET

                                                       ADDRESS     :          408 LOVETT BOULEVARD
   MORTGAGE AMT:               272,000.00              CITY              :    HOUSTON   TX       77006
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            271,258.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,719.2380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080136328                     MORTGAGORS:           PEPPERMAN, RONALD LYN

                                                       ADDRESS     :          937 BRENTWOOD DRIVE
   MORTGAGE AMT:               282,000.00              CITY              :    SAN JOSE  CA       95129
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            280,932.560              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,923.7472.86822       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137029                     MORTGAGORS:           BOYD, C

                                                               BOYD, T

                                                       ADDRESS     :          3214 STRATFORD DRIVE
   MORTGAGE AMT:               264,000.00              CITY              :    TEMPLE    TX       76502
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            263,077.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,800.9580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137086                     MORTGAGORS:           ABRAHM, MARK

                                                       ADDRESS     :          355     CAMDEN ROAD
   MORTGAGE AMT:               540,000.00              CITY              :    ATLANTA   GA       30309
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            538,124.520              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,502.4380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137383                     MORTGAGORS:           FRANKS, DENNIS

                                                               FRANKS, NANCY

                                                       ADDRESS     :          4 WESTMOUNT COURT
   MORTGAGE AMT:               428,800.00              CITY              :    GREENSBORONC       27410
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            428,128.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,925.1779.85102       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137516                     MORTGAGORS:           KALLAHER, CHRISTOPHE

                                                               KAPLAN, CLAIRE

                                                       ADDRESS     :          114 FENWAY
   MORTGAGE AMT:               302,400.00              CITY              :    BOSTON    MA       02215
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            302,181.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,140.3780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137722                     MORTGAGORS:           MCCOY, PATRICK

                                                               MCCOY, JOANNE

                                                       ADDRESS     :          6942 N KEYSTONE AVENUE
   MORTGAGE AMT:               360,000.00              CITY              :    LINCOLNWOOD        IL       60645
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            360,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,517.1862.06897       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137797                     MORTGAGORS:           BARR, JACK

                                                               BARR, SHANA

                                                       ADDRESS     :          8800 SKYRON PLACE
   MORTGAGE AMT:               208,000.00              CITY              :    SPRINGFIELD        VA       22153
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            207,418.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,418.9380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137805                     MORTGAGORS:           PARKINSON, JEANETTE

                                                               VALDEZ, RACHEL

                                                       ADDRESS     :          126 NORTH 40TH ST
   MORTGAGE AMT:               314,955.00              CITY              :    SEATTLE   WA       98103
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            314,721.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,202.2190.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137870                     MORTGAGORS:           TERP, FREDERICK

                                                               TERP, LYNN

                                                       ADDRESS     :          104 BRIAR LANE
   MORTGAGE AMT:               315,000.00              CITY              :    WESTWOOD  MA       02090
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            314,783.220              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,283.9776.82927       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137888                     MORTGAGORS:           BASILE, MARK

                                                               BASILE, GRACE

                                                       ADDRESS     :          132 WRIGHT ROAD
   MORTGAGE AMT:               368,500.00              CITY              :    HOLLIS    NH       03049
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            368,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,513.8288.05257       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080137979                     MORTGAGORS:           SINGER, LARRY

                                                               SINGER, BARBARA

                                                       ADDRESS     :          12815 CORTE CORDILLERA
   MORTGAGE AMT:               425,000.00              CITY              :    SALINAS   CA       93908
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            424,660.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,863.3068.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138001                     MORTGAGORS:           FANELLI, FRANK

                                                               FANELLI, CAROLINE

                                                       ADDRESS     :          10 LOUIS DRIVE
   MORTGAGE AMT:               381,600.00              CITY              :    KATONAH   NY       10536
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            381,302.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,603.1980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138019                     MORTGAGORS:           SHORE, ROBERT

                                                               SHORE, TAMMI

                                                       ADDRESS     :          34 PEGASUS DRIVE
   MORTGAGE AMT:               372,500.00              CITY              :    COTO DE CAZ  AREA  CA       92679
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            372,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,572.7662.34310       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138076                     MORTGAGORS:           PERRY, RICHARD

                                                               PERRY, JOSEPHINE

                                                       ADDRESS     :          23049 COLUMBUS ROAD
   MORTGAGE AMT:               142,500.00              CITY              :    MANSFIELD NJ       08022
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            142,222.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,094.1389.06250       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  105        07/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138134                     MORTGAGORS:           NABORS, JOHN

                                                               NABORS, SUSAN

                                                       ADDRESS     :          941 GLENBROOK DRIVE
   MORTGAGE AMT:               345,000.00              CITY              :    ATLANTA   GA       30318
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            344,737.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,382.8360.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138167                     MORTGAGORS:           CHAMBERS, THOMAS

                                                       ADDRESS     :          811 NEWELL STREET
   MORTGAGE AMT:               120,000.00              CITY              :    BELLINGHAMWA       98225
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            119,812.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            818.6165.21739         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138381                     MORTGAGORS:           FORLIFER, WILLIAM

                                                               FORLIFER, SUSAN

                                                       ADDRESS     :          9486 GREGORY ROAD
   MORTGAGE AMT:               380,000.00              CITY              :    EASTON    MD       21601
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            380,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,528.1580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138423                     MORTGAGORS:           MARSH, DENNIS

                                                               MARSH, THERESA

                                                       ADDRESS     :          11500 PADRE WAY
   MORTGAGE AMT:               375,200.00              CITY              :    DUBLIN    CA       94568
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            374,457.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,852.8980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080138662                     MORTGAGORS:           SKEZAS, SANDY

                                                               SKEZAS, GEORGE

                                                       ADDRESS     :          126 LENNOX STREET
   MORTGAGE AMT:               280,000.00              CITY              :    SANTA CRUZCA       95060
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            280,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,910.1077.77778       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080139181                     MORTGAGORS:           KIM, GRACE

                                                       ADDRESS     :          105 RIVERBEND DRIVE
   MORTGAGE AMT:               378,900.00              CITY              :    GROTON    MA       01450
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            378,900.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,616.9790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080139223                     MORTGAGORS:           ROBERTS, ALICE

                                                       ADDRESS     :          360 CANNADY COURT
   MORTGAGE AMT:               135,000.00              CITY              :    ATLANTA   GA       30350
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            134,880.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            864.4236.98630         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080139918                     MORTGAGORS:           KRAFT, RICHARD

                                                               KRAFT, DIANE

                                                       ADDRESS     :          675 PLANDOME ROAD
   MORTGAGE AMT:               448,000.00              CITY              :    NORTH HEMPS        NY       11030
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            447,683.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,209.5380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080139983                     MORTGAGORS:           ECKMAN, BRUCE

                                                               ECKMAN, SHELLY

                                                       ADDRESS     :          10 HOLLY BRIAR ROAD
   MORTGAGE AMT:               340,000.00              CITY              :    AQUINNAH  MA       02535
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            340,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,406.5061.81818       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080140122                     MORTGAGORS:           NEWELL, MELVIN

                                                               NEWELL, GAYLE

                                                       ADDRESS     :          2517 RED CEDAR DRIVE
   MORTGAGE AMT:               328,000.00              CITY              :    BOWIE MD  20721
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            327,756.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,293.4379.03614       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080140361                     MORTGAGORS:           HANSEN, WILLIAM

                                                               ERNST, PATRICIA

                                                       ADDRESS     :          10716 202ND STREET WEST
   MORTGAGE AMT:               344,000.00              CITY              :    LAKEVILLE MN       55077
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            343,718.030              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,288.6480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080140486                     MORTGAGORS:           JAMES, JEFF

                                                               JAMES, ROSEMARY

                                                       ADDRESS     :          5521 142ND AVENUE SE
   MORTGAGE AMT:               430,000.00              CITY              :    BELLEVUE  WA       98006
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            429,629.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,788.9754.08805       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080140569                     MORTGAGORS:           POLEY, BROOKS

                                                               POLEY, NANCY

                                                       ADDRESS     :          15 MULBERRY ROAD
   MORTGAGE AMT:               650,000.00              CITY              :    BLUFFTON  SC       29910
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            649,505.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,489.3954.16667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141260                     MORTGAGORS:           CRIDER, RONALD

                                                               CRIDER, NOURIMAN

                                                       ADDRESS     :          3195 POND MIST WAY
   MORTGAGE AMT:               300,000.00              CITY              :    OAK HILL  VA       20171
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            299,754.090              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,995.9165.39367       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141294                     MORTGAGORS:           NGUYEN, THACH

                                                       ADDRESS     :          1253 DUNN MEADOW COURT
   MORTGAGE AMT:               300,000.00              CITY              :    VIENNA    VA       22182
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            300,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.3958.20846       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141823                     MORTGAGORS:           LECKEMBY, GARRY

                                                               LECKEMBY, DIANE

                                                       ADDRESS     :          860 APRIL HILL WAY
   MORTGAGE AMT:               306,000.00              CITY              :    HARLEYSVILL        PA       19438
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            306,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,061.5873.07463       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141831                     MORTGAGORS:           PHILLIPSON, JAMES

                                                               LAVELLE, MADELEINE

                                                       ADDRESS     :          1687 MCKINLEY STREET
   MORTGAGE AMT:               260,000.00              CITY              :    SAN MATEO CA       94403
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            259,593.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,773.6676.47059       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141872                     MORTGAGORS:           BERNARDO, DENNIS

                                                       ADDRESS     :          3 HOLLY COURT
   MORTGAGE AMT:               252,900.00              CITY              :    TUXEDO PARK        NY       10987
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            252,900.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,768.3289.44470       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141880                     MORTGAGORS:           MCLELLAN, KATHRYN

                                                               REIDY, JOHN

                                                       ADDRESS     :          685 EAST FIFTH STREET
   MORTGAGE AMT:               270,750.00              CITY              :    SOUTH BOSTO        MA       02127
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            270,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,939.6995.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141963                     MORTGAGORS:           MURRAY, PHILIP

                                                               MURRAY, MARY ALICE

                                                       ADDRESS     :          3 SULLIVAN TERRACE
   MORTGAGE AMT:               250,000.00              CITY              :    BARRINGTONRI       02806
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            249,819.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,769.4880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141971                     MORTGAGORS:           BARITZ, MARC

                                                               MILLER BARIT, FELICE

                                                       ADDRESS     :          7 HEWITT AVENUE
   MORTGAGE AMT:               344,000.00              CITY              :    WHITE PLAIN        NY       10605
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            344,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,494.2480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080141989                     MORTGAGORS:           RICHARDSON, FREDERICK

                                                               RICHARDSON, GEORGIA

                                                       ADDRESS     :          10828 CAMERON AVENUE
   MORTGAGE AMT:               343,900.00              CITY              :    OAKLAND   CA       94605
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            343,631.720              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,346.0179.99535       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142029                     MORTGAGORS:           BUCKLEY, THOMAS

                                                       ADDRESS     :          4792 GRAND AVENUE
   MORTGAGE AMT:               428,000.00              CITY              :    OJAI  CA  93023
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            427,705.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,103.3080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142102                     MORTGAGORS:           PYLE,, HAROLD

                                                               PYLE, GAIL

                                                       ADDRESS     :          4909 OAKCREST DRIVE
   MORTGAGE AMT:               316,000.00              CITY              :    Fairfax   VA       22030
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            315,734.520              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,075.9080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142144                     MORTGAGORS:           BAKER, PERRY

                                                               PERMAR, BARBARA

                                                       ADDRESS     :          3304 WESSYNTON WAY
   MORTGAGE AMT:               262,550.00              CITY              :    ALEXANDRIAVA       22309
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            262,340.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,768.8579.80243       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142235                     MORTGAGORS:           BROWNING, LAWRENCE

                                                               BROWNING, HENRIETTA

                                                       ADDRESS     :          133 HAMILTON ROAD
   MORTGAGE AMT:               351,000.00              CITY              :    RIDGEWOOD NJ       07450
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            350,693.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,454.2560.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142250                     MORTGAGORS:           VANDEN BOSSC, JACK

                                                               VANDEN BOSSC, KIM

                                                       ADDRESS     :          14130 VAI BROTHERS DRIVE
   MORTGAGE AMT:               282,800.00              CITY              :    RANCHO CUCA        CA       91739
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            282,800.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,929.1994.93118       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142276                     MORTGAGORS:           BORIACK SJOD, PAULA

                                                               SJODIN, THEODORE

                                                       ADDRESS     :          46 FLORENCE ROAD
   MORTGAGE AMT:               247,500.00              CITY              :    WALTHAM   MA       02453
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            247,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,730.5689.18919       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142383                     MORTGAGORS:           CHAIJAROEN, VONGSANT

                                                               CHAIJAROEN, ORN

                                                       ADDRESS     :          304XX 28TH AVENUE
   MORTGAGE AMT:               293,750.00              CITY              :    FEDERAL WAY        WA       98023
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            292,999.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,079.1475.93854       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142458                     MORTGAGORS:           WHITE, GARY

                                                       ADDRESS     :          561 DURHAM DRIVE
   MORTGAGE AMT:               285,000.00              CITY              :    BIRMINGHAMAL       35209
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            285,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,944.2174.80315       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142540                     MORTGAGORS:           SCHOENFELD, MARC

                                                               SCHOENFELD, LYDIA

                                                       ADDRESS     :          112 GOLF EDGE
   MORTGAGE AMT:               650,000.00              CITY              :    WESTFIELD NJ       07890
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            649,585.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,883.2472.62570       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142565                     MORTGAGORS:           QUINN, KEVIN

                                                               QUINN, JUDITH

                                                       ADDRESS     :          5 CRESTVIEW LANE
   MORTGAGE AMT:               270,000.00              CITY              :    SPARTA    NJ       07871
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            270,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,773.7166.33907       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080142805                     MORTGAGORS:           WOOD, BRET

                                                               WOOD, MARLEEN

                                                       ADDRESS     :          37 OLD PLANTERS ROAD
   MORTGAGE AMT:               272,000.00              CITY              :    BEVERLY   MA       01915
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            272,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,786.8532.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080143381                     MORTGAGORS:           TAYLOR, MICHAEL

                                                               MATTEI TAYLO, CHERYL

                                                       ADDRESS     :          5085 TIDEWATER WAY
   MORTGAGE AMT:               260,700.00              CITY              :    ALPHARETTAGA       30005
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            260,700.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,845.2288.07432       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080143647                     MORTGAGORS:           DOUGLASS, ALEC

                                                               DOUGLASS, DENISE

                                                       ADDRESS     :          6427 RUBY WAY
   MORTGAGE AMT:               273,500.00              CITY              :    CARLSBAD  CA       92009
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            273,302.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,935.8279.85401       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080144298                     MORTGAGORS:           CARINI, CLAUDIO

                                                               FRATAZZI, CANDIDA

                                                       ADDRESS     :          95 ELIOT STREET
   MORTGAGE AMT:               500,000.00              CITY              :    NATICK    MA       01760
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            499,628.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,496.0870.42254       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080144348                     MORTGAGORS:           ANDERSON, DAVID

                                                               ANDERSON, SUSAN

                                                       ADDRESS     :          9838 CAMINITO LASWANE
   MORTGAGE AMT:               320,000.00              CITY              :    SAN DIEGO CA       92131
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            320,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.4968.08511       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080144850                     MORTGAGORS:           KOZAK, CATHERINE

                                                               CASPER, PAULINE

                                                       ADDRESS     :          3745 CEFALU DRIVE
   MORTGAGE AMT:               250,250.00              CITY              :    SAN JOSE  CA       95124
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            250,049.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,685.9870.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145030                     MORTGAGORS:           KANOAS, WAYNE

                                                               KANDAS, KAY

                                                       ADDRESS     :          LOT 29 ROBIN COURT
   MORTGAGE AMT:               382,000.00              CITY              :    Gilbert   AZ       85296
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            381,716.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,671.0076.40000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145188                     MORTGAGORS:           THOMPSON, HEATHER

                                                               THOMPSON, RANDALL

                                                       ADDRESS     :          375 HOLMES DRIVE NW
   MORTGAGE AMT:               208,000.00              CITY              :    VIENNA    VA       22180
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            207,833.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,401.3480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145204                     MORTGAGORS:           ROE, ARNOLD

                                                               ROE, KIKI

                                                       ADDRESS     :          1362 HYMETTUS
   MORTGAGE AMT:               348,000.00              CITY              :    ENCINITAS CA       92024
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            347,728.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,373.9780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145246                     MORTGAGORS:           BARTLETT, DANIEL

                                                               BARTLETT, STEPHANIE

                                                       ADDRESS     :          10993 SE RIM ROCK DRIVE
   MORTGAGE AMT:               266,000.00              CITY              :    PORTLAND  OR       97236
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            266,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,859.9190.78498       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145279                     MORTGAGORS:           DANIELS, DAN

                                                               DANIELS, JO

                                                       ADDRESS     :          5109 NORTH MEADOW RIDGE C
   MORTGAGE AMT:               252,650.00              CITY              :    MCKINNEY  TX       75070
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            252,480.470              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,853.8668.28378       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145303                     MORTGAGORS:           HIRSH, SAMUEL

                                                               HIRSH, ANNA

                                                       ADDRESS     :          1150 TIMBERGATE DRIVE
   MORTGAGE AMT:               567,400.00              CITY              :    RYDAL PA  19046
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            566,934.900              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,774.9379.98996       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145329                     MORTGAGORS:           THATCHER, JAMES

                                                               THATCHER, CYNTHIA

                                                       ADDRESS     :          9672 ENDSLEIGH CT
   MORTGAGE AMT:               375,000.00              CITY              :    GRANITE BAY        CA       95746
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            374,599.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,526.4471.15750       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080145337                     MORTGAGORS:           KING, EARL

                                                               KING, MARCIA

                                                       ADDRESS     :          7 LINDY LANE
   MORTGAGE AMT:               308,750.00              CITY              :    COLTS NECKNJ       07722
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            308,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,185.3295.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080146129                     MORTGAGORS:           BLUM, ANDREW

                                                               SEGAL, AMY

                                                       ADDRESS     :          83 ALLERTON ROAD
   MORTGAGE AMT:               412,000.00              CITY              :    NEWTON    MA       02459
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            411,709.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,951.6270.54795       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080146962                     MORTGAGORS:           WEEKS, WILLIAM

                                                               CHEAH, YEE

                                                       ADDRESS     :          51 PLYMOUTH ROAD
   MORTGAGE AMT:               319,500.00              CITY              :    NEEDHAM   MA       02192
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            319,262.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,233.9990.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080146988                     MORTGAGORS:           WROBLEWSKI, JUNE

                                                       ADDRESS     :          3219 BLACKHAWK MEADOW DR
   MORTGAGE AMT:               350,000.00              CITY              :    DANVILLE  CA       94506
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            349,733.680              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,417.3656.45161       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080147184                     MORTGAGORS:           SMITH, BRADLEY

                                                               SMITH, SONYA

                                                       ADDRESS     :          13706 PEGASUS RD
   MORTGAGE AMT:               254,400.00              CITY              :    CYPRESS   TX       77429
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            253,099.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,671.2380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        02/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080147341                     MORTGAGORS:           KATKOV, RICHARD

                                                               MULDER, MIRIAM

                                                       ADDRESS     :          2431 22ND STREET
   MORTGAGE AMT:               375,200.00              CITY              :    SANTA MONIC        CA       90405
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            374,907.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,559.5380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080147978                     MORTGAGORS:           HEFFLEY, ROBERT

                                                               HEFFLEY, BARBARA

                                                       ADDRESS     :          1578 RUBY COURT
   MORTGAGE AMT:               396,900.00              CITY              :    DIAMOND BAR        CA       91765
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            396,605.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,775.1879.99194       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080148059                     MORTGAGORS:           BECKERMAN, MICHAEL

                                                               BECKERMAN, KAREN

                                                       ADDRESS     :          145 SANTA CLARA AVENUE
   MORTGAGE AMT:               704,000.00              CITY              :    SAN FRANCIS        CA       94127
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            703,490.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,982.8780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  103        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080148661                     MORTGAGORS:           DOWDY, DEVVAN

                                                       ADDRESS     :          27 JEAN LANE
   MORTGAGE AMT:               261,250.00              CITY              :    CHESTNUT RI        NY       10977
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            260,733.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,939.7795.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080148760                     MORTGAGORS:           NACCARATO, N

                                                               NACCARATO, PAMELA

                                                       ADDRESS     :          3337 HARBOURS BLVD
   MORTGAGE AMT:               265,000.00              CITY              :    WATERFORD T        MI       48328
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            264,595.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,830.2976.81159       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080149339                     MORTGAGORS:           MC CALLUM, PATRICIA

                                                               MC CALLUM, MARY

                                                       ADDRESS     :          231 ATHERTON STREET
   MORTGAGE AMT:               400,000.00              CITY              :    MILTON    MA       02186
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            400,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,796.8666.66667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080149537                     MORTGAGORS:           PECK, JEFFREY

                                                               PECK, KAREN

                                                       ADDRESS     :          43885 FRUGALITY COURT
   MORTGAGE AMT:               276,000.00              CITY              :    ASHBURN   VA       20147
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            275,784.690              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,882.8180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080149958                     MORTGAGORS:           AALBUE, FREDERICK

                                                               AALBUE, LAURIE

                                                       ADDRESS     :          1219 GREENWOOD DRIVE
   MORTGAGE AMT:               249,600.00              CITY              :    WHEATON   IL       60187
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            249,414.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,745.2480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080150402                     MORTGAGORS:           TURNER, ERIC

                                                               FISCHER, ELIZABETH

                                                       ADDRESS     :          4695 PAULING AVENUE
   MORTGAGE AMT:               286,200.00              CITY              :    SAN DIEGO CA       92122
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            286,003.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,075.1590.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080150410                     MORTGAGORS:           RICHARDSON, DEBORAH

                                                               RICHARDSON, GARY

                                                       ADDRESS     :          6409 GALWAY DRIVE
   MORTGAGE AMT:               238,450.00              CITY              :    CLARKSVILLE        MD       21029
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            238,268.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,646.9279.98994       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080150428                     MORTGAGORS:           PLATTES, DAVID

                                                               COOK, SHELLEY

                                                       ADDRESS     :          HC 83 BOX 1015
   MORTGAGE AMT:               304,000.00              CITY              :    PEQUOT LAKE        MN       56472
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            303,487.750              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,997.0675.06173       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080150584                     MORTGAGORS:           LEE, GREGORY

                                                       ADDRESS     :          912 CONCORD COURT
   MORTGAGE AMT:               175,500.00              CITY              :    VISTA CA  92083
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            175,382.240              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,287.7694.86486       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080150816                     MORTGAGORS:           QUINN, EDWARD

                                                               QUINN, SHERRY

                                                       ADDRESS     :          1704 CATTAIL MEADOWS DRIV
   MORTGAGE AMT:               265,950.00              CITY              :    WOODBINE  MD       21797
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            265,544.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,836.8679.98809       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080151103                     MORTGAGORS:           WARREN, KRISTEN

                                                               WARREN, DEAN

                                                       ADDRESS     :          254 S FAIRCHILD LANE
   MORTGAGE AMT:               279,000.00              CITY              :    ORANGE    CA       92869
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            278,798.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,974.7594.99974       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080151483                     MORTGAGORS:           ZAMORA, JOHN

                                                               ZAMORA, TIFFANY

                                                       ADDRESS     :          1310 HORN CT
   MORTGAGE AMT:               260,050.00              CITY              :    BRENTWOOD CA       94513
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            259,561.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,796.1176.71091       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080151590                     MORTGAGORS:           CACCAVALE, JOHN

                                                               LIOTTI CACCA, ELENA

                                                       ADDRESS     :          311 HAWTHORNE  PLACE
   MORTGAGE AMT:               342,900.00              CITY              :    LAWERENCE T        NJ       08648
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            342,900.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,397.6179.98619       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080151970                     MORTGAGORS:           LEWICKI, STEFAN

                                                               LEWICKI, HANNA

                                                       ADDRESS     :          12 BUTTERNUT LANE
   MORTGAGE AMT:               260,000.00              CITY              :    STAMFORD  CT       06903
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            259,807.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,817.9680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080152143                     MORTGAGORS:           KOSS, STEVEN

                                                               KOSS, MELISSA

                                                       ADDRESS     :          4770 LONESOME DOVE DRIVE
   MORTGAGE AMT:               287,500.00              CITY              :    SHINGLE SPR        CA       95682
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            286,065.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,912.7478.23129       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        02/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080155807                     MORTGAGORS:           RYAN, DENIS

                                                               RYAN, GLORIA

                                                       ADDRESS     :          28061 VIA DE COSTA
   MORTGAGE AMT:               286,000.00              CITY              :    SAN JUAN CA        CA       92675
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            286,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,926.8374.09326       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080155856                     MORTGAGORS:           MEYER, CARL

                                                               MEYER, JOANNE

                                                       ADDRESS     :          6041 WOODLAKE LANE
   MORTGAGE AMT:               284,000.00              CITY              :    ALEXANDRIAVA       22315
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            283,789.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,985.7780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080156722                     MORTGAGORS:           KOHN, ARTHUR

                                                       ADDRESS     :          3625 WEST GLENLAKE
   MORTGAGE AMT:               297,500.00              CITY              :    CHICAGO   IL       60659
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            297,295.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,157.0870.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080157019                     MORTGAGORS:           BLYTHE, RICHARD

                                                               BLYTHE, RHONDA

                                                       ADDRESS     :          2762 DERBY DRIVE
   MORTGAGE AMT:               299,900.00              CITY              :    SAN RAMON CA       94583
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            299,453.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,096.9494.90506       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080157159                     MORTGAGORS:           TUPIN, JOE

                                                               TUPIN, DEBORAH

                                                       ADDRESS     :          1759 HEKPA DRIVE
   MORTGAGE AMT:               420,000.00              CITY              :    SOUTH LAKECA       96150
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            419,696.020              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,972.7380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080157258                     MORTGAGORS:           GROLEAU, THOMAS

                                                               GROLEAU, CHRISTINE

                                                       ADDRESS     :          30 OAKWOOD DRIVE
   MORTGAGE AMT:               320,000.00              CITY              :    PORTSMOUTHNH       03810
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            320,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.4980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080157365                     MORTGAGORS:           HOLT, TOM

                                                               HOLT, AMY

                                                       ADDRESS     :          1412 WEST CUYLER AVENUE
   MORTGAGE AMT:               300,000.00              CITY              :    CHICAGO   IL       60613
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            299,782.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.3892.30769       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080157399                     MORTGAGORS:           RAIMONDI, JOHN

                                                       ADDRESS     :          15 WEST 53RD STREET
   MORTGAGE AMT:               500,000.00              CITY              :    NEW YORK  NY       10019
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            500,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,800.3679.36508       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080158371                     MORTGAGORS:           STANVICK, STEPHEN

                                                               STANVICK, CHRIS

                                                       ADDRESS     :          7 LOON WAY
   MORTGAGE AMT:               300,000.00              CITY              :    WESTFORD  MA       01886
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            300,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,046.5366.29439       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080159171                     MORTGAGORS:           COLEMAN, JAMES

                                                               COLEMAN, ELIZABETH

                                                       ADDRESS     :          3583 HEDRICK STREET
   MORTGAGE AMT:               301,600.00              CITY              :    JACKSONVILL        FL       32205
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            301,392.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,186.8180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080159288                     MORTGAGORS:           SEJVAR, MARK

                                                               WHITE, ANNE

                                                       ADDRESS     :          4075 LOS NIETOS DRIVE
   MORTGAGE AMT:               364,000.00              CITY              :    LOS ANGELES        CA       90027
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            363,736.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,576.3780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080159312                     MORTGAGORS:           MORALES, FROILAN

                                                               MORALES, MARIFE

                                                       ADDRESS     :          3 HIDDEN WOODS CT
   MORTGAGE AMT:               270,000.00              CITY              :    BROOKHAVENNY       11780
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            269,814.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,957.6990.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080159593                     MORTGAGORS:           SULLIVAN, DAVID

                                                               SULLIVAN, MICHELLE

                                                       ADDRESS     :          4603 N. 144TH AVENUE
   MORTGAGE AMT:               103,100.00              CITY              :    Omaha NE  68116
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            103,016.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            747.5579.98000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080159874                     MORTGAGORS:           SAMBAR, TOD

                                                               SAMBAR, STACIA

                                                       ADDRESS     :          973 PIONEER ROAD
   MORTGAGE AMT:               400,000.00              CITY              :    PEBBLE BEAC        CA       93953
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            399,687.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,728.7161.53846       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080160237                     MORTGAGORS:           WARREN, ELISE

                                                               WARREN, LESLIE

                                                       ADDRESS     :          55 BISHOP LANE
   MORTGAGE AMT:               292,000.00              CITY              :    WALNUT CREEK       CA       94596
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            292,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,374.7080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080160393                     MORTGAGORS:           JABIN, MARK

                                                       ADDRESS     :          1110 YORKSHIRE DRIVE
   MORTGAGE AMT:               136,500.00              CITY              :    CARROLLTONTX       75007
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            136,403.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            977.9170.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080161458                     MORTGAGORS:           PITTNER, RICHARD

                                                               CRABTREE, PENNI

                                                       ADDRESS     :          3535 -3541 1/2 SIXTH AVEN
   MORTGAGE AMT:               370,400.00              CITY              :    SAN DIEGO CA       92103
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            370,118.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,558.2680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080161805                     MORTGAGORS:           CHESLER, CHARLES

                                                       ADDRESS     :          22 POWER HORN ROAD
   MORTGAGE AMT:               272,000.00              CITY              :    NORWALK   CT       06850
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            271,803.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,925.2080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080162530                     MORTGAGORS:           VANDER-ZEE, RICHARD

                                                               VANDER-ZEE, KATHY

                                                       ADDRESS     :          4712 CIMMARON TR
   MORTGAGE AMT:               162,000.00              CITY              :    Granbury  TX       76049
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            161,894.030              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,202.8579.02000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080162555                     MORTGAGORS:           WALKER, WILLIAM

                                                               WALKER, MARA

                                                       ADDRESS     :          56-58 Washington Street
   MORTGAGE AMT:               275,000.00              CITY              :    NEWTON    MA       02458
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            275,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,278.8747.82609       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080162704                     MORTGAGORS:           BLACKWELL, TODD

                                                               BLACKWELL, LINDA

                                                       ADDRESS     :          3434 HAZELNUT COURT
   MORTGAGE AMT:               335,300.00              CITY              :    SIMI VALLEY        CA       93065
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            334,933.200              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,344.4779.97882       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080163223                     MORTGAGORS:           FLEMING, ROBERT

                                                               KUSHNER, CHERIE

                                                       ADDRESS     :          5950 LUCAS VALLEY ROAD
   MORTGAGE AMT:               496,000.00              CITY              :    NICASIO   CA       94946
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            495,622.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,425.7559.04762       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080163462                     MORTGAGORS:           NUNN, WILLIAM

                                                               MARKS, LISA

                                                       ADDRESS     :          1418 1420 SPRUCE STREET
   MORTGAGE AMT:               500,000.00              CITY              :    BERKELEY  CA       94709
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            499,647.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,582.0669.15629       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080163561                     MORTGAGORS:           PIRONE, JOSEPH

                                                               PIRONE, DOROTHY

                                                       ADDRESS     :          9 LEDGEWOOD WAY
   MORTGAGE AMT:                75,000.00              CITY              :    PEABODY   MA       01960
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:             74,950.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            556.8748.07692         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080164270                     MORTGAGORS:           NAUSE, JEFFREY

                                                               NAUSE, ELAINE

                                                       ADDRESS     :          110 BAKERFIELD DRIVE
   MORTGAGE AMT:               279,550.00              CITY              :    MIDDLETOWNDE       19709
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            279,317.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,954.6594.99413       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080164882                     MORTGAGORS:           BERTSEKAS, TELIS

                                                               BERTSEKAS, WENDY

                                                       ADDRESS     :          16 BROAD STREET
   MORTGAGE AMT:               478,350.00              CITY              :    BELMONT   MA       02478
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            478,350.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,468.3790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080165103                     MORTGAGORS:           EDWARDS, MICHAEL

                                                               EDWARDS, JOYCE

                                                       ADDRESS     :          2512 RED CEDAR DRIVE
   MORTGAGE AMT:               384,000.00              CITY              :    MITCHELLVIL        MD       20721
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            384,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,458.8080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080165418                     MORTGAGORS:           HO, WAI

                                                               LARDEN HO, DEBORAH

                                                       ADDRESS     :          498 FONICK DRIVE
   MORTGAGE AMT:               279,000.00              CITY              :    SAN JOSE  CA       95111
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            278,807.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,022.9590.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080165491                     MORTGAGORS:           MAXSON, JOHN

                                                               MAXSON, KELLI

                                                       ADDRESS     :          1094 MANNING DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    EL DORADO H        CA       95762
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            299,782.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.3874.07407       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080165525                     MORTGAGORS:           HENDERSON, LINDA

                                                       ADDRESS     :          1531 DIAMOND COURT
   MORTGAGE AMT:               470,000.00              CITY              :    DIAMOND BAR        CA       91765
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            470,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,286.3179.25066       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080166259                     MORTGAGORS:           WOOD, JAMES

                                                               VALENZUELA, LORENA

                                                       ADDRESS     :          2614 BRUNSTON CT
   MORTGAGE AMT:               297,800.00              CITY              :    ROUND ROCKTX       78681
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            297,098.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,031.5289.16168       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080166465                     MORTGAGORS:           IANNAZZI, PHILLIP

                                                               IANNAZZI, ANNAMARIE

                                                       ADDRESS     :          9 ROCK HILL PLACE
   MORTGAGE AMT:               250,000.00              CITY              :    METHUEN   MA       01844
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            249,366.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,642.3279.36508       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080166689                     MORTGAGORS:           MEINTZER, R

                                                               MEINTZER, RENEE

                                                       ADDRESS     :          1068 LAUREL FIG DRIVE
   MORTGAGE AMT:               298,900.00              CITY              :    SIMI VALLEY        CA       93063
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            298,160.680              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,988.5984.99180       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080166788                     MORTGAGORS:           ATTIGA, SALEM

                                                               ATTIGA, AIDA

                                                       ADDRESS     :          421 SILVER HOLLOW DRIVE
   MORTGAGE AMT:               535,200.00              CITY              :    WALNUT CREE        CA       94598
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            533,514.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,651.0180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080167091                     MORTGAGORS:           HUGHES, MICHAEL

                                                               WARBEY, ROBIN

                                                       ADDRESS     :          1656 JUDSON STREET
   MORTGAGE AMT:               106,400.00              CITY              :    SEASIDE   CA       93955
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            106,220.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            698.9780.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080167109                     MORTGAGORS:           KING, STEPHEN

                                                               KING, DOLORES

                                                       ADDRESS     :          3189 VISTA DEL CAMINO
   MORTGAGE AMT:               176,800.00              CITY              :    MARINA    CA       93933
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            176,523.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,206.0980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080167307                     MORTGAGORS:           MONTALVO, JESSE

                                                               MONTALVO, ANNE

                                                       ADDRESS     :          785 CEDAR STREET
   MORTGAGE AMT:               367,200.00              CITY              :    SAN CARLOSCA       94070
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            366,947.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,662.4580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080167364                     MORTGAGORS:           KENDALL, CHARLES

                                                               KENDALL, MARY

                                                       ADDRESS     :          5607 WEST CACTUS ROAD
   MORTGAGE AMT:               290,000.00              CITY              :    GLENDALE  AZ       85304
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            289,779.330              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,002.9664.44444       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080167943                     MORTGAGORS:           TO, JACKLYN

                                                       ADDRESS     :          9527 CORTADA
   MORTGAGE AMT:                99,000.00              CITY              :    EL MONTE  CA       91733
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:             98,930.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            709.2569.71831         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080167984                     MORTGAGORS:           MENDOZA, MANUEL

                                                               MENDOZA, IGNACIA

                                                       ADDRESS     :          13502 OAKS AVENUE
   MORTGAGE AMT:                98,550.00              CITY              :    CHINO CA  91710
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:             98,480.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            706.0261.98113         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080168149                     MORTGAGORS:           TSE, CHI

                                                               TSE, LAI

                                                       ADDRESS     :          1355 35TH AVENUE
   MORTGAGE AMT:               315,000.00              CITY              :    SAN FRANCIS        CA       94122
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            314,507.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,148.8675.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080168339                     MORTGAGORS:           CANNELLA, KERRY

                                                               CHAU, WING

                                                       ADDRESS     :          421 NEWBURGH CT
   MORTGAGE AMT:               438,700.00              CITY              :    WEST NEW YO        NJ       07093
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            438,405.640              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,219.0379.99519       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080168420                     MORTGAGORS:           SCHAAL, STEPHEN

                                                               SCHAAL, BARBARA

                                                       ADDRESS     :          2181 WALTHAM RD
   MORTGAGE AMT:               470,000.00              CITY              :    COLUMBUS  OH       43221
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            469,633.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,206.2359.64467       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080168461                     MORTGAGORS:           MC VEY, ROBERT

                                                               MC VEY, VICTORIA

                                                       ADDRESS     :          6252 KINGFISHER LANE
   MORTGAGE AMT:               357,800.00              CITY              :    ALEXANDRIAVA       22312
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            357,506.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,380.4679.99106       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080168511                     MORTGAGORS:           PATHAK, PRABODH

                                                               PATHAK, POONAM

                                                       ADDRESS     :          5832 BROADWELL DRIVE
   MORTGAGE AMT:               282,275.00              CITY              :    PLANO TX  75093
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            282,275.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,295.6133.60417       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  105        08/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080168909                     MORTGAGORS:           GEIMAN, SEMEN

                                                               DUBOVA, NATALIA

                                                       ADDRESS     :          50 FIELDSTONE TERRACE
   MORTGAGE AMT:               408,000.00              CITY              :    STAMFORD  CT       06902
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            408,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,958.2880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080170251                     MORTGAGORS:           BYRNES, PAMELA

                                                               JACOBSEN, RICHARD

                                                       ADDRESS     :          50 SOUTH WASHINGTON AVENU
   MORTGAGE AMT:               277,000.00              CITY              :    NIANTIC   CT       06357
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            277,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,842.8975.89041       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080170319                     MORTGAGORS:           SITZENSTATTE, ERIC

                                                               SITZENSTATTE, JILL

                                                       ADDRESS     :          17333 OLD RANCH ROAD
   MORTGAGE AMT:               340,000.00              CITY              :    LOS GATOS CA       95033
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            339,747.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,377.3380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080170384                     MORTGAGORS:           GRIGGS, DEAN

                                                               GRIGGS, BARBARA

                                                       ADDRESS     :          275 EL CAMINITO ROAD
   MORTGAGE AMT:               490,000.00              CITY              :    CARMEL VALL        CA       93924
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            489,636.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,426.1570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080170665                     MORTGAGORS:           BAER, MICHAEL

                                                               BAER, LORI

                                                       ADDRESS     :          8956 SOUTH YAHOOSKIN DRIV
   MORTGAGE AMT:               301,500.00              CITY              :    POWELL BUTT        OR       97753
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            300,790.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,056.7690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080170780                     MORTGAGORS:           SHEN, JIE

                                                               KELLEHER, RAYMOND

                                                       ADDRESS     :          319 MARLBOROUGH STREET
   MORTGAGE AMT:               370,400.00              CITY              :    BOSTON    MA       02116
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            370,169.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,815.3180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080171010                     MORTGAGORS:           O'GORMAN, RONAN

                                                               O'GORMAN, ALEXANDRA

                                                       ADDRESS     :          737 EUREKA AVENUE
   MORTGAGE AMT:               278,000.00              CITY              :    DAVIS CA  95616
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            277,089.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,849.5576.16438       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080171606                     MORTGAGORS:           OLIVEIRA, MICHAEL

                                                               OLIVEIRA, PAULA

                                                       ADDRESS     :          19 PECAN VALLEY DRIVE
   MORTGAGE AMT:               325,000.00              CITY              :    NEW CITY  NY       10956
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            325,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,244.7072.22222       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080171903                     MORTGAGORS:           IANNIELLO, BRIAN

                                                               IANNIELLO, NANCY

                                                       ADDRESS     :          610 CATESBY COURT SW
   MORTGAGE AMT:               343,900.00              CITY              :    LEESBURG  VA       20171
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            343,644.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,404.6079.99535       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172182                     MORTGAGORS:           WALSH LUND, CAROL

                                                               LUND, DANIEL

                                                       ADDRESS     :          1105 OLD COUNTY ROAD
   MORTGAGE AMT:               320,000.00              CITY              :    SEVERNA PAR        MD       21146
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            319,762.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.4978.04878       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172208                     MORTGAGORS:           CLEMENS, MICHAEL

                                                               CLEMENS, CHRISTY

                                                       ADDRESS     :          9012 MCCOY AVENUE
   MORTGAGE AMT:               340,000.00              CITY              :    SACRAMENTOCA       95829
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            339,753.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,406.5080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172521                     MORTGAGORS:           LEAMER, DUANE

                                                               LEAMER, CHERYL

                                                       ADDRESS     :          8003 164TH STREET SE
   MORTGAGE AMT:               262,500.00              CITY              :    SNOHOMISH WA       98296
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            262,314.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,880.5875.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172562                     MORTGAGORS:           IPOCK, LESLIE

                                                               IPOCK, BETTY

                                                       ADDRESS     :          Q1 WESTPORT IV
   MORTGAGE AMT:               276,000.00              CITY              :    PINE KNOLLNC       28512
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            275,795.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,929.8480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172653                     MORTGAGORS:           HIGGINBOTHAM, COLE

                                                               HIGGINBOTHAM, SONYA

                                                       ADDRESS     :          11 MYRTLE LANDING
   MORTGAGE AMT:               295,000.00              CITY              :    HATTIESBURG        MS       39402
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            294,781.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,062.6877.63158       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172836                     MORTGAGORS:           COLLINS, MICHAEL

                                                               GRANO, MARGARET

                                                       ADDRESS     :          340 SOUTH SPRING AVENUE
   MORTGAGE AMT:               360,000.00              CITY              :    LAGRANGE  IL       60525
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            360,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,641.5580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080172893                     MORTGAGORS:           FARRAR, JON

                                                               FARRAR, NINA

                                                       ADDRESS     :          10572 SOUTH ORANGE PARK
   MORTGAGE AMT:               388,000.00              CITY              :    ORANGE    CA       92869
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            387,330.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,516.5680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080173412                     MORTGAGORS:           UDELL, RYAN

                                                               UDELL, REBECCA

                                                       ADDRESS     :          310 WYNCOTE ROAD
   MORTGAGE AMT:               171,200.00              CITY              :    JENKINTOWNPA       19046
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            171,072.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,197.0680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080174451                     MORTGAGORS:           WILKINS, KLINE

                                                               WILKINS, GAIL

                                                       ADDRESS     :          4637 TONYAWATHA TRAIL
   MORTGAGE AMT:               280,000.00              CITY              :    MONONA    WI       53716
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            279,550.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,886.4280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080174881                     MORTGAGORS:           STONE, SARAH

                                                       ADDRESS     :          21 W DELRAY AVE
   MORTGAGE AMT:               255,200.00              CITY              :    ALEXANDRIAVA       22301
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            255,000.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,740.9280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176266                     MORTGAGORS:           CHAVEZ, ROBERT

                                                               FREW CHAVEZ, ELISA

                                                       ADDRESS     :          3460 ORWOOD ROAD
   MORTGAGE AMT:               356,250.00              CITY              :    BRENTWOOD CA       94513
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            355,732.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,521.5275.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176308                     MORTGAGORS:           ANTHONY, BRUCE

                                                               ANTHONY, DAWN

                                                       ADDRESS     :          13904 NW 52ND AVENUE
   MORTGAGE AMT:               262,400.00              CITY              :    VANCOUVER WA       98685
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            262,195.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,790.0380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176373                     MORTGAGORS:           SELLGE, HANS

                                                               HARDIN, PJ

                                                       ADDRESS     :          203 MORESBY LANE
   MORTGAGE AMT:               337,000.00              CITY              :    REDWOOD CIT        CA       94063
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            336,403.700              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,157.8579.06993       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176571                     MORTGAGORS:           MCGUINN, JAMES

                                                               HORNE, LESLEY

                                                       ADDRESS     :          1125 BROCKMAN DRIVE
   MORTGAGE AMT:               375,000.00              CITY              :    SONOMA    CA       95476
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            374,714.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,590.0462.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176746                     MORTGAGORS:           NICOSIA, MONICA

                                                               ECKSTEIN, RICK

                                                       ADDRESS     :          334 STRATHMORE DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    BRYN MAWR PA       19010
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            300,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.0380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176787                     MORTGAGORS:           CUI, HONG

                                                               LI, OU

                                                       ADDRESS     :          10 BEDFORD DRIVE
   MORTGAGE AMT:               365,950.00              CITY              :    BASKING RID        NJ       07920
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            365,698.150              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,653.4079.98995       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080176837                     MORTGAGORS:           GRAHAM, GREGORY

                                                               GRAHAM, KELLY

                                                       ADDRESS     :          1391 HOFFMAN DRIVE
   MORTGAGE AMT:               277,000.00              CITY              :    ERIE  CO  80516
   LIFETIME RATE :               8.62500
   UNPAID BALANCE:            276,836.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,154.4894.79808       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080177389                     MORTGAGORS:           MODI, SOHRAB

                                                       ADDRESS     :          1714 TRESTLE GLEN ROAD
   MORTGAGE AMT:               444,800.00              CITY              :    OAKLAND   CA       94610
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            444,478.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,148.2780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080177579                     MORTGAGORS:           WARD, CHERYL

                                                               WARD, STEPHEN

                                                       ADDRESS     :          120 WOODSMOKE WAY
   MORTGAGE AMT:               354,000.00              CITY              :    FOLSOM    CA       95630
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            354,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,536.1080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080177611                     MORTGAGORS:           POLSDORF, THOMAS

                                                               POLSDORF, AVE

                                                       ADDRESS     :          12893 VIA CABALLA ROJO
   MORTGAGE AMT:               272,000.00              CITY              :    SAN DIEGO CA       92129
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            271,798.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,901.8680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080177900                     MORTGAGORS:           HANSEN, BRETT

                                                               HANSEN, KIM

                                                       ADDRESS     :          17027 NORTHEAST 190TH ST
   MORTGAGE AMT:               287,200.00              CITY              :    WOODINVILLE        WA       98072
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            287,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,082.4079.33702       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080177983                     MORTGAGORS:           SORIANO, BERNARD

                                                               SORIANO, BONNIE

                                                       ADDRESS     :          4127 PUENTE WAY
   MORTGAGE AMT:               340,000.00              CITY              :    SACRAMENTOCA       95864
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            340,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,348.3073.11828       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080178338                     MORTGAGORS:           SPURR, DOUGLAS

                                                       ADDRESS     :          50 BROWN VALLEY ROAD
   MORTGAGE AMT:               484,000.00              CITY              :    CORRALITOSCA       95076
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            483,658.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,467.4488.16029       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080178460                     MORTGAGORS:           BLOOMQUIST, JAMES

                                                               BLOOMQUIST, HEATHER

                                                       ADDRESS     :          2875 NORTH ROXBURY STREET
   MORTGAGE AMT:               352,000.00              CITY              :    ORANGE    CA       92867
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            351,421.240              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,341.8758.66667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080178601                     MORTGAGORS:           KUSSIN, DAVID

                                                               KUSSIA, MEREDITH

                                                       ADDRESS     :          18923 VINTAGE STREET
   MORTGAGE AMT:               311,250.00              CITY              :    NORTHRIDGECA       91324
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            310,762.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.2873.23529       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080178817                     MORTGAGORS:           ARNOLD, DEON

                                                               ARNOLD, EDWARD

                                                       ADDRESS     :          3165 MOCKINGBIRD KNOLL
   MORTGAGE AMT:               396,000.00              CITY              :    LA VERNE  CA       91750
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            395,706.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,768.8980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080179039                     MORTGAGORS:           ATKINS, ALAN

                                                               ATKINS, LISA

                                                       ADDRESS     :          1625 MUIRFILD LAND
   MORTGAGE AMT:               332,000.00              CITY              :    EVERGREEN CO       80439
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            331,741.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,264.8380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080179062                     MORTGAGORS:           VILLANUEVA, KAREN

                                                               GELLA, AMELIA

                                                       ADDRESS     :          2843 SPRINGDALE LANE
   MORTGAGE AMT:               296,900.00              CITY              :    SAN RAMON CA       94585
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            296,900.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,178.5589.96970       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080179096                     MORTGAGORS:           GOLDSMITH, BARRY

                                                               GOLDSMITH, PAULA

                                                       ADDRESS     :          11411 RIDGE MIST TERRACE
   MORTGAGE AMT:               500,000.00              CITY              :    POTOMAC   MD       20854
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            499,609.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,410.8971.95487       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080179450                     MORTGAGORS:           GARNETT, STEVEN

                                                               SULLIVAN, MICHELLE

                                                       ADDRESS     :          7905 BRISTOL ROAD
   MORTGAGE AMT:               247,900.00              CITY              :    DUBLIN    CA       94568
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            247,720.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,754.6294.98084       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080179617                     MORTGAGORS:           LY, LINDA

                                                               NGUYEN, KEN

                                                       ADDRESS     :          8 WOODSPRING COVE
   MORTGAGE AMT:               372,450.00              CITY              :    BUENA PARKCA       90621
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            372,200.090              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,732.9179.99424       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080180094                     MORTGAGORS:           WISE, JASON

                                                               WISE, CAROLYN

                                                       ADDRESS     :          15170 AVENUE 260
   MORTGAGE AMT:               371,200.00              CITY              :    VISALIA   CA       93292
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            370,963.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,788.7180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080180680                     MORTGAGORS:           SAUNDERS, JEFFREY

                                                               SAUNDERS, DAWN

                                                       ADDRESS     :          199 SHELTER COVE DRIVE
   MORTGAGE AMT:               276,000.00              CITY              :    EL GRANADACA       94018
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            275,789.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,906.2669.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080180896                     MORTGAGORS:           SHORT, LIESEL

                                                               POULIET, MARY

                                                       ADDRESS     :          375 AVENUE ALHAMBRA
   MORTGAGE AMT:               402,000.00              CITY              :    EL GRANADACA       94018
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            401,737.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,984.8469.67071       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080180953                     MORTGAGORS:           WOHLGEMUTH, BARRY

                                                               WOHLGEMUTH, ANITA

                                                       ADDRESS     :          22076 EAST RIDGE TRAIL CI
   MORTGAGE AMT:               392,300.00              CITY              :    AURORA    CO       80016
   LIFETIME RATE :               8.75000
   UNPAID BALANCE:            392,074.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,086.2379.99560       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080181464                     MORTGAGORS:           TAYLOR, STUART

                                                               STUTZ TAYLOR, KATHERINE

                                                       ADDRESS     :          392 VEGA ROAD
   MORTGAGE AMT:               292,500.00              CITY              :    WATSONVILLE        CA       95076
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            292,254.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,921.5289.72393       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080181555                     MORTGAGORS:           HARRIS, GREGORY

                                                               HARRIS, JACQUELINE

                                                       ADDRESS     :          18 HUMMINGBIRD LANE
   MORTGAGE AMT:               291,000.00              CITY              :    NEWARK    DE       19711
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            290,789.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,059.6886.43479       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080181621                     MORTGAGORS:           DE LA RIVA, PATRICIA

                                                       ADDRESS     :          21710 LOS ALIMOS STREET
   MORTGAGE AMT:               320,000.00              CITY              :    CHATSWORTHCA       91311
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            320,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.4973.56322       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080181647                     MORTGAGORS:           CLARK, TIMOTHY

                                                       ADDRESS     :          2332 PASEO SAUCEDAL
   MORTGAGE AMT:               303,750.00              CITY              :    SAN DIEGO CA       92009
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            303,199.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,919.9179.99989       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080181670                     MORTGAGORS:           SCHOUW, JASON

                                                       ADDRESS     :          4189 TESSA PLACE
   MORTGAGE AMT:               317,550.00              CITY              :    PLEASANTONCA       94566
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            317,053.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,166.2679.99184       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080181944                     MORTGAGORS:           BJORKLUND, JENNIFER

                                                       ADDRESS     :          4041 LYCEUM AVENUE
   MORTGAGE AMT:               231,200.00              CITY              :    LOS ANGELES        CA       90066
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            231,044.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,696.4680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080182397                     MORTGAGORS:           BRAKEBILL, JERRY

                                                               BRAKEBILL, KIM

                                                       ADDRESS     :          24340 VIA LOMAS DE YORBA
   MORTGAGE AMT:               340,900.00              CITY              :    YORBA LINDA        CA       92887
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            340,325.560              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,239.4774.77517       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080182959                     MORTGAGORS:           BOULARD, EMILE

                                                               BOULARD, PATRICIA

                                                       ADDRESS     :          62 DEER HILL AVENUE
   MORTGAGE AMT:               360,000.00              CITY              :    DANBURY   CT       06811
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            359,739.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,548.0690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080183171                     MORTGAGORS:           bITTLE, NANCY

                                                               bittle, maybell  bittle, james

                                                       ADDRESS     :          7772 YAuPON DRIVE
   MORTGAGE AMT:               255,900.00              CITY              :    Austin    TX       78759
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            255,728.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,877.7079.98000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080183239                     MORTGAGORS:           MAGARIAN, MARK

                                                               MAGARIAN, KRISTINE

                                                       ADDRESS     :          755 LAWNBROOK DRIVE
   MORTGAGE AMT:               288,800.00              CITY              :    FRESNO    CA       93720
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            288,606.220              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,119.1180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080183361                     MORTGAGORS:           CALHOUN, DOUGLAS

                                                               CALHOUN, SHARON

                                                       ADDRESS     :          11174 RHODA WAY
   MORTGAGE AMT:               340,000.00              CITY              :    CULVER CITY        CA       90230
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            339,766.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,465.2479.06977       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080183742                     MORTGAGORS:           MOYLAN, STEVEN

                                                               MOYLAN, SANDRA

                                                       ADDRESS     :          1304 HORNE COURT
   MORTGAGE AMT:               271,000.00              CITY              :    BRENTWOOD CA       94513
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            270,803.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,918.1390.33333       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080183908                     MORTGAGORS:           HENDRIX, CHARLES

                                                       ADDRESS     :          4735 SHETLAND LANE
   MORTGAGE AMT:               281,650.00              CITY              :    HOUSTON   TX       77027
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            281,451.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,017.7889.98431       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080184252                     MORTGAGORS:           ADAMS, KEVIN

                                                               ADAMS, RENEE

                                                       ADDRESS     :          6408 GALWAY DRIVE
   MORTGAGE AMT:               301,750.00              CITY              :    CLARKSVILLE        MD       21029
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            301,526.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,109.8889.42198       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080184518                     MORTGAGORS:           LANGSCHULTZ, JOHN

                                                               LANGSCHULTZ, FRANCES

                                                       ADDRESS     :          44 DEARBORN DRIVE
   MORTGAGE AMT:               280,000.00              CITY              :    OLD TAPPANNJ       07675
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            280,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,030.1966.66667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185085                     MORTGAGORS:           LASHER, JEFFREY ALAN

                                                               LASHER, DIANA MARIE

                                                       ADDRESS     :          2010 EAST SOFT WIND DRIVE
   MORTGAGE AMT:               251,350.00              CITY              :    PHOENIX   AZ       85024
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            250,758.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,714.6595.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185838                     MORTGAGORS:           HALL, KEVIN

                                                               HALL, MARY

                                                       ADDRESS     :          15 HALIFAX COURT
   MORTGAGE AMT:               246,900.00              CITY              :    STERLING  VA       20165
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            246,503.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,663.4195.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185846                     MORTGAGORS:           MCAVEY, MAUREEN

                                                       ADDRESS     :          3303 TURNER LANE
   MORTGAGE AMT:               290,000.00              CITY              :    CHEVY CHASE        MD       20815
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            289,523.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,929.3882.86000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185853                     MORTGAGORS:           DANIEL, DONALD

                                                               DANIEL, DONNA

                                                       ADDRESS     :          9510 HOLLY PROSPECT COURT
   MORTGAGE AMT:               328,800.00              CITY              :    BURKE VA  22015
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            328,240.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,187.5180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185861                     MORTGAGORS:           MUNZENMAIER, FRED

                                                               MUNZENMAIER, ANGELA

                                                       ADDRESS     :          5115 RIVERLAKE DRIVE
   MORTGAGE AMT:               462,400.00              CITY              :    DULUTH    GA       30097
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            461,227.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,037.6480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185879                     MORTGAGORS:           FELTINGOFF, MARK

                                                       ADDRESS     :          6022 VIA VENETIA NORTH
   MORTGAGE AMT:               320,000.00              CITY              :    Delray Beach       FL       33484
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            319,511.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,210.1663.63000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185887                     MORTGAGORS:           CALLAHAN, KEVIN

                                                       ADDRESS     :          2841 NE 47TH STREET
   MORTGAGE AMT:               416,000.00              CITY              :    LIGHTHOUSE POINT   FL       33064
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            415,348.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,837.8580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185895                     MORTGAGORS:           WILTSE, KENNETH

                                                       ADDRESS     :          1820 MILLSIDE TERRACE
   MORTGAGE AMT:               247,500.00              CITY              :    DACULA    GA       30019
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            247,093.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,646.6279.84000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185911                     MORTGAGORS:           SHUKER, SUZANNE

                                                               SHUKER, ANTHONY

                                                       ADDRESS     :          1172 EMPIRE ROAD
   MORTGAGE AMT:               303,900.00              CITY              :    ATLANTA   GA       30329
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            303,400.330              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,021.8579.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185929                     MORTGAGORS:           MARSHALL, ADMAL

                                                       ADDRESS     :          1171 BOWERIE CHASE
   MORTGAGE AMT:               268,350.00              CITY              :    POWDER SPRINGS     GA       30127
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            267,950.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,876.3490.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185937                     MORTGAGORS:           CUNNINGHAM, MATTHEW

                                                               CUNNINGHAM, SUSAN

                                                       ADDRESS     :          1334 WINOKA ROAD
   MORTGAGE AMT:               294,650.00              CITY              :    COLLIERVILLE       TN       38017
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            294,153.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,935.6490.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185945                     MORTGAGORS:           SHIRK, TRACEY

                                                       ADDRESS     :          303 PIKE STREET #501
   MORTGAGE AMT:               246,500.00              CITY              :    Seattle   WA       98122
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            245,890.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,639.9785.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185952                     MORTGAGORS:           VARALLO, JOHN

                                                               COOLIDGE, RHONDA

                                                       ADDRESS     :          464 CROCKETT STREET
   MORTGAGE AMT:               320,000.00              CITY              :    SEATTLE   WA       98109
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            319,168.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,075.5180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185960                     MORTGAGORS:           SEAVITT, DENISE

                                                       ADDRESS     :          7924 1/2 SEWARD PARK AVEN
   MORTGAGE AMT:               348,850.00              CITY              :    SEATTLE   WA       98118
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            347,987.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,320.9153.76000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185978                     MORTGAGORS:           TONELLI, MARK

                                                               CLANCY, KELLY

                                                       ADDRESS     :          3323 N.W. 71ST STREET
   MORTGAGE AMT:               389,000.00              CITY              :    SEATTLE   WA       98117
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            388,360.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,588.0377.96000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185986                     MORTGAGORS:           CULLER, PAUL

                                                               CULLER, MICHELLE

                                                       ADDRESS     :          7530 44TH STREET NORTHEAS
   MORTGAGE AMT:               248,400.00              CITY              :    MARYSVILLEWA       98270
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            247,738.900              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,590.5390.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080185994                     MORTGAGORS:           DANIELL, JAMES

                                                               DANIELL, HEIDI

                                                       ADDRESS     :          3735 BACCURATE WAY
   MORTGAGE AMT:               268,800.00              CITY              :    MARIETTA  GA       30062
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            268,335.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,743.4380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186000                     MORTGAGORS:           KEARNEY, DAVID

                                                       ADDRESS     :          3333 S. MOUNT BAKER BOULE
   MORTGAGE AMT:               288,800.00              CITY              :    SEATTLE   WA       98144
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            288,313.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,897.2195.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186018                     MORTGAGORS:           ERICKSON, WILLIAM

                                                       ADDRESS     :          8107 147TH AVENUE SOUTHEA
   MORTGAGE AMT:               270,000.00              CITY              :    NEWCASTLE WA       98059
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            269,545.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,773.7172.97000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186026                     MORTGAGORS:           TANG, PAI

                                                               CHEN, XIN

                                                       ADDRESS     :          779 CENTURY FARM LANE
   MORTGAGE AMT:               347,000.00              CITY              :    NAPERVILLEIL       60563
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            345,355.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,337.8089.98000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186042                     MORTGAGORS:           MANDEL, SEYMOUR

                                                               MANDEL, ILENE

                                                       ADDRESS     :          118 SUNSET COVE LANE
   MORTGAGE AMT:               277,350.00              CITY              :    PALM BEACH GARDENS FL       33418
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            276,893.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,845.2279.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186059                     MORTGAGORS:           Kayfus, Gary

                                                               KAYFUS, PAIGE

                                                       ADDRESS     :          4949 NW 108TH TERRACE
   MORTGAGE AMT:               273,600.00              CITY              :    CORAL SPRINGS      FL       33076
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            272,604.020              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,797.3690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186075                     MORTGAGORS:           wispe, jonathan

                                                               moles, lisa

                                                       ADDRESS     :          6382 NORTH CAMINO MIRVAL
   MORTGAGE AMT:               396,000.00              CITY              :    TUCSON    AZ       85718
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            395,332.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,601.4480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186083                     MORTGAGORS:           BARNES, KENNETH

                                                       ADDRESS     :          622 RIDGELAWN TRAIL
   MORTGAGE AMT:               300,000.00              CITY              :    BATAVIA   IL       60510
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            299,327.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,097.6492.31000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186091                     MORTGAGORS:           PEARCE, SEAN

                                                               PEARCE, SHANNON

                                                       ADDRESS     :          14187 SE ROLLING MEADOWS
   MORTGAGE AMT:               256,000.00              CITY              :    PORTLAND  OR       97236
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            255,351.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,681.7480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186133                     MORTGAGORS:           GUAGENTI, MICHAEL

                                                               GUAGENTI, VERONICA

                                                       ADDRESS     :          105 NORTH CATHERINE AVENU
   MORTGAGE AMT:               263,250.00              CITY              :    LA GRANGE IL       60525
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            262,614.690              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,773.5690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186141                     MORTGAGORS:           GARDNER, KEVIN

                                                       ADDRESS     :          5755 CHASE POINT CIRCLE
   MORTGAGE AMT:               335,200.00              CITY              :    COLORADO SPRINGS   CO       80919
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            334,350.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,202.0380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186158                     MORTGAGORS:           PARASMO, LUIGI

                                                               CALVO, JAVIER

                                                       ADDRESS     :          5613 WILLIAMSBURG BOULEVA
   MORTGAGE AMT:               256,500.00              CITY              :    ARLINGTON VA       22207
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            256,098.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,749.7895.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186166                     MORTGAGORS:           Lechner, Albert

                                                               Lechner, Deborah

                                                       ADDRESS     :          8914 MOHAWK LANE
   MORTGAGE AMT:               300,000.00              CITY              :    BETHESDA  MD       20817
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            299,506.750              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,995.9180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186182                     MORTGAGORS:           OSTERSTROM, PAUL

                                                               OSTERSTROM, CHRISTEL

                                                       ADDRESS     :          19107 NORTHEAST 103RD STR
   MORTGAGE AMT:               348,800.00              CITY              :    REDMOND   WA       98053
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            347,806.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,320.5880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186190                     MORTGAGORS:           KENNETH SMITH, MICHAEL

                                                       ADDRESS     :          8096 WASHINGTON AVENUE
   MORTGAGE AMT:               250,000.00              CITY              :    NORTH ROYALTON     OH       44133
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            249,578.740              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,642.3289.29000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186216                     MORTGAGORS:           GARWOOD, AARON

                                                               GARWOOD, KARINA

                                                       ADDRESS     :          1416 NE 148TH AVENUE
   MORTGAGE AMT:               298,300.00              CITY              :    VANCOUVER WA       98684
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            297,637.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,959.6279.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186240                     MORTGAGORS:           HEAP, DAVID

                                                               HEAP, BARBARA

                                                       ADDRESS     :          17400 297TH AVENUE SOUTHE
   MORTGAGE AMT:               265,000.00              CITY              :    SULTAN    WA       98294
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            264,328.270              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,740.8679.82000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186265                     MORTGAGORS:           SHAW, DAVID

                                                               SNIDER, MELISSA

                                                       ADDRESS     :          1346 NORTH 78TH STREET
   MORTGAGE AMT:               350,000.00              CITY              :    SEATTLE   WA       98103
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            349,424.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,328.5671.87000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186299                     MORTGAGORS:           COLLINS, JOHN

                                                               COLLINS, JAYNE

                                                       ADDRESS     :          8 ST. LOUIS STREET
   MORTGAGE AMT:               451,800.00              CITY              :    DEWEY BEACH        DE       19971
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            451,110.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,120.4760.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186315                     MORTGAGORS:           Kerrigan, J.

                                                               MURTAUGH, FRAN

                                                       ADDRESS     :          10443 EAST SNYDER CREEK P
   MORTGAGE AMT:               328,000.00              CITY              :    TUCSON    AZ       85749
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            327,473.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,209.8080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186323                     MORTGAGORS:           BRINLEY, JERALD

                                                       ADDRESS     :          1207 NAVAJO COURT
   MORTGAGE AMT:               348,000.00              CITY              :    LOUISVILLEKY       40207
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            347,427.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,315.2580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186331                     MORTGAGORS:           NIEMANN, CRAIG

                                                               CRAWFORD-NIEMANN, JENNIFER

                                                       ADDRESS     :          4750 LEONARD ST. NE
   MORTGAGE AMT:               650,000.00              CITY              :    Grand Rapids       MI       49546
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            648,543.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,544.8938.24000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186349                     MORTGAGORS:           MANDEVILLE-RAY, DOROTHY

                                                       ADDRESS     :          12352 WOODWALK TERRACE
   MORTGAGE AMT:               250,700.00              CITY              :    MITCHELLVILLE      MD       20721
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            250,317.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,731.5294.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186372                     MORTGAGORS:           THOMPSON, MELISSA

                                                               PICCOLO, ANDREW

                                                       ADDRESS     :          00 DONNIE LEE DRIVE
   MORTGAGE AMT:               284,300.00              CITY              :    GAINSVILLEGA       30502
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            283,855.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,939.4379.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186380                     MORTGAGORS:           GRAYSON, RANDALL

                                                               SPEICE, PATRICIA

                                                       ADDRESS     :          4016 LAND O LAKES
   MORTGAGE AMT:               260,550.00              CITY              :    ATLANTA   GA       30342
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            260,121.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,733.4590.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186398                     MORTGAGORS:           SACHS, ROBERT

                                                       ADDRESS     :          9 MAPLEWOOD PARK COURT
   MORTGAGE AMT:               344,000.00              CITY              :    BETHESDA  MD       20814
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            343,474.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,375.9280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186414                     MORTGAGORS:           WALTERMIRE, MICHAEL

                                                               WALTERMIRE, JANIS

                                                       ADDRESS     :          2700 EAST BATES AVENUE
   MORTGAGE AMT:               252,500.00              CITY              :    DENVER    CO       80210
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            251,934.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,765.5284.17000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186422                     MORTGAGORS:           GAUDREAU, JEAN ETIENNE

                                                       ADDRESS     :          5413 EAST SHEA BOULEVARD
   MORTGAGE AMT:               279,200.00              CITY              :    SCOTTSDALEAZ       85254
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            278,542.620              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,904.6480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186455                     MORTGAGORS:           BRIGGS, BENJAMIN

                                                       ADDRESS     :          200 ALBERTA DRIVE
   MORTGAGE AMT:               276,300.00              CITY              :    ATLANTA   GA       30305
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            275,856.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,861.4879.98000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186463                     MORTGAGORS:           TOLSON, GRAEME

                                                               TOLSON, DANIELLE

                                                       ADDRESS     :          21066 NORTH 75TH STREET
   MORTGAGE AMT:               279,500.00              CITY              :    SCOTTSDALEAZ       85255
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,062.620              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,906.6879.86000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186471                     MORTGAGORS:           PLOTNICK, JOSEPH
                                                               PLOTNICK, LINDA
                                                               PLOTNICK, BARBARA        PLOTNICK, JEFFREY

                                                       ADDRESS     :          1102 BARNEGAT AVENUE
   MORTGAGE AMT:               255,000.00              CITY              :    SHIP BOTTOM        NJ       08008
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            254,590.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,717.9877.27000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186497                     MORTGAGORS:           SHIN, EUN

                                                               SHIN, KAE

                                                       ADDRESS     :          15195 WINDY HOLLOW CIRCLE
   MORTGAGE AMT:               268,000.00              CITY              :    GAINESVILLE        VA       20155
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            267,379.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,828.2379.92000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186505                     MORTGAGORS:           HEIDORN, MARK

                                                               HEIDORN, JODY

                                                       ADDRESS     :          1239 NORTHRIDGE DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    ERIE  CO  80516
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            299,481.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,945.7979.98000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186513                     MORTGAGORS:           PRICE, BEVERLY

                                                       ADDRESS     :          5708 KENFIELD LANE
   MORTGAGE AMT:               314,850.00              CITY              :    UPPER MARLBORO     MD       20772
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            314,357.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,147.8391.53000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186521                     MORTGAGORS:           RODGERS, MICHAEL

                                                               RODGERS, TAMI

                                                       ADDRESS     :          19909 NE HERRING LANE
   MORTGAGE AMT:               399,200.00              CITY              :    NEWBERG   OR       97132
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            398,559.630              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,689.4880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186539                     MORTGAGORS:           KISSINGER, MARY

                                                       ADDRESS     :          10231 SOUTH KLEINBROOK WA
   MORTGAGE AMT:               253,550.00              CITY              :    HIGHLANDS RANCH    CO       80126
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            253,199.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,838.4194.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186554                     MORTGAGORS:           RATLIFF, HAROLD

                                                               RATLIFF, DIANE

                                                       ADDRESS     :          2301 CONESTOGA TRAIL COUR
   MORTGAGE AMT:               268,000.00              CITY              :    WILDWOOD  MO       63038
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            267,135.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,805.5773.42466       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080186893                     MORTGAGORS:           GRAHAM, JAMES

                                                               STOLL GRAHAM, TINA

                                                       ADDRESS     :          7112 SW 248TH STREET
   MORTGAGE AMT:               348,300.00              CITY              :    VASHON    WA       98070
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            348,300.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,555.7090.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187164                     MORTGAGORS:           STRICKLAND, RICHARD

                                                               STRICKLAND, PAMELA

                                                       ADDRESS     :          6910 SHOREVIEW DRIVE
   MORTGAGE AMT:               273,400.00              CITY              :    MCKINNEY  TX       75070
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            272,950.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,818.9461.86000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187214                     MORTGAGORS:           KONEN, MARK

                                                               KONEN, REBECCA

                                                       ADDRESS     :          5505 BLUE HERON DRIVE
   MORTGAGE AMT:               279,000.00              CITY              :    GREENSBORONC       27455
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            278,563.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,903.2773.42000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187222                     MORTGAGORS:           ELLIOTT, MICHAEL

                                                               ELLIOTT, CYNTHIA

                                                       ADDRESS     :          17517 CHARITY LANE
   MORTGAGE AMT:               303,000.00              CITY              :    GERMANTOWNMD       20874
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            302,525.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,066.9973.90000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187230                     MORTGAGORS:           REINKEN, ALAN

                                                               REINKEN, DIANA

                                                       ADDRESS     :          10643 EAST DESERT COVE AV
   MORTGAGE AMT:               248,000.00              CITY              :    SCOTTSDALEAZ       85259
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            247,416.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,691.8059.76000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187248                     MORTGAGORS:           CHAVOUSTIE, DAVID

                                                               CHAVOUSTIE, CHRIS

                                                       ADDRESS     :          7442 EAST SIERRA VISTA DR
   MORTGAGE AMT:               525,000.00              CITY              :    SCOTTSDALEAZ       85250
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            523,794.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,626.0470.38000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187255                     MORTGAGORS:           IMUS, GARY

                                                               IMUS, DEBRA

                                                       ADDRESS     :          6525 NORTH CRAYCROFT ROAD
   MORTGAGE AMT:               354,000.00              CITY              :    TUCSON    AZ       85750
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            353,472.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,475.2278.67000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187271                     MORTGAGORS:           EMMERT, PAUL

                                                               EMMERT, GLORIA

                                                       ADDRESS     :          10825 NORTH POINSETTIA DR
   MORTGAGE AMT:               266,500.00              CITY              :    TUCSON    AZ       85737
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            265,887.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,840.6578.38000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187289                     MORTGAGORS:           WALKER, THOMAS

                                                               WALKER, NANCY

                                                       ADDRESS     :          6566 SOUTH OAK CIRCLE
   MORTGAGE AMT:               286,600.00              CITY              :    LITTLETON CO       80127
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            284,128.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,930.8877.88000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187305                     MORTGAGORS:           VELLING, MICHAEL

                                                               VELLING, ELIZABETH

                                                       ADDRESS     :          1918 MAGNOLIA BLVD W.
   MORTGAGE AMT:               425,000.00              CITY              :    SEATTLE   WA       98199
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            423,999.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,899.2556.67000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187313                     MORTGAGORS:           HOLLIBAUGH, RICHARD

                                                               HOLLIBAUGH, GWENDOLYN

                                                       ADDRESS     :          17750 NORTHEAST 24TH STRE
   MORTGAGE AMT:               272,000.00              CITY              :    REDMOND   WA       98052
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            271,543.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,832.5180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187321                     MORTGAGORS:           BREEN, EDWARD

                                                               BREEN, VALERIE

                                                       ADDRESS     :          3600 41ST AVENUE WEST
   MORTGAGE AMT:               304,000.00              CITY              :    SEATTLE   WA       98199
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            303,229.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,997.0678.96000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187339                     MORTGAGORS:           MERCHANT, HAKIM ALI

                                                               MERCHANT, NARGIS

                                                       ADDRESS     :          14217 SOUTHEAST 83RD STRE
   MORTGAGE AMT:               500,850.00              CITY              :    NEWCASTLE WA       98059
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            500,026.520              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,332.1768.61000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187404                     MORTGAGORS:           SMILEY, MARTHA ELLEN

                                                       ADDRESS     :          1411 HARDOUIN AVENUE
   MORTGAGE AMT:               364,500.00              CITY              :    AUSTIN    TX       78703
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            363,323.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,455.7070.10000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187438                     MORTGAGORS:           HOLT, JAMES

                                                               HOLT, PAMELA

                                                       ADDRESS     :          1225 STANHOPE COURT
   MORTGAGE AMT:               650,000.00              CITY              :    SOUTHLAKE TX       76092
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            648,957.330              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,379.1776.20000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187446                     MORTGAGORS:           BARGER, WILLIAM

                                                               BARGER, KAREN

                                                       ADDRESS     :          605 BROADWALK AVENUE
   MORTGAGE AMT:               280,000.00              CITY              :    SOUTHLAKE TX       76092
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,340.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,910.0975.68000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187479                     MORTGAGORS:           Staples, Eugene

                                                               Staples, Jennifer

                                                       ADDRESS     :          729 NORTH OAK PARK AVENUE
   MORTGAGE AMT:               280,000.00              CITY              :    OAK PARK  IL       60302
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,561.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,910.0974.67000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187487                     MORTGAGORS:           BIRD, JAMES

                                                               BIRD, LEE

                                                       ADDRESS     :          1876 STEEPLEBROOK COVE
   MORTGAGE AMT:               295,000.00              CITY              :    CORDOVA   TN       38018
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            294,526.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,987.4771.08000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187495                     MORTGAGORS:           dale, allan

                                                       ADDRESS     :          3854 PICKETT ROAD
   MORTGAGE AMT:               400,000.00              CITY              :    SIGNAL MOUNTAIN    TN       37377
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            399,034.680              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,694.8763.49000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187503                     MORTGAGORS:           CULBREATH, CHRISTIAN L

                                                               CULBREATH, KAY

                                                       ADDRESS     :          21 DEEPWOOD DRIVE
   MORTGAGE AMT:               408,000.00              CITY              :    JACKSON   TN       38305
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            407,377.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,817.9580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187529                     MORTGAGORS:           AHMAD, ZAFAR

                                                               AHMAD, KATHLEEN

                                                       ADDRESS     :          12 TIMBERDALE DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    HOLMDEL   NJ       07733
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            296,019.680              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,097.6469.77000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        03/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187537                     MORTGAGORS:           MULLIS, PAUL

                                                               MULLIS, DIANE

                                                       ADDRESS     :          12809 SHADOW OAK LANE
   MORTGAGE AMT:               380,000.00              CITY              :    FAIRFAX   VA       22033
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            379,405.330              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,592.2780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187560                     MORTGAGORS:           VIRGULAK, WILLIAM

                                                               VIRGULAK, DEBORAH

                                                       ADDRESS     :          15117 STILLFIELD PLACE
   MORTGAGE AMT:               315,000.00              CITY              :    CENTREVILLE        VA       20120
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            314,507.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,148.8684.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187594                     MORTGAGORS:           PRELLER, JOSEPH

                                                       ADDRESS     :          4725 KESWICK ROAD
   MORTGAGE AMT:               301,000.00              CITY              :    BALTIMORE MD       21210
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            300,528.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,053.3570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187602                     MORTGAGORS:           PETERS, GEORGE

                                                               PETERS, KAREN

                                                       ADDRESS     :          92 RILLO DRIVE
   MORTGAGE AMT:               270,400.00              CITY              :    WAYNE NJ  07470
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            269,976.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,844.6080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187610                     MORTGAGORS:           SMETANA, MARK

                                                               SMETANA, JEAN

                                                       ADDRESS     :          25 RADCLIFFE DRIVE
   MORTGAGE AMT:               253,800.00              CITY              :    HUNTINGTOWN        MD       20639
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            253,000.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,731.3690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187636                     MORTGAGORS:           HOLLIDAY, SANDRA

                                                               HOLLIDAY, CHESTER

                                                       ADDRESS     :          119 VIREO WAY
   MORTGAGE AMT:               248,000.00              CITY              :    DUCK  NC  27949
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            247,315.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,629.1878.48000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187644                     MORTGAGORS:           HALL, GEORGE

                                                               HALL, DORIS

                                                       ADDRESS     :          803 AMER DRIVE
   MORTGAGE AMT:               270,000.00              CITY              :    FT. WASHINGTON     MD       20744
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            269,510.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,706.5877.14000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187651                     MORTGAGORS:           MOSELEY, KENNETH

                                                               MOSELEY, ANNEMARIE

                                                       ADDRESS     :          8607 MARBURG MANOR WAY
   MORTGAGE AMT:               402,500.00              CITY              :    LUTHERVILLE        MD       21093
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            401,838.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,677.8468.22000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187669                     MORTGAGORS:           FADUL, ABDUL

                                                               DIWANI, SELWA

                                                       ADDRESS     :          12 BATTERSEA LANE
   MORTGAGE AMT:               565,000.00              CITY              :    FORT WASHINGTON    MD       20744
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            564,158.750              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,950.5670.63000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187677                     MORTGAGORS:           HASTY, SCOTT

                                                               HASTY, GINA

                                                       ADDRESS     :          2266 WOODCREEK DRIVE
   MORTGAGE AMT:               318,000.00              CITY              :    PLAINFIELDIN       46168
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            311,433.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,115.6670.67000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187685                     MORTGAGORS:           RODRIGUEZ, DAVID

                                                               LITTLE, RAMIE

                                                       ADDRESS     :          989 WINALL DOWN ROAD
   MORTGAGE AMT:               425,000.00              CITY              :    ATLANTA   GA       30319
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            424,318.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,863.3047.22000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187719                     MORTGAGORS:           SYLVESTER, EDWARD

                                                       ADDRESS     :          4258 WHITMAN AVENUE NORTH
   MORTGAGE AMT:               266,500.00              CITY              :    SEATTLE   WA       98103
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            265,764.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,863.4153.30000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187735                     MORTGAGORS:           STRATTON, WALTER

                                                       ADDRESS     :          434 ROUND HILL ROAD
   MORTGAGE AMT:               275,000.00              CITY              :    GREENWICH CT       06831
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            274,475.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,875.9811.70000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187768                     MORTGAGORS:           DIAMOND, THOMAS

                                                               DIAMOND, MELISSA

                                                       ADDRESS     :          5702 EAST CABALLO DRIVE
   MORTGAGE AMT:               350,000.00              CITY              :    PARADISE VALLEY    AZ       85253
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            349,080.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.2571.43000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187776                     MORTGAGORS:           SINADINOS, JAMES

                                                       ADDRESS     :          22415 NORTH 49TH PLACE
   MORTGAGE AMT:               320,000.00              CITY              :    PHOENIX   AZ       85054
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            319,473.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,128.9780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187792                     MORTGAGORS:           BUCK, HEIDI

                                                               BUCK, PETER

                                                       ADDRESS     :          347 NORTH 74TH STREET
   MORTGAGE AMT:               338,000.00              CITY              :    SEATTLE   WA       98103
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            337,457.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,277.1779.91000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187826                     MORTGAGORS:           Harris, Robert

                                                               Harris, Joann

                                                       ADDRESS     :          8100 BRADLEY BOULEVARD
   MORTGAGE AMT:               388,000.00              CITY              :    BETHESDA  MD       20817
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            387,377.600              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,614.0370.55000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187834                     MORTGAGORS:           WALTERS, RANDALL

                                                               WALTERS, CYNTHIA

                                                       ADDRESS     :          120 GLEN HAVEN DRIVE
   MORTGAGE AMT:               297,319.00              CITY              :    WAYNESVILLE        MO       65583
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            296,335.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,978.0778.66000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187842                     MORTGAGORS:           PAGNI, MARCO

                                                               PAGNI, CAROLINE

                                                       ADDRESS     :          6 SPLIT RAIL COURT
   MORTGAGE AMT:               305,300.00              CITY              :    LEMONT    IL       60439
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            304,544.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,031.1761.93000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187883                     MORTGAGORS:           ANDERSEN, ROBERT

                                                               ANDERSEN, MARILYN

                                                       ADDRESS     :          3507 SE BYBEE BLVD
   MORTGAGE AMT:               278,700.00              CITY              :    PORTLAND  OR       97202
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            277,778.180              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,854.2069.68000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187891                     MORTGAGORS:           BREEZE, JAMES

                                                       ADDRESS     :          3430 CREEKVIEW DRIVE
   MORTGAGE AMT:               284,000.00              CITY              :    MEDFORD   OR       97504
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            283,013.640              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,842.0288.75000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187909                     MORTGAGORS:           wienold, george

                                                               WIENOLD, DONNA

                                                       ADDRESS     :          301 NORTH SCHOENBECK ROAD
   MORTGAGE AMT:               468,500.00              CITY              :    PROSPECT HEIGHTS   IL       60070
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            467,312.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,077.7178.08000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187917                     MORTGAGORS:           BHATTACHARYA, SUJAN

                                                               BHATTACHARYA, SUPRIYA

                                                       ADDRESS     :          20437 BRIGHTWATER PLACE
   MORTGAGE AMT:               245,000.00              CITY              :    STERLING  VA       20165
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            244,616.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,671.3376.56000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187933                     MORTGAGORS:           WEISS, STEVE

                                                               WOJTAS, LUCYNA

                                                       ADDRESS     :          314 W. MENOMONEE STREET
   MORTGAGE AMT:               618,600.00              CITY              :    CHICAGO   IL       60614
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            616,652.170              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,219.9479.31000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187958                     MORTGAGORS:           EDWARDS, CRAIG

                                                               EDWARDS, JANET

                                                       ADDRESS     :          823 HUMBOLDT AVENUE
   MORTGAGE AMT:               296,000.00              CITY              :    WINNETKA  IL       60093
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            295,267.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,969.3034.82000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187966                     MORTGAGORS:           WIKANDER, LARS

                                                               WIKANDER, ERICA

                                                       ADDRESS     :          25 BAYSIDE TERRACE
   MORTGAGE AMT:               371,000.00              CITY              :    GREENWICH CT       06878
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            370,433.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,562.4054.96000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187974                     MORTGAGORS:           KEROACK, MYLES

                                                               KEROACK, MARIA

                                                       ADDRESS     :          13 SAGAMORE ROAD
   MORTGAGE AMT:               263,000.00              CITY              :    MARBLEHEADMA       01945
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            262,017.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,078.6967.44000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080187982                     MORTGAGORS:           GIGIOLI, GEORGE

                                                               GIGIOLI, HILDA

                                                       ADDRESS     :          23 INWOOD LANE
   MORTGAGE AMT:               330,000.00              CITY              :    ANDOVER   MA       01810
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            329,260.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,307.4173.33000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188006                     MORTGAGORS:           MELVILLE, KRAIG

                                                               MELVILLE, KATHERINE

                                                       ADDRESS     :          1030 DOUBLE GATE ROAD
   MORTGAGE AMT:               404,000.00              CITY              :    DAVIDSONVILLE      MD       21035
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            403,367.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,755.9980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188014                     MORTGAGORS:           BRESNAHAN, LINDA

                                                               BRESNAHAN, CHARLES

                                                       ADDRESS     :          10824 MIDDLE ACRES ROAD
   MORTGAGE AMT:               596,000.00              CITY              :    CHARLOTTE NC       28213
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            594,670.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,865.6474.04000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188022                     MORTGAGORS:           DOYLE, J

                                                               DOYLE, MAUREEN

                                                       ADDRESS     :          17808 HOWE DRIVE
   MORTGAGE AMT:               360,000.00              CITY              :    OLNEY MD  20832
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            359,422.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,425.3980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188030                     MORTGAGORS:           ADAMS, CHARLES

                                                               ADAMS, CAROL

                                                       ADDRESS     :          1416 SW DICKINSON LANE
   MORTGAGE AMT:               290,000.00              CITY              :    PORTLAND  OR       97219
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            289,523.190              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,929.3874.36000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188048                     MORTGAGORS:           GRAY, DAVID

                                                               GRAY, MARILYN

                                                       ADDRESS     :          240 WILD TURKEY LANE
   MORTGAGE AMT:               260,000.00              CITY              :    ROSEBURG  OR       97470
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            259,356.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,729.7980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188055                     MORTGAGORS:           RASMUSSEN, RONALD

                                                               RASMUSSEN, MARIE

                                                       ADDRESS     :          8005 SE TETON DRIVE
   MORTGAGE AMT:               286,400.00              CITY              :    GRESHAM   OR       97080
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            285,725.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,953.7578.47000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188063                     MORTGAGORS:           DISALLE, MARK

                                                               DISALLE, PEGGY

                                                       ADDRESS     :          25838 SOUTHEAST 25TH WAY
   MORTGAGE AMT:               468,000.00              CITY              :    ISSAQUAH  WA       98029
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            467,303.180              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,272.3280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188071                     MORTGAGORS:           nasser, imad

                                                               fayyad, lana

                                                       ADDRESS     :          39 CLEARWATER ROAD
   MORTGAGE AMT:               354,000.00              CITY              :    BROOKLINE MA       02146
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            353,186.900              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,444.9978.49000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188089                     MORTGAGORS:           LOSINSKI, JOHN

                                                               LOSINSKI, CORAL

                                                       ADDRESS     :          5488 CLONMEL COURT
   MORTGAGE AMT:               316,000.00              CITY              :    ALEXANDRIAVA       22315
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            315,517.620              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,182.5380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188097                     MORTGAGORS:           COMPTON, MICHAEL

                                                               COMPTON, JOENETTE

                                                       ADDRESS     :          125 PEBBLE BROOK LANE
   MORTGAGE AMT:               300,000.00              CITY              :    MOORESVILLE        NC       28115
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            299,257.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,995.9178.95000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188105                     MORTGAGORS:           SKLENA, RICHARD

                                                               SKLENA, MICHELLE

                                                       ADDRESS     :          3060 GLENVIEW ROAD
   MORTGAGE AMT:               281,800.00              CITY              :    GLENVIEW  IL       60025
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            281,119.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,898.5468.73000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188113                     MORTGAGORS:           BURNS,, WILLIAM

                                                               BURNS, JUDITH

                                                       ADDRESS     :          21895 HYDE PARK DRIVE
   MORTGAGE AMT:               285,000.00              CITY              :    ASHBURN   VA       20147
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            284,280.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,944.2070.20000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188121                     MORTGAGORS:           Tamashiro, Peter

                                                               Tomashiro, Susan

                                                       ADDRESS     :          460 HORSESHOE DRIVE
   MORTGAGE AMT:               340,000.00              CITY              :    GRANTS PASS        OR       97526
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            339,427.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,233.5677.27000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188139                     MORTGAGORS:           HOWELL, D.

                                                       ADDRESS     :          6708 CEDAR VIEW COURT
   MORTGAGE AMT:               550,000.00              CITY              :    CLIFTON   VA       20124
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            548,705.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,751.9767.48000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188147                     MORTGAGORS:           WYLAND, DANIEL

                                                               WYLAND, SHARLA

                                                       ADDRESS     :          22695 SW GRAHAMS FERRY RO
   MORTGAGE AMT:               375,000.00              CITY              :    TUALATIN  OR       97062
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            374,072.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,494.8869.44000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188162                     MORTGAGORS:           STORK, STEPHEN

                                                               STORK, ELLEN

                                                       ADDRESS     :          1523 BROOKHAVEN DRIVE
   MORTGAGE AMT:               532,000.00              CITY              :    MCLEAN    VA       22101
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            531,167.470              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,629.1880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188170                     MORTGAGORS:           mccart, TIMOTHY

                                                       ADDRESS     :          1508 PRAIRIEVIEW AVEnue
   MORTGAGE AMT:               314,000.00              CITY              :    VAN METER IA       50261
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            313,204.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,062.7673.88000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188188                     MORTGAGORS:           BLODGETT, LINDA

                                                       ADDRESS     :          8239 THE MIDWAY
   MORTGAGE AMT:               251,000.00              CITY              :    ANNANDALE VA       22003
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            250,626.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,755.0372.75000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188196                     MORTGAGORS:           GILLIGAN, MATTHEW

                                                               GILLIGAN, LINDA

                                                       ADDRESS     :          44 ROWLEY ROAD
   MORTGAGE AMT:               300,000.00              CITY              :    TOPSFIELD MA       01983
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            299,029.020              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,046.5375.95000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188204                     MORTGAGORS:           MULCRONE, MICHAEL

                                                               SMITH, LISA

                                                       ADDRESS     :          260 ESSEX
   MORTGAGE AMT:               465,000.00              CITY              :    BARRINGTONIL       60010
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            464,235.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,093.6671.54000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188212                     MORTGAGORS:           HENDERSON,, WILLIAM

                                                       ADDRESS     :          3432 NORTH VENICE STREET
   MORTGAGE AMT:               320,000.00              CITY              :    ARLINGTON VA       22207
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            319,188.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,102.1771.43000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188220                     MORTGAGORS:           CHENG, WEIYING

                                                               DENG, SHIDAN

                                                       ADDRESS     :          1851 VASSAR DRIVE
   MORTGAGE AMT:               260,000.00              CITY              :    NAPERVILLEIL       60565
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            259,582.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,751.6780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188238                     MORTGAGORS:           TOOR, HARPAL

                                                               SINGH, SHAMSHER

                                                       ADDRESS     :          11023 SOUTH 465 EAST
   MORTGAGE AMT:               337,500.00              CITY              :    SANDY UT  84070
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            336,971.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,302.3475.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188246                     MORTGAGORS:           SWISSA, PINHAS

                                                               SWISSA, MARGALIT

                                                       ADDRESS     :          23 FOX HILL ROAD
   MORTGAGE AMT:               323,000.00              CITY              :    NEWTON    MA       02159
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            322,481.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,176.1163.46000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188253                     MORTGAGORS:           MEUSEL, WILLIAM

                                                               MEUSEL, MARY

                                                       ADDRESS     :          1121 LUCERNE WAY
   MORTGAGE AMT:               363,400.00              CITY              :    INCLINE VILLAGE    NV       89451
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            362,787.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,387.2864.32000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188261                     MORTGAGORS:           TOURVILLE, JOHN

                                                               TOURVILLE, MARGARET

                                                       ADDRESS     :          6 N 085 SYCAMORE
   MORTGAGE AMT:               280,000.00              CITY              :    MEDINAH   IL       60157
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            279,550.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,886.4170.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188279                     MORTGAGORS:           RINCON, JAVIER

                                                               RINCON, KATHLEEN

                                                       ADDRESS     :          1660 HIGHLAND DRIVE
   MORTGAGE AMT:               489,000.00              CITY              :    ELM GROVE WI       53122
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            488,176.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,212.3878.24000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188295                     MORTGAGORS:           MCCARTHY,, JACK

                                                               MCCARTHY, TERESA

                                                       ADDRESS     :          11110 CORONADO AVENUE NE
   MORTGAGE AMT:               400,000.00              CITY              :    ALBUQUERQUE        NM       87122
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            399,325.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,627.7260.61000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188311                     MORTGAGORS:           VALLARI, DAVID

                                                               VALLARI, ANADRUZELA

                                                       ADDRESS     :          5631 FORESTVIEW LANE
   MORTGAGE AMT:               446,300.00              CITY              :    LIBERITYVILLE      IL       60048
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            445,566.200              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,969.2571.41000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188329                     MORTGAGORS:           GOETZ, JOEL

                                                               GOETZ, ELLEN

                                                       ADDRESS     :          58 DOLPHIN DRIVE
   MORTGAGE AMT:               307,500.00              CITY              :    TREASURE ISLAND    FL       33706
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            306,981.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,020.0661.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188337                     MORTGAGORS:           J.CAHALANE, MICHAEL

                                                               L.CAHALANE, NANCY

                                                       ADDRESS     :          22 ANIS ROAD
   MORTGAGE AMT:               272,000.00              CITY              :    BELMONT   MA       02178
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            271,574.340              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,855.5277.27000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188345                     MORTGAGORS:           MUNCE, JAY

                                                               MUNCE, JILL

                                                       ADDRESS     :          200 NORTH EAST AVENUE
   MORTGAGE AMT:               267,050.00              CITY              :    PARK RIDGEIL       60068
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            265,419.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,754.3365.13000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188352                     MORTGAGORS:           HOPKINS, JOHN

                                                               HOPKINS, ELLEN

                                                       ADDRESS     :          85165 STRAYER PLACE
   MORTGAGE AMT:               415,000.00              CITY              :    EUGENE    OR       97405
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            414,026.950              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,726.2568.03000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188360                     MORTGAGORS:           GOSS, DANIEL

                                                               GOSS, KATHLEEN

                                                       ADDRESS     :          5050 SE ALII COURT
   MORTGAGE AMT:               304,000.00              CITY              :    MILWAUKIE OR       97267
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            303,487.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,997.0680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188378                     MORTGAGORS:           LEAVITT, KENT

                                                               LEAVITT, JANALEE

                                                       ADDRESS     :          10619 180TH COURT NORTHEA
   MORTGAGE AMT:               367,500.00              CITY              :    REDMOND   WA       98052
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            366,849.740              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,353.1475.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188386                     MORTGAGORS:           BECK, BRADLEY

                                                               BECK, MADELEINE

                                                       ADDRESS     :          2876 FRANKLIN OAKS DRIVE
   MORTGAGE AMT:               305,600.00              CITY              :    HERNDON   VA       20171
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            305,085.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,007.5780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188402                     MORTGAGORS:           AXELRAD, ANDREW

                                                               KITAY, KALEEN

                                                       ADDRESS     :          8200 WESTWOOD MEWS COURT
   MORTGAGE AMT:               344,000.00              CITY              :    VIENNA    VA       22182
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            343,448.180              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,317.5980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188428                     MORTGAGORS:           ENGELHARD, EARL

                                                               ENGELHARD, SHARON

                                                       ADDRESS     :          2705 HOWARD GROVE ROAD
   MORTGAGE AMT:               290,000.00              CITY              :    DAVIDSONVILLE      MD       21035
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            289,300.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,953.7872.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188436                     MORTGAGORS:           BELFORD, SUSAN

                                                       ADDRESS     :          8829 WATTS MINE TERRACE
   MORTGAGE AMT:               418,000.00              CITY              :    POTOMAC   MD       20854
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            417,329.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,816.1455.73000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188444                     MORTGAGORS:           RUSSEY, JOHN

                                                               RUSSEY, MASAYE

                                                       ADDRESS     :          3108 GOSHEFF LANE
   MORTGAGE AMT:               290,000.00              CITY              :    GAMBRILLS MD       21054
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            289,534.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,953.7871.60000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188451                     MORTGAGORS:           FENWICK, FRANCIS

                                                               FENWICK, ANN

                                                       ADDRESS     :          4001 ROSEMARY STREET
   MORTGAGE AMT:               429,000.00              CITY              :    CHEVY CHASE        MD       20815
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            428,311.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,890.2566.93000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188485                     MORTGAGORS:           POORMAN, MATTHEW

                                                               POORMAN, SUSAN

                                                       ADDRESS     :          10504 NW LA CASSEL CREST
   MORTGAGE AMT:               336,800.00              CITY              :    PORTLAND  OR       97229
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            335,475.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,240.7469.44000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188493                     MORTGAGORS:           LEE, LOUIS R

                                                               LEE, JAYNE H

                                                       ADDRESS     :          11104 HIDDEN TRAIL DRIVE
   MORTGAGE AMT:               292,000.00              CITY              :    OWINGS MILLS       MD       21117
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            291,169.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,967.2645.27000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188501                     MORTGAGORS:           MITCHELL, STEVEN

                                                               MITCHELL, TERI

                                                       ADDRESS     :          5315 228TH AVENUE NORTHEA
   MORTGAGE AMT:               254,500.00              CITY              :    REDMOND   WA       98053
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            254,070.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,671.8879.53000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188519                     MORTGAGORS:           RICHEY, TROY

                                                               RICHEY, KATHRYN

                                                       ADDRESS     :          3573 SPRING BOULEVARD
   MORTGAGE AMT:               392,500.00              CITY              :    EUGENE    OR       97405
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            391,870.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,644.3578.19000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188543                     MORTGAGORS:           MURRI, MITCHELL H

                                                               PAWSON, LINDA S

                                                       ADDRESS     :          3854 92ND AVE NE
   MORTGAGE AMT:               544,000.00              CITY              :    BELLEVUE  WA       98004
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            543,105.560              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,619.2580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188550                     MORTGAGORS:           KORINS, PAUL

                                                               KORINS, JANE

                                                       ADDRESS     :          18 HIGH STREET
   MORTGAGE AMT:               275,000.00              CITY              :    MARBLEHEADMA       01945
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            274,600.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,946.4375.34000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188568                     MORTGAGORS:           TIMBERLAKE,, MARION

                                                               TIMBERLAKE, JANET

                                                       ADDRESS     :          8111 RIDGE CREEK WAY
   MORTGAGE AMT:               268,000.00              CITY              :    SPRINGFIELD        VA       22153
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            267,559.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,783.0180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188584                     MORTGAGORS:           RENCZKOWSKI, ALAN

                                                               RENCZKOWSKI, BECKY

                                                       ADDRESS     :          1819 61ST AVENUE N.W.
   MORTGAGE AMT:               350,000.00              CITY              :    GIG HARBORWA       98335
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            349,112.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.2570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188592                     MORTGAGORS:           GULLETT, GARY

                                                       ADDRESS     :          11075 WEST 82ND PLACE
   MORTGAGE AMT:               274,000.00              CITY              :    ARVADA    CO       80005
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            273,538.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,799.9880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188600                     MORTGAGORS:           DANTZLER, MARK

                                                               DANTZLER, CYNTHIA

                                                       ADDRESS     :          23626 CORNERSTONE LANE
   MORTGAGE AMT:               302,400.00              CITY              :    DAMASCUS  MD       20872
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            301,914.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,037.3280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188618                     MORTGAGORS:           STEADMAN, KENNETH

                                                               STEADMAN, CATHERINE

                                                       ADDRESS     :          10901 HAMPTON ROAD
   MORTGAGE AMT:               325,000.00              CITY              :    FAIRFAX STATION    VA       22039
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            324,503.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,244.6972.22000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188634                     MORTGAGORS:           GOLONKA, GLENN

                                                       ADDRESS     :          801 PENNSYLVANIA AVENUE,
   MORTGAGE AMT:               270,000.00              CITY              :    WASHINGTONDC       20004
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            269,308.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,887.8875.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188642                     MORTGAGORS:           DEEL, MONTY LYNN

                                                               DEEL, SUZANNE MARIE

                                                       ADDRESS     :          28747 SPRINGFIELD DRIVE
   MORTGAGE AMT:               540,000.00              CITY              :    EASTON    MD       21601
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            539,090.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,547.4267.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188675                     MORTGAGORS:           Sawyer, Charles

                                                               Sawyer, Nancy

                                                       ADDRESS     :          9984 SOUTH CLAIRTON STREE
   MORTGAGE AMT:               279,750.00              CITY              :    HIGHLANDS RANCH    CO       80126
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,312.220              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,908.3969.94000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188683                     MORTGAGORS:           CARTER, MARY ELLEN

                                                               CARTER, THOMAS

                                                       ADDRESS     :          156 WINDWARD WAY
   MORTGAGE AMT:               332,000.00              CITY              :    INDIAN HARBOUR BEACH        FL       32937
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            331,440.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,181.0080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188709                     MORTGAGORS:           OSTLIE, TIMOTHY

                                                               OSTLIE, TARA

                                                       ADDRESS     :          2425 145TH STREET NW
   MORTGAGE AMT:               260,000.00              CITY              :    MARYSVILLEWA       98271
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            259,572.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,729.7974.29000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188717                     MORTGAGORS:           CLARK, TODD

                                                               CLARK, KIMBERLY

                                                       ADDRESS     :          12111 MADDOX LANE
   MORTGAGE AMT:               128,000.00              CITY              :    BOWIE MD  20715
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            127,827.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            939.2280.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188733                     MORTGAGORS:           BECVAR, MICHAEL

                                                               BECVAR, JOLEEN

                                                       ADDRESS     :          3109 SOUTH TAFT HILL ROAD
   MORTGAGE AMT:               463,000.00              CITY              :    FORT COLLINS       CO       80526
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            461,472.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,197.8377.17000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188758                     MORTGAGORS:           BETEAG, LINDA JUNE

                                                               BETEAG, MICHAEL PHILIP

                                                       ADDRESS     :          2705 BILLY'S ROAD
   MORTGAGE AMT:               550,000.00              CITY              :    MINDEN    NV       89423
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            549,139.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,751.9775.86000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080188881                     MORTGAGORS:           KUO, LEE

                                                               KUO, LISA

                                                       ADDRESS     :          1636 OAKWOOD AVENUE
   MORTGAGE AMT:               348,000.00              CITY              :    ARCADIA   CA       91006
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            347,735.200              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,403.5580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080189095                     MORTGAGORS:           DI LORENZO, RICHARD

                                                               DI LORENZO, ARLENE

                                                       ADDRESS     :          49 STONEYBROOK RD
   MORTGAGE AMT:               320,000.00              CITY              :    MARSHFIELDMA       02050
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            319,762.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.4980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080189368                     MORTGAGORS:           HARTNETT, KEVIN

                                                               HARTNETT, ALEXANDRA

                                                       ADDRESS     :          2380 PINEVIEW DRIVE
   MORTGAGE AMT:               280,000.00              CITY              :    MALVERN   PA       19355
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            279,807.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,030.1980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080189491                     MORTGAGORS:           SCHACHT, NICHOLAS

                                                               SCHACHT, MEGAN

                                                       ADDRESS     :          167 WATCHUNG AVENUE
   MORTGAGE AMT:               300,000.00              CITY              :    MONTCLAIR NJ       07042
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            299,771.720              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.0371.42857       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080190374                     MORTGAGORS:           CLAUSEN, LOUIS

                                                               CLAUSEN, SUSAN

                                                       ADDRESS     :          606 EAST ELGIN STREET
   MORTGAGE AMT:                56,000.00              CITY              :    CALDWELL  ID       83605
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:             55,961.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            406.0476.71233         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080190762                     MORTGAGORS:           SAUNDERS, RICHARD

                                                               SAUNDERS, EILEEN

                                                       ADDRESS     :          390 CURWYN LANE
   MORTGAGE AMT:               450,000.00              CITY              :    BERWYN    PA       19312
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            450,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,069.7966.32277       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080190788                     MORTGAGORS:           GROPPER, SANDERS

                                                               GROPPER, SHIRLEY

                                                       ADDRESS     :          46 LYNDON PLACE
   MORTGAGE AMT:               200,000.00              CITY              :    MELVILLE  NY       11747
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            199,872.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,502.5457.29838       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080190796                     MORTGAGORS:           RICHTER, JAMES

                                                               RICHTER, TONI

                                                       ADDRESS     :          26666 SOTELO
   MORTGAGE AMT:               273,000.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            273,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,885.5472.41379       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080190812                     MORTGAGORS:           MARING, MATTHEW

                                                               MARING, CERYS

                                                       ADDRESS     :          11509 SOUTHEAST 70TH STRE
   MORTGAGE AMT:               268,000.00              CITY              :    NEWCASTLE WA       98056
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            268,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,966.4980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080191232                     MORTGAGORS:           JACKSON, LAMBERT

                                                               BAYRUNS, KRISTIN

                                                       ADDRESS     :          3221 LAFAYETTE AVE SOUTH
   MORTGAGE AMT:               252,900.00              CITY              :    SEATTLE   WA       98144
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            252,742.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,922.2290.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080191273                     MORTGAGORS:           DISTON, GLENFORD

                                                       ADDRESS     :          10885 SOUTHWEST 138TH STR
   MORTGAGE AMT:               207,200.00              CITY              :    MIAMI FL  33176
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            207,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,484.4180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080191364                     MORTGAGORS:           GROVES, WILLIAM

                                                       ADDRESS     :          4055 SOUTH FRANCES STREET
   MORTGAGE AMT:               365,000.00              CITY              :    SUNNYVALE CA       94086
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            364,729.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,552.1374.94867       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080191463                     MORTGAGORS:           DICHOSO, DAVIS

                                                               DICHOSO, ANGELA

                                                       ADDRESS     :          16047 BAYBERRY LANE
   MORTGAGE AMT:               276,000.00              CITY              :    SAN LORENZO        CA       94579
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            275,524.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,287.1587.61905       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  105        07/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080192677                     MORTGAGORS:           HENNIGAN, MICHAEL

                                                               HENNIGAN, STACEY

                                                       ADDRESS     :          9317 SOUTH DAMEN AVENUE
   MORTGAGE AMT:               279,000.00              CITY              :    CHICAGO   IL       60620
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            278,584.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,950.8180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080192750                     MORTGAGORS:           COLTON, KEVIN

                                                               COLTON, LAURIE

                                                       ADDRESS     :          1571 TANAGER COURT
   MORTGAGE AMT:               272,000.00              CITY              :    TEMPLETON CA       93465
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            271,812.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,972.1977.71429       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080192842                     MORTGAGORS:           DU PAY, JAMES

                                                       ADDRESS     :          95 CLAPBOARD HILL ROAD
   MORTGAGE AMT:             1,000,000.00              CITY              :    WESTPORT  CT       06880
   LIFETIME RATE :               9.25000
   UNPAID BALANCE:          1,000,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            8,226.7548.19277       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             9.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080193030                     MORTGAGORS:           ZINKOV, ALEXANDER

                                                               ZINKOVA, IRINA

                                                       ADDRESS     :          15 WINDING WOODS WAY
   MORTGAGE AMT:               256,800.00              CITY              :    MANALAPAN NJ       07726
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            256,454.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,884.3180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080193170                     MORTGAGORS:           ST ANGELO, DONALD

                                                       ADDRESS     :          17555 COLLINS AVENUE
   MORTGAGE AMT:               458,300.00              CITY              :    MIAMI BEACH        FL       33160
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            458,300.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,523.9369.99885       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080193576                     MORTGAGORS:           UVANEY, LYNDA

                                                               GORCHESTER, GARY

                                                       ADDRESS     :          23726 VINE AVENUE
   MORTGAGE AMT:               244,000.00              CITY              :    TORRANCE  CA       90501
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            244,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,748.0580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080193659                     MORTGAGORS:           CRNICH, DENNIS

                                                               CRNICH, KRYSTAL

                                                       ADDRESS     :          5920 MAPLETON DRIVE
   MORTGAGE AMT:               255,650.00              CITY              :    COLORADO SP        CO       80918
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            255,478.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,875.8794.99268       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080193816                     MORTGAGORS:           GIBBONS, WILLIAM

                                                               GIBBONS, MONICA

                                                       ADDRESS     :          617 SYCAMORE DRIVE
   MORTGAGE AMT:               337,850.00              CITY              :    SAN GABRIEL        CA       91775
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            337,850.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,538.1579.49412       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080193832                     MORTGAGORS:           MUSHEYEV, BORIS

                                                               AMINOVA, SVETLANA

                                                       ADDRESS     :          138 43 HOOVER AVE
   MORTGAGE AMT:               264,000.00              CITY              :    BRIARWOOD NY       11435
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            263,794.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,800.9580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080194046                     MORTGAGORS:           QUACH, RANDY

                                                               QUACH, ALICE

                                                       ADDRESS     :          5512 ESQUIVEL AVE
   MORTGAGE AMT:               288,000.00              CITY              :    LAKEWOOD  CA       90712
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            287,811.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,138.3980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080194202                     MORTGAGORS:           SIMM, HAS

                                                       ADDRESS     :          512 PEACH GROVE LANE
   MORTGAGE AMT:               261,200.00              CITY              :    SANTA BARBA        CA       93105
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            261,033.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,962.3194.98182       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080194244                     MORTGAGORS:           LINDERMAN, JOHN

                                                       ADDRESS     :          1 HIAWATHA COVE
   MORTGAGE AMT:               132,000.00              CITY              :    BATTLE CREE        MI       49015
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            131,911.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            968.5778.57143         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080194392                     MORTGAGORS:           GEN KUONG, NORA

                                                               GEN KUONG, ANGEL GEN KUONG, MARIA

                                                       ADDRESS     :          2139 GOLD COIN COURT
   MORTGAGE AMT:               260,000.00              CITY              :    GOLD RIVERCA       95670
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            259,811.820              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,840.2680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080194921                     MORTGAGORS:           SUN, TONY

                                                               SUN, MICHELLE

                                                       ADDRESS     :          25 ULSTER PLACE
   MORTGAGE AMT:               325,600.00              CITY              :    ALAMEDA   CA       94502
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            325,352.240              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,248.8480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195001                     MORTGAGORS:           BROWN, ROBERT

                                                               BROWN, GLORIA

                                                       ADDRESS     :          275 ROGAN STREET
   MORTGAGE AMT:               256,500.00              CITY              :    CHULA VISTA        CA       91910
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            256,299.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,749.7890.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195225                     MORTGAGORS:           TRAN, JANET

                                                               NGUYEN, JOHN

                                                       ADDRESS     :          818 ST KITTS COURT
   MORTGAGE AMT:               290,000.00              CITY              :    SAN JOSE  CA       95127
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            289,546.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,978.3272.86432       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195282                     MORTGAGORS:           BLUM, MICHAEL

                                                       ADDRESS     :          4120-4124 Wade Street
   MORTGAGE AMT:               359,200.00              CITY              :    CULVER CITY        CA       90066
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            358,952.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,604.4580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195472                     MORTGAGORS:           JOHNSON, PETER

                                                               JOHNSON, MARJORIE

                                                       ADDRESS     :          8552 FISHER WOODS DRIVE
   MORTGAGE AMT:               298,450.00              CITY              :    LORTON    VA       22079
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            298,193.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,935.7479.99732       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195498                     MORTGAGORS:           RICHARDS, JEFFREY

                                                               RICHARDS, SUZANNE

                                                       ADDRESS     :          138 NORTH DOWNEY LANE
   MORTGAGE AMT:               356,250.00              CITY              :    PLACENTIA CA       92870
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            355,978.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,460.5375.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195563                     MORTGAGORS:           NASSER, SAMEH
                                                               NASSER, CINDY
                                                               ALRAMAHI, HANADI NASSER, SUHAIL

                                                       ADDRESS     :          332 SAN JOSE AVENUE
   MORTGAGE AMT:               279,200.00              CITY              :    MILLBRAE  CA       94030
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            279,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,952.2180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195654                     MORTGAGORS:           CABRERA, MARLON

                                                               DAYA, LINA

                                                       ADDRESS     :          2193 YOSEMITE DRIVE
   MORTGAGE AMT:               259,100.00              CITY              :    MILPITAS  CA       95035
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            258,323.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,811.6779.99383       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080195738                     MORTGAGORS:           TAYLOR, REBECCA

                                                               FORD, ARTHUR

                                                       ADDRESS     :          26 CONCORD STREET
   MORTGAGE AMT:               188,000.00              CITY              :    MALDEN    MA       02148
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            188,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,346.8680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196199                     MORTGAGORS:           PILLASCH, DANIEL

                                                               PILLASCH, JAMI

                                                       ADDRESS     :          2724 NORTH MOUNTAIN AVENU
   MORTGAGE AMT:               288,000.00              CITY              :    CLAREMONT CA       91711
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            288,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,088.2080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196223                     MORTGAGORS:           KALOCI, MIKE

                                                               KALOCI, MARY

                                                       ADDRESS     :          443 RINCON AVENUE
   MORTGAGE AMT:               388,000.00              CITY              :    SUNNYVALE CA       94086
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            387,752.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,914.9280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196272                     MORTGAGORS:           EGAN, THOMAS

                                                               EGAN, ELEANOR

                                                       ADDRESS     :          1893 PARKVIEW CIRCLE
   MORTGAGE AMT:               292,000.00              CITY              :    COSTA MESACA       92627
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            291,777.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,016.7880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196348                     MORTGAGORS:           CORTES, JOSE

                                                               CORTES, CESAR

                                                       ADDRESS     :          3783 CORKERHILL WAY
   MORTGAGE AMT:               283,450.00              CITY              :    SAN JOSE  CA       95121
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            283,239.640              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,981.9289.99841       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196397                     MORTGAGORS:           DE JESUS CRU, ANAYDA

                                                       ADDRESS     :          1 SENTINEL HILL ROAD
   MORTGAGE AMT:               251,000.00              CITY              :    ATTLEBORO MA       02703
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            251,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,819.9394.71698       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196413                     MORTGAGORS:           PLANE, JOHN
                                                               PLANE, BARBARA
                                                               PLANE, GALE      PLANE, JOHN

                                                       ADDRESS     :          603 29TH AVENUE
   MORTGAGE AMT:               360,000.00              CITY              :    SAN MATEO CA       94403
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            359,726.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,486.4380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196553                     MORTGAGORS:           SCHULFER, RONALD

                                                               SCHULFER, KATHLEEN

                                                       ADDRESS     :          7491 ETIWANDA AVENUE
   MORTGAGE AMT:               259,200.00              CITY              :    RANCHO CUCA        CA       91739
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            259,012.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,834.6180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080196751                     MORTGAGORS:           CURRIER, PHILIP

                                                               CURRIER, DEBORAH

                                                       ADDRESS     :          13720 NOGALES DRIVE
   MORTGAGE AMT:               382,000.00              CITY              :    SAN DIEGO CA       92014
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            381,356.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,509.4770.74000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080197098                     MORTGAGORS:           MCRAE, BRIAN

                                                               MCRAE, TRICIA

                                                       ADDRESS     :          15 VIRGINIA PLACE
   MORTGAGE AMT:               304,000.00              CITY              :    LARCHMONT NY       10538
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            303,524.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,073.8280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080197460                     MORTGAGORS:           KIN CHU, WILLIAM

                                                               PING CHU, AGNES

                                                       ADDRESS     :          9533 SUVA STREET
   MORTGAGE AMT:               381,600.00              CITY              :    DOWNEY    CA       90240
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            380,972.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,538.7990.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080197486                     MORTGAGORS:           EDDY, TERRI

                                                               EDDY, BILL

                                                       ADDRESS     :          324 LAKE TOMACHEECHEE DRI
   MORTGAGE AMT:               247,000.00              CITY              :    RINCON    GA       31326
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            246,593.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,643.3095.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080197684                     MORTGAGORS:           JENSEN, BETTY

                                                       ADDRESS     :          2895 VISTA AVENUE
   MORTGAGE AMT:               350,000.00              CITY              :    CARMEL    CA       93923
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            349,410.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.2553.68000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080197726                     MORTGAGORS:           JACKSON, JUDY

                                                       ADDRESS     :          9917 FOX SPRINGS DRIVE
   MORTGAGE AMT:               420,550.00              CITY              :    LAS VEGAS NV       89117
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            419,483.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,762.7179.65000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080197767                     MORTGAGORS:           NEWCOMBE, MARY

                                                               CURLEE, JODI

                                                       ADDRESS     :          628 ALAMEDA ST
   MORTGAGE AMT:               440,000.00              CITY              :    ALTADENA  CA       91001
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            439,294.180              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,964.3680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080198138                     MORTGAGORS:           BALL, MARK

                                                               BALL, KARIN

                                                       ADDRESS     :          33261 DECKER SCHOOL ROAD
   MORTGAGE AMT:               530,000.00              CITY              :    MALIBU    CA       90265
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            529,084.790              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,437.5748.18000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080198278                     MORTGAGORS:           METZ, ERIC

                                                               METZ, LORI

                                                       ADDRESS     :          7411 EAST THUNDERHAWK ROA
   MORTGAGE AMT:               278,000.00              CITY              :    SCOTTSDALEAZ       85255
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            277,596.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,967.6778.98000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080198377                     MORTGAGORS:           GALLAGHER, GALE

                                                       ADDRESS     :          825 S COLLEGE AVE
   MORTGAGE AMT:                76,300.00              CITY              :    TYLER TX  75701
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:             76,191.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            546.6278.66000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080198443                     MORTGAGORS:           ROHRET, JOSEPH

                                                               ROHRET, FLORA

                                                       ADDRESS     :          3222 SUGARLOAF ROAD
   MORTGAGE AMT:               248,000.00              CITY              :    BOULDER   CO       80302
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            247,602.170              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,670.8263.59000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080198773                     MORTGAGORS:           CARA, PHILIP

                                                       ADDRESS     :          648 FAIRMONT AVE.
   MORTGAGE AMT:               350,000.00              CITY              :    WESTFIELD NJ       07090
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            349,452.270              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,387.6276.25000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080199136                     MORTGAGORS:           LAMARSH, JOHN

                                                       ADDRESS     :          3961 EAST PICKERING ROAD
   MORTGAGE AMT:               128,000.00              CITY              :    SHELTON   WA       98584
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            127,802.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            884.0680.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080199193                     MORTGAGORS:           BRADEN, PHILIP

                                                               BRADEN, JAMIE

                                                       ADDRESS     :          22066 SAN JOAQUIN DRIVE W
   MORTGAGE AMT:               507,500.00              CITY              :    CANYON LAKE        CA       92587
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            506,763.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,592.0570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080199235                     MORTGAGORS:           HUBBARD, LEA

                                                               HUBBARD, RONALD

                                                       ADDRESS     :          361 CALLE DE ADELE
   MORTGAGE AMT:               500,000.00              CITY              :    ENCINITAS CA       92024
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            499,189.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,453.3878.13000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080199268                     MORTGAGORS:           DENO, MARK

                                                               DENO, SHARON

                                                       ADDRESS     :          24310 129TH AVENUE SOUTHE
   MORTGAGE AMT:               255,000.00              CITY              :    KENT  WA  98031
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            254,805.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,761.2278.46000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080199425                     MORTGAGORS:           GRULER, ROBERT

                                                               GRULER, KATHERINE

                                                       ADDRESS     :          21050 NORTH 75TH STREET
   MORTGAGE AMT:               384,000.00              CITY              :    SCOTTSDALEAZ       85255
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            383,728.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,751.0280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080200470                     MORTGAGORS:           STOCK, JEFFREY

                                                               STOCK, LEANNE

                                                       ADDRESS     :          5910 BEVERLY AVENUE NE
   MORTGAGE AMT:               248,500.00              CITY              :    TACOMA    WA       98422
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            247,943.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,737.5570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080200868                     MORTGAGORS:           HARRIS, RICHARD

                                                               HARRIS, LORRAINE

                                                       ADDRESS     :          4211 NE WISTARIA DRIVE
   MORTGAGE AMT:               241,600.00              CITY              :    PORTLAND  OR       97213
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            241,257.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,730.8580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201247                     MORTGAGORS:           SZYMANSKI, MICHAEL

                                                       ADDRESS     :          1325 SUNSET AVENUE SW
   MORTGAGE AMT:               650,000.00              CITY              :    SEATTLE   WA       98116
   LIFETIME RATE :               8.87500
   UNPAID BALANCE:            649,268.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            5,171.6968.42000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201270                     MORTGAGORS:           FOREHAND, C

                                                               FOREHAND, BETTY

                                                       ADDRESS     :          42150 EAST COUNTY ROAD 6
   MORTGAGE AMT:               458,500.00              CITY              :    BENNETT   CO       80102
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            457,782.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,127.7870.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201437                     MORTGAGORS:           LASTOWSKI, ROBERT

                                                       ADDRESS     :          17 PINE STREET
   MORTGAGE AMT:               568,750.00              CITY              :    NANTUCKET MA       02554
   LIFETIME RATE :               8.62500
   UNPAID BALANCE:            568,076.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,423.6865.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201726                     MORTGAGORS:           LOWE, STEPHANIE

                                                       ADDRESS     :          57 SAN JACINTO WAY
   MORTGAGE AMT:               440,000.00              CITY              :    SAN FRANCISCO      CA       94127
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            439,436.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,305.5780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201742                     MORTGAGORS:           WEBER, JAMES

                                                               WEBER, TERESS

                                                       ADDRESS     :          28891 MIRA VISTA
   MORTGAGE AMT:               280,000.00              CITY              :    LAGUNA NIGUEL      CA       92677
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            279,583.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,957.8070.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201783                     MORTGAGORS:           SUSOLIK, EDWARD

                                                       ADDRESS     :          22 CERVANTES
   MORTGAGE AMT:               650,000.00              CITY              :    NEWPORT BEACH      CA       92660
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            648,957.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,379.1779.08000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201791                     MORTGAGORS:           AYAP, HEIDI

                                                       ADDRESS     :          1478 BELLEMEADE STREET
   MORTGAGE AMT:               394,400.00              CITY              :    SAN JOSE  CA       95131
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            393,908.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,997.7279.84000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201809                     MORTGAGORS:           SHERMAN, DORIS

                                                               SHERMAN, DAVID

                                                       ADDRESS     :          200 GAFFEY ROAD
   MORTGAGE AMT:               416,000.00              CITY              :    WATSONVILLE        CA       95076
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            415,453.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,088.7980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201841                     MORTGAGORS:           NOLAND, LINDA

                                                       ADDRESS     :          20906 GERMAIN ST
   MORTGAGE AMT:               300,000.00              CITY              :    CHATSWORTHCA       91311
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            299,635.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,306.7471.43000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201874                     MORTGAGORS:           HORTON, NEREYDA

                                                       ADDRESS     :          2103 WELLINGTON ROAD
   MORTGAGE AMT:               288,000.00              CITY              :    LOS ANGELES        CA       90016
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            287,612.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,113.2480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201882                     MORTGAGORS:           CHARGIN, DENNIS

                                                               CHARGIN, LINDA

                                                       ADDRESS     :          2104 SAND HILL ROAD
   MORTGAGE AMT:               699,950.00              CITY              :    MENLO PARKCA       94025
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            698,983.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            5,075.1273.68000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201890                     MORTGAGORS:           SIDHU, LUZ

                                                       ADDRESS     :          11061 ENCHANTO VISTA DRIV
   MORTGAGE AMT:               300,000.00              CITY              :    SAN JOSE  CA       95127
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            299,596.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,201.2941.10000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080201999                     MORTGAGORS:           BARNES, THOMAS

                                                       ADDRESS     :          207 CLARISSA AVENUE
   MORTGAGE AMT:               354,000.00              CITY              :    AVALON    CA       90704
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            353,558.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,690.6660.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202070                     MORTGAGORS:           JACKSON, HENRY

                                                               JACKSON, SUSANNE

                                                       ADDRESS     :          941 MADDUX DRIVE
   MORTGAGE AMT:               275,000.00              CITY              :    PALO ALTO CA       94303
   LIFETIME RATE :               8.87500
   UNPAID BALANCE:            274,690.520              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,188.0245.08000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202138                     MORTGAGORS:           ALGAZE, NELSON

                                                               ALGAZE, SUSAN

                                                       ADDRESS     :          1524 1ST STREET
   MORTGAGE AMT:               561,000.00              CITY              :    MANHATTAN BEACH    CA       90266
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            560,220.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,067.6475.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202153                     MORTGAGORS:           BATES, JAMES

                                                               BATES, SONJA

                                                       ADDRESS     :          2224 TERRAZA PLACE
   MORTGAGE AMT:               468,000.00              CITY              :    FULLERTON CA       92835
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            467,369.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,434.0280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202161                     MORTGAGORS:           VILLA, LUIS

                                                       ADDRESS     :          33962 CALLE BORREGO
   MORTGAGE AMT:               270,400.00              CITY              :    SAN JUAN CAPISTRANOCA       92675
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            270,035.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,984.1080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202286                     MORTGAGORS:           BELMONTE, STEVEN

                                                               BELMONTE, MICHELE

                                                       ADDRESS     :          160 CONOVER LN
   MORTGAGE AMT:               310,850.00              CITY              :    TEMPLETON CA       93465
   LIFETIME RATE :               8.75000
   UNPAID BALANCE:            310,491.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,445.4679.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202294                     MORTGAGORS:           VERGATI, REMO

                                                               VERGATI, PATRICIA

                                                       ADDRESS     :          2953 VIA CARMEN
   MORTGAGE AMT:               300,000.00              CITY              :    SAN JOSE  CA       95124
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            299,616.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,253.8074.07000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202336                     MORTGAGORS:           BRAYANA, JOGA

                                                               KAUR, BALJINDER  BRAYANA, NARENDER

                                                       ADDRESS     :          1953 COMMODORE DRIVE
   MORTGAGE AMT:               292,500.00              CITY              :    SAN JOSE  CA       95133
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            292,096.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,120.8379.27000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202393                     MORTGAGORS:           ALLEN, BERNARD

                                                               ALLEN, MEDORA

                                                       ADDRESS     :          1023 EAST CARTAGENA DRIVE
   MORTGAGE AMT:               324,000.00              CITY              :    LONG BEACHCA       90807
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            323,541.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,321.1880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202401                     MORTGAGORS:           KRICK, STANLEY

                                                       ADDRESS     :          26671 LOMA VERDE
   MORTGAGE AMT:               290,000.00              CITY              :    MISSION VIEJO      CA       92691
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            289,557.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,002.9669.88000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202476                     MORTGAGORS:           KIM, KUM

                                                               KIM, DUK

                                                       ADDRESS     :          7740 EAST HEMLOCK STREET
   MORTGAGE AMT:               270,000.00              CITY              :    MANCHESTERWA       98353
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            269,654.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,028.4290.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202492                     MORTGAGORS:           MAEVA, DEREK

                                                               MAEVA, MICHELLE

                                                       ADDRESS     :          10966 BARBADOS WAY
   MORTGAGE AMT:               247,000.00              CITY              :    SAN DIEGO CA       92126
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            246,650.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,769.5495.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202542                     MORTGAGORS:           SANCHEZ, J

                                                               SANCHEZ, ELIZABETH

                                                       ADDRESS     :          1686 FUERTE RANCH ROAD
   MORTGAGE AMT:               297,000.00              CITY              :    EL CAJON  CA       92019
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            296,779.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,076.6790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202567                     MORTGAGORS:           LANPHEAR, TERRIE

                                                       ADDRESS     :          7012 SNAKE ROAD
   MORTGAGE AMT:               305,000.00              CITY              :    OAKLAND   CA       94611
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            304,470.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,291.3688.41000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202609                     MORTGAGORS:           FARNO, STEPHEN

                                                               FARNO, KARA

                                                       ADDRESS     :          29010 COVECREST DRIVE
   MORTGAGE AMT:               500,000.00              CITY              :    RNCHO PALOS VERDES CA       90275
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            499,326.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,668.8280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202617                     MORTGAGORS:           CHOE, KYU

                                                               CHOE, KYUNG

                                                       ADDRESS     :          6011 HAZELWOOD LANE SE
   MORTGAGE AMT:               520,000.00              CITY              :    BELLEVUE  WA       98006
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            519,334.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,906.5978.20000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202666                     MORTGAGORS:           TATE, KIMBERLY

                                                       ADDRESS     :          12237 SAN VICENTE AVENUE
   MORTGAGE AMT:               244,000.00              CITY              :    LAKESIDE  CA       92040
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            243,494.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,854.5880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202708                     MORTGAGORS:           MURCHIO, GEORGE

                                                               MURCHIO, LINDA

                                                       ADDRESS     :          227 CEDAR AVENUE
   MORTGAGE AMT:               256,000.00              CITY              :    ALLENHURSTNJ       07711
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            255,544.740              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,081.9380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/19

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202799                     MORTGAGORS:           LIMON, JUAN

                                                               CASTRO, CECILIA

                                                       ADDRESS     :          1326 EAST MONTECITO PLACE
   MORTGAGE AMT:               303,750.00              CITY              :    SANTA BARBARA      CA       93103
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            303,565.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,335.5775.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202849                     MORTGAGORS:           AGUILAR, MARIA

                                                       ADDRESS     :          393 FERNWOOD CIRCLE
   MORTGAGE AMT:               241,000.00              CITY              :    SUNNYVALE CA       94086
   LIFETIME RATE :               8.62500
   UNPAID BALANCE:            240,857.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,874.4778.25000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202880                     MORTGAGORS:           CRUZ, FRANK

                                                               CRUZ, ANGELA

                                                       ADDRESS     :          1397 NEW YORK DRIVE
   MORTGAGE AMT:               292,000.00              CITY              :    ALTADENA  CA       91001
   LIFETIME RATE :               8.62500
   UNPAID BALANCE:            291,653.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,271.1566.36000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202930                     MORTGAGORS:           PERAVALI, RAVINDRA

                                                               PERAVALI, SHEELA

                                                       ADDRESS     :          44198 BOITANO DRIVE
   MORTGAGE AMT:               399,000.00              CITY              :    FREMONT   CA       94539
   LIFETIME RATE :               9.00000
   UNPAID BALANCE:            398,562.490              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,210.4464.35000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             9.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202948                     MORTGAGORS:           CASTILLO, NOEMI

                                                       ADDRESS     :          19 VILLA COURT
   MORTGAGE AMT:               287,000.00              CITY              :    SOUTH SAN FRANCISCOCA       94080
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            286,826.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,206.7874.55000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080202971                     MORTGAGORS:           DUMONT, DONALD

                                                       ADDRESS     :          128 MEMORY LANE
   MORTGAGE AMT:               348,750.00              CITY              :    CAMPBELL  CA       95008
   LIFETIME RATE :               8.87500
   UNPAID BALANCE:            348,357.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,774.8175.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203045                     MORTGAGORS:           CHRISTENSEN, DENNIS

                                                               CHRISTENSEN, PAMELA

                                                       ADDRESS     :          3729 DEAUVILLE PLACE
   MORTGAGE AMT:               344,000.00              CITY              :    SANTA ROSACA       95403
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            344,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,405.3080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203102                     MORTGAGORS:           BLONZ, EDWARD

                                                               BLONZ, KAREN

                                                       ADDRESS     :          139 PURDUE AVENUE
   MORTGAGE AMT:               322,300.00              CITY              :    KENSINGTONCA       94708
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            321,820.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,253.5767.85263       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203144                     MORTGAGORS:           KIRBY, JEFFERY

                                                               KIRBY, MICHELLE

                                                       ADDRESS     :          575 EVENINGSONG LANE
   MORTGAGE AMT:               296,400.00              CITY              :    ANAHEIM HIL        CA       92808
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            295,980.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.4595.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203201                     MORTGAGORS:           WEATHERSBY, WILLIAM

                                                               WEATHERSBY, PAULA

                                                       ADDRESS     :          12681 FALCON POINT PLACE
   MORTGAGE AMT:               276,000.00              CITY              :    TRUCKEE   CA       96161
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            275,599.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,953.5180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203235                     MORTGAGORS:           SACHDEVA, RAMESH

                                                               SACHDEVA, SUJATA

                                                       ADDRESS     :          10710 NORTH GAZEBO HILL P
   MORTGAGE AMT:               500,000.00              CITY              :    MEQUON    WI       53092
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            499,664.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,668.8378.49294       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203243                     MORTGAGORS:           MEYER, KEITH

                                                               AUERBACH, EMILY

                                                       ADDRESS     :          5001 CTY HWY M
   MORTGAGE AMT:               310,000.00              CITY              :    MIDDLETON WI       53562
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            309,549.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,194.1651.66667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203268                     MORTGAGORS:           PAPOYAN, NARINE

                                                       ADDRESS     :          7218 HILLSIDE AVENUE
   MORTGAGE AMT:               288,000.00              CITY              :    LOS ANGELES        CA       90046
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            287,581.780              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,038.4589.44099       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203359                     MORTGAGORS:           BIASOTTI, DAVID

                                                               BIASOTTI, BARBARA

                                                       ADDRESS     :          7816 MEDINAH COURT
   MORTGAGE AMT:               405,000.00              CITY              :    PLEASANTONCA       94588
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            404,440.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,936.5477.88462       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203417                     MORTGAGORS:           NAAR, SONYA

                                                       ADDRESS     :          1834 W WARNER ST
   MORTGAGE AMT:               270,000.00              CITY              :    CHICAGO   IL       60613
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            270,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,957.6990.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203698                     MORTGAGORS:           XUE, JUE

                                                               LIU, XIANONONG

                                                       ADDRESS     :          6505 TIPPERARY COURT
   MORTGAGE AMT:               260,650.00              CITY              :    CLARKSVILLE        MD       21029
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            260,451.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,800.2579.98490       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203771                     MORTGAGORS:           CHAPDELAINE, WILLIAM

                                                               CHAPDELAINE, KIMBERLY

                                                       ADDRESS     :          713 BENT RIDGE LANE
   MORTGAGE AMT:               348,000.00              CITY              :    BARRINGTONIL       60010
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            348,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,373.9780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080203797                     MORTGAGORS:           LINCOLN, ROBERT

                                                               LINCOLN, LAURIE

                                                       ADDRESS     :          8 NELSON RIDGE ROAD
   MORTGAGE AMT:               320,000.00              CITY              :    PRINCETON NJ       08540
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            320,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,292.5280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204050                     MORTGAGORS:           GRAHAM, KENNETH

                                                               GRAHAM, KAREN

                                                       ADDRESS     :          627 169TH AVENUE SE
   MORTGAGE AMT:               300,000.00              CITY              :    SNOHOMISH WA       98290
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            299,788.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,149.2476.92308       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204233                     MORTGAGORS:           MC SHANE, MICHAEL

                                                       ADDRESS     :          104 GIBBON STREET
   MORTGAGE AMT:               417,050.00              CITY              :    AlexandriaVA       22314
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            415,918.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,774.6479.44000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204241                     MORTGAGORS:           BAKER, WILLIAM

                                                               BAKER, AMY

                                                       ADDRESS     :          13200 BRONCROFT COURT
   MORTGAGE AMT:               310,400.00              CITY              :    MidlothianVA       23113
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            309,632.240              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,065.1080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204258                     MORTGAGORS:           LUVISON, DAVID

                                                               LUVISON, SUSAN

                                                       ADDRESS     :          12597 MISTY CREEK LANE
   MORTGAGE AMT:               381,500.00              CITY              :    Fairfax   VA       22033
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            379,756.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,411.3476.30000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        03/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204266                     MORTGAGORS:           FREEMAN, RONALD

                                                               FREEMAN, SANDEE

                                                       ADDRESS     :          1632 CANYON VIEW DRIVE
   MORTGAGE AMT:               254,000.00              CITY              :    San Jose  CA       95132
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            253,444.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,797.8045.12000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204274                     MORTGAGORS:           STOVALL, M

                                                       ADDRESS     :          33685 MCKENZIE VIEW DRIVE
   MORTGAGE AMT:               325,000.00              CITY              :    Eugene    OR       97408
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            324,465.640              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,162.2376.47000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204282                     MORTGAGORS:           BRODERICK, GREGORY

                                                               BRODERICK, MEGAN

                                                       ADDRESS     :          72 DULAN DRIVE
   MORTGAGE AMT:               272,000.00              CITY              :    Stamford  CT       06903
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            270,873.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,809.6272.53000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204290                     MORTGAGORS:           WELTER, ANGENETTE

                                                               WELTER, CHRISTOPHER

                                                       ADDRESS     :          16625 NE 143RD STREET
   MORTGAGE AMT:               261,200.00              CITY              :    Woodinville        WA       98072
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            260,377.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,781.8495.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204308                     MORTGAGORS:           MCBRIDE, JEFFREY

                                                       ADDRESS     :          19601 EAST OCOTILLO ROAD
   MORTGAGE AMT:               282,000.00              CITY              :    Queen Creek        AZ       85242
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            281,015.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,923.7470.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204456                     MORTGAGORS:           CONN, LARRY

                                                               BREWER CONN, KIMBERLY

                                                       ADDRESS     :          2216 W TOPEKA DRIVE
   MORTGAGE AMT:               105,000.00              CITY              :    PHOENIX   AZ       85027
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            104,936.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            807.3694.59459         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204472                     MORTGAGORS:           DUGAN, HENRY

                                                               DUGAN, ANN

                                                       ADDRESS     :          2936 BRANDYWINE STREET NW
   MORTGAGE AMT:               400,000.00              CITY              :    WASHINGTONDC       20008
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            400,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,728.7166.11570       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204555                     MORTGAGORS:           KECK, LEONHARD

                                                       ADDRESS     :          13 CARNATION CIR
   MORTGAGE AMT:               250,100.00              CITY              :    READING   MA       01867
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            250,100.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,791.7589.99640       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204605                     MORTGAGORS:           HALEY, GLEN

                                                               HALEY, PAMELA

                                                       ADDRESS     :          58 GATHERING ROAD
   MORTGAGE AMT:               281,700.00              CITY              :    MONTVILLE T        NJ       07058
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            281,496.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,993.8690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204928                     MORTGAGORS:           NGUYEN, DUNG

                                                               LY, PHUOC

                                                       ADDRESS     :          3833 CHIPPEWA COURT
   MORTGAGE AMT:               324,000.00              CITY              :    SAN DIEGO CA       92117
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            323,747.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,210.2580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080204993                     MORTGAGORS:           MARTINEZ, CAREY

                                                       ADDRESS     :          5420 THUNDER RIDGE CIRCLE
   MORTGAGE AMT:               278,800.00              CITY              :    ROCKLIN   CA       95765
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            278,587.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,925.6094.99148       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080205255                     MORTGAGORS:           CASTANEDA, TOMAS

                                                               MORAN, MARTHA

                                                       ADDRESS     :          89 GROVE LANE
   MORTGAGE AMT:               276,000.00              CITY              :    NOVATO    CA       94947
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            275,784.690              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,882.8180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080205453                     MORTGAGORS:           LAING, CLIFF

                                                               LAING, BECKY

                                                       ADDRESS     :          2250 CABRILLO STSREET
   MORTGAGE AMT:               300,000.00              CITY              :    SAN FRANCIS        CA       94121
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            299,771.720              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.0365.21739       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080205487                     MORTGAGORS:           DE LOS SANTOS, ARNULFO

                                                               DE LOS SANTOS, VENERANDA

                                                       ADDRESS     :          27902 EDGECLIFF WAY
   MORTGAGE AMT:               346,500.00              CITY              :    Hayward   CA       94542
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            346,261.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,512.3790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080205495                     MORTGAGORS:           COFLIN, DAVID

                                                               COFLIN, CHERYL

                                                       ADDRESS     :          156 GARFIELD AVE
   MORTGAGE AMT:               299,900.00              CITY              :    CARBONDALECO       81623
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            299,900.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,200.5678.92105       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080205685                     MORTGAGORS:           GOMES, TODD

                                                       ADDRESS     :          16950 LA SELVA DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    MORGAN HILL        CA       95037
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            299,798.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,201.2980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080206014                     MORTGAGORS:           NEwMAN, JEAN

                                                       ADDRESS     :          161 NEW BROADWAY
   MORTGAGE AMT:               386,750.00              CITY              :    HASTINGS ON        NY       10706
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            386,477.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,770.7265.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080206055                     MORTGAGORS:           DEVICO, VINCE

                                                               SWANSON, ROBERT

                                                       ADDRESS     :          2818 NORTH ADMORE AVENUE
   MORTGAGE AMT:               344,000.00              CITY              :    MANHATTAN B        CA       90266
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            344,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,645.0680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080206105                     MORTGAGORS:           CHAPMAN, MARK

                                                               CHAPMAN, MIRIAM

                                                       ADDRESS     :          338 WEST  ASTER LANE
   MORTGAGE AMT:               280,000.00              CITY              :    MEQUON    WI       53092
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            280,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,054.5569.82544       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080206329                     MORTGAGORS:           HARWOOD, EDWARD

                                                               HARWOOD, MARIANNE

                                                       ADDRESS     :          3909 BORDEAUX CT
   MORTGAGE AMT:               275,750.00              CITY              :    FLOWER MOUND       TX       75022
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            275,550.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,951.7487.54000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080206394                     MORTGAGORS:           HAGGARD, DWIGHT

                                                               HAGGARD, PAULA

                                                       ADDRESS     :          22272 PARKWOOD STREET
   MORTGAGE AMT:               280,000.00              CITY              :    LAKE FOREST        CA       92630
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            279,807.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,030.1980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080206584                     MORTGAGORS:           HOEK, JACOB

                                                               HOEK, COBIE

                                                       ADDRESS     :          4 AMANDA LANE
   MORTGAGE AMT:               400,000.00              CITY              :    WEST CHESTE        PA       19380
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            400,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,796.8680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080207244                     MORTGAGORS:           KNECHT, PETER

                                                       ADDRESS     :          309 LOYOLA DRIVE
   MORTGAGE AMT:               315,000.00              CITY              :    APTOS CA  95003
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            314,799.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,366.4988.11189       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080207566                     MORTGAGORS:           CONRAD, ROBERT

                                                               CONRAD, JACQUELYN

                                                       ADDRESS     :          3 HASTINGS
   MORTGAGE AMT:               500,000.00              CITY              :    LAGUNA NIGU        CA       92677
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            500,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,582.0657.80347       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080207673                     MORTGAGORS:           BACA, JAMES

                                                               NEILLY BACA, NANCY

                                                       ADDRESS     :          1624 EAST ELMSFORD PLACE
   MORTGAGE AMT:               324,800.00              CITY              :    THOUSAND OA        CA       91361
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            324,546.620              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,215.7180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080207822                     MORTGAGORS:           MBAGWU, MOSES

                                                       ADDRESS     :          12100 MIDDLECOFF DR
   MORTGAGE AMT:               264,700.00              CITY              :    CHESTER   VA       23836
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            264,513.180              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,896.3494.62825       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080207897                     MORTGAGORS:           HAGAN, FRANK

                                                       ADDRESS     :          5131 OPELU STREET
   MORTGAGE AMT:               323,000.00              CITY              :    Hanalei   HI       96714
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            322,519.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,258.4676.90000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080208200                     MORTGAGORS:           SHAPIRO, ALEXANDRA

                                                               KRIMSKY, SETH

                                                       ADDRESS     :          6319 17TH AVE NE
   MORTGAGE AMT:               440,000.00              CITY              :    SEATTLE   WA       98115
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            439,689.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,152.2180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080208853                     MORTGAGORS:           MINICHIELLO, ANTONIO

                                                       ADDRESS     :          32 THATCHER AVENUE
   MORTGAGE AMT:               285,000.00              CITY              :    HARRISON  NY       10528
   LIFETIME RATE :               8.87500
   UNPAID BALANCE:            284,840.220              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,267.5969.51220       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080208986                     MORTGAGORS:           HANSEN, MARK

                                                               HANSEN, CHERYL

                                                       ADDRESS     :          3834 WHITMAN ROAD
   MORTGAGE AMT:               280,000.00              CITY              :    ANNANDALE VA       22003
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            280,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,981.8280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080209018                     MORTGAGORS:           ADAMOSKI, LEILA

                                                               ADAMOSKI, GARY

                                                       ADDRESS     :          2729 NORTH RACINE AVENUE
   MORTGAGE AMT:               315,000.00              CITY              :    CHICAGO   IL       60614
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            315,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,338.8790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080209125                     MORTGAGORS:           SMITH, MONA

                                                               GUERRERO, CRIS

                                                       ADDRESS     :          5207 EGGERS DRIVE
   MORTGAGE AMT:               271,950.00              CITY              :    FREMONT   CA       94536
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            271,950.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,971.8379.99706       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080209158                     MORTGAGORS:           FORSYTH, KYLE

                                                               FORSYTH, MICHELE

                                                       ADDRESS     :          1700 CRICKET LANE
   MORTGAGE AMT:               377,150.00              CITY              :    WEST CHESTE        PA       19380
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            376,915.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,866.6279.99449       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080209265                     MORTGAGORS:           CHALLIS, STEPHEN

                                                               CHALLIS, SUE

                                                       ADDRESS     :          668 CREEK ROAD
   MORTGAGE AMT:               256,500.00              CITY              :    SEVERNA PAR        MD       21146
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            256,318.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,837.6095.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080209802                     MORTGAGORS:           GOLD, PAUL

                                                               KOROL, DONNA

                                                       ADDRESS     :          25 VIRGINIA AVENUE
   MORTGAGE AMT:               250,000.00              CITY              :    BINGHAMTONNY       13902
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            250,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,834.4180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080209877                     MORTGAGORS:           WELLS, WALKER

                                                               BERGE, HELENA

                                                       ADDRESS     :          442 ALTAIR PLACE
   MORTGAGE AMT:               388,800.00              CITY              :    LOS ANGELES        CA       90291
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            388,504.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,685.3480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210362                     MORTGAGORS:           SIMMONS, WILLIE

                                                               SIMMONS, MARIETTA

                                                       ADDRESS     :          1428 FIRESTONE LOOP
   MORTGAGE AMT:               245,050.00              CITY              :    SAN JOSE  CA       95116
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            244,863.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,692.5079.98786       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210644                     MORTGAGORS:           LUND, JESSE

                                                               LUND, KATE

                                                       ADDRESS     :          27 PEGASUS DRIVE
   MORTGAGE AMT:               400,000.00              CITY              :    COTO DE CAZ        CA       92679
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            399,703.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,796.8675.40057       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210669                     MORTGAGORS:           LEwIS, KIRK

                                                               LEWIS, KATHY

                                                       ADDRESS     :          340 SE CHELSEA DRIVE
   MORTGAGE AMT:               265,700.00              CITY              :    LEES SUMMIT        MO       64063
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            265,284.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,812.5483.03125       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210685                     MORTGAGORS:           DUKULY, ZWANNAH

                                                               DUKULY, YATTA

                                                       ADDRESS     :          3 CAMELOT DRIVE
   MORTGAGE AMT:               323,000.00              CITY              :    HOWELL    NJ       07731
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            322,794.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,426.5995.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210859                     MORTGAGORS:           HSIA, MING
                                                               LIN, KAI-YU
                                                               HSIA, DOROTHY    LIN, TA-SHYONG

                                                       ADDRESS     :          5 HENNA
   MORTGAGE AMT:               368,650.00              CITY              :    IRVINE    CA       92618
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            368,028.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,421.7772.07375       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210875                     MORTGAGORS:           COWELL, MICHAEL

                                                       ADDRESS     :          8705 E WILEY WAY
   MORTGAGE AMT:               310,000.00              CITY              :    ANAHEIM HIL        CA       92808
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            309,477.630              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,036.4889.89520       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210917                     MORTGAGORS:           KO, BYONG

                                                       ADDRESS     :          8677 E SUNNYWALK LANE
   MORTGAGE AMT:               267,250.00              CITY              :    ANAHEIM HIL        CA       92808
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            266,821.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,800.5289.98619       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080210966                     MORTGAGORS:           BANE, MARLA

                                                       ADDRESS     :          5615 BENT TRAIL
   MORTGAGE AMT:               272,000.00              CITY              :    Dallas    TX       75248
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            271,552.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,809.6280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211022                     MORTGAGORS:           VELKES, MATTHEW

                                                               VELKES, LIZA

                                                       ADDRESS     :          919 HILTS AVENUE
   MORTGAGE AMT:               880,000.00              CITY              :    LOS ANGELES        CA       90024
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            879,453.030              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            6,688.6480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  103        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211097                     MORTGAGORS:           ROGGIN, GREG

                                                       ADDRESS     :          5342  43RD STREET N.W.
   MORTGAGE AMT:               391,200.00              CITY              :    WashingtonDC       20015
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            390,617.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,735.3380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211170                     MORTGAGORS:           KAPLAN, KEN

                                                               KAPLAN, MARTHA

                                                       ADDRESS     :          1878 WALTHAM CIRCLE
   MORTGAGE AMT:               300,000.00              CITY              :    MARIETTA  GA       30062
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            300,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,175.2189.02077       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211287                     MORTGAGORS:           KIRTLEY, KENNETH

                                                               KIRTLEY, LISA

                                                       ADDRESS     :          14091 VAI BROTHERS DRIVE
   MORTGAGE AMT:               269,700.00              CITY              :    RANCHO CUCA        CA       91739
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            269,489.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,839.8389.98399       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211600                     MORTGAGORS:           DISKINT, PETER

                                                               DISKINT, JOANNE

                                                       ADDRESS     :          34 ROSE TERRACE
   MORTGAGE AMT:               325,000.00              CITY              :    CHATHAM   NJ       07928
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            325,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,272.4575.58140       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211659                     MORTGAGORS:           KAISER, LINDA

                                                       ADDRESS     :          1119 STONE HARBOR BOULEVA
   MORTGAGE AMT:               341,000.00              CITY              :    STONE HARBO        NJ       08247
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            340,788.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,591.8589.97361       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211667                     MORTGAGORS:           HOPPER, GARY

                                                               HOPPER, LINDA

                                                       ADDRESS     :          105 HAWK POINTE COURT
   MORTGAGE AMT:               376,000.00              CITY              :    FOLSOM    CA       95630
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            375,684.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,470.0680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211683                     MORTGAGORS:           SMITH, ERIK

                                                               SMITH, SUSAN

                                                       ADDRESS     :          246 MYRTLEWOOD DRIVE
   MORTGAGE AMT:               109,250.00              CITY              :    CALIMESA  CA       92320
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            109,180.330              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            820.7695.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080211691                     MORTGAGORS:           GEORGE, BRIAN

                                                               HICKERSON GE, CAROL

                                                       ADDRESS     :          715 TUNBRIDGE ROAD
   MORTGAGE AMT:               464,000.00              CITY              :    DANVILLE  CA       94526
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            463,628.950              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,126.0580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212137                     MORTGAGORS:           CULLUM, STANLEY

                                                               HARRIS, PAMELA

                                                       ADDRESS     :          3213 SHANE LANE
   MORTGAGE AMT:                88,000.00              CITY              :    MODESTO   CA       95355
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:             87,933.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            607.7976.52174         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212160                     MORTGAGORS:           RAHMER, DANIEL

                                                       ADDRESS     :          6231 GORDON VALLEY ROAD
   MORTGAGE AMT:               340,000.00              CITY              :    SUISUN CITY        CA       94585
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            339,125.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,233.5658.52000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212202                     MORTGAGORS:           PARKS, THOMAS

                                                               PARKS, PATRICIA

                                                       ADDRESS     :          9596 PUFFIN AVENUE
   MORTGAGE AMT:               283,450.00              CITY              :    Fountain Valley    CA       92708
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            282,791.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,885.8089.98000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212236                     MORTGAGORS:           MCCABE, KEVIN

                                                               CABLE, MARSHA

                                                       ADDRESS     :          2316 OLYMPIA AVENUE N.E.
   MORTGAGE AMT:               263,200.00              CITY              :    Renton    WA       98058
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            262,745.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,707.1180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212277                     MORTGAGORS:           LOUGHRIDGE, SCOTT

                                                               LOUGHRIDGE, ALICE

                                                       ADDRESS     :          6140 EGAN CREST DRIVE
   MORTGAGE AMT:               440,000.00              CITY              :    Las Vegas NV       89129
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            439,258.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,890.4980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212293                     MORTGAGORS:           SUNDSTROM, SHAWNA

                                                       ADDRESS     :          2201 BRIDGE ROAD
   MORTGAGE AMT:               504,000.00              CITY              :    Laguna Beach       CA       92651
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            502,291.700              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,310.9280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212319                     MORTGAGORS:           OLCOTT, MARK

                                                               OLCOTT, LUCY

                                                       ADDRESS     :          16901 GERMANTOWN ROAD
   MORTGAGE AMT:               300,000.00              CITY              :    GermantownMD       20874
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            299,506.750              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,995.9193.75000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212426                     MORTGAGORS:           PARKER, KATE

                                                       ADDRESS     :          11513 WILD HAWTHORNE COUR
   MORTGAGE AMT:               254,600.00              CITY              :    Reston    VA       22095
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            254,170.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,672.5495.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212467                     MORTGAGORS:           CLARK, PATRICK

                                                               CLARK, BARBARA

                                                       ADDRESS     :          14 WOODED LANE
   MORTGAGE AMT:               459,800.00              CITY              :    Allen TX  75013
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            459,025.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,020.5673.57000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212475                     MORTGAGORS:           MELILLI, TERRI

                                                       ADDRESS     :          2342 NORTHEAST 25TH STREE
   MORTGAGE AMT:               301,500.00              CITY              :    Lighthouse Point   FL       33064
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            300,478.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,980.6479.34000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212491                     MORTGAGORS:           DELOREAN, DENISE

                                                       ADDRESS     :          7945 EAST GAIL ROAD
   MORTGAGE AMT:               252,850.00              CITY              :    ScottsdaleAZ       85260
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            252,092.340              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,767.9679.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212509                     MORTGAGORS:           PETERSON, CATHRYN

                                                               PETERSON, ERICH

                                                       ADDRESS     :          87 WILDERNESS CORNERSTONE
   MORTGAGE AMT:               308,000.00              CITY              :    Evergreen CO       80439
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            307,256.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,075.0580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212517                     MORTGAGORS:           LAROCHE, DAVID

                                                               LAROCHE, CATHERINE

                                                       ADDRESS     :          1509 NORWICH COURT
   MORTGAGE AMT:               358,950.00              CITY              :    Southlake TX       76092
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            357,762.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,388.1075.25000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212533                     MORTGAGORS:           PLANTHOLT, BARBARA

                                                       ADDRESS     :          945 OCEAN BLVD. WEST
   MORTGAGE AMT:               368,000.00              CITY              :    Holden Beach       NC       28462
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            367,133.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,510.4180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212558                     MORTGAGORS:           KAHOE, KATHLEEN

                                                               DOWNS, DAVID

                                                       ADDRESS     :          125 MONTGOMERY PLACE
   MORTGAGE AMT:               448,000.00              CITY              :    AlexandriaVA       22314
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            447,281.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,018.2680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212574                     MORTGAGORS:           BOSTROM, JOHN

                                                               BOSTROM, JOYCE

                                                       ADDRESS     :          1661 SUGARLOAF DRIVE
   MORTGAGE AMT:               408,000.00              CITY              :    San Mateo CA       94402
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            407,062.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,817.9580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212608                     MORTGAGORS:           LUNDY, MARY

                                                               LUNDY, LEO

                                                       ADDRESS     :          9039 WINDCOVE COURT
   MORTGAGE AMT:               322,600.00              CITY              :    FAIR OAKS CA       95628
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            322,119.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,255.6737.95294       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212624                     MORTGAGORS:           WALLNER, JEFFREY

                                                       ADDRESS     :          8 BRIDLE PATH
   MORTGAGE AMT:               265,000.00              CITY              :    HOLLAND   PA       18966
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            264,309.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,807.7769.73684       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212640                     MORTGAGORS:           GOOLSBY, GEORGE

                                                       ADDRESS     :          729 DENMEAD MILL
   MORTGAGE AMT:               260,000.00              CITY              :    Marietta  GA       30067
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            259,572.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,729.7980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212657                     MORTGAGORS:           FYFE, TIMOTHY

                                                               FYFE, JODI

                                                       ADDRESS     :          134 GENEVA AVE.
   MORTGAGE AMT:               301,000.00              CITY              :    Elmhurst  IL       60126
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            299,701.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,902.5270.82000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212665                     MORTGAGORS:           THORNEWILL VON ESSEN, DAVID

                                                               VON ESSEN, PETRA

                                                       ADDRESS     :          7867 S. MICHELLE LANE
   MORTGAGE AMT:               382,000.00              CITY              :    Tempe AZ  85284
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            380,797.150              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,605.9179.87000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212673                     MORTGAGORS:           HOWE, KENNETH

                                                               HOWE, ANNETTE

                                                       ADDRESS     :          14 BEL FAIR CT.
   MORTGAGE AMT:               360,000.00              CITY              :    Henderson NV       89012
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            358,779.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,364.9477.42000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212681                     MORTGAGORS:           HORNER, RICHARD

                                                       ADDRESS     :          1339 DENTON AVENUE
   MORTGAGE AMT:               301,300.00              CITY              :    HAYWARD   CA       94545
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            301,097.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,210.8388.74816       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212723                     MORTGAGORS:           SMITH, ROGER

                                                               SMITH, WEBDALINE

                                                       ADDRESS     :          3 HAWTHORNE RD.
   MORTGAGE AMT:               285,000.00              CITY              :    LEXINGTON MA       02420
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            284,534.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,041.7754.49000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080212756                     MORTGAGORS:           WINN, GAVIN

                                                       ADDRESS     :          423 EAST SPRUCE GLEN ROAD
   MORTGAGE AMT:               259,000.00              CITY              :    MURRAY    UT       84107
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            258,223.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,810.9778.48485       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080213077                     MORTGAGORS:           BAUTISTA, JOSEPH

                                                               BAUTISTA, ARLENE

                                                       ADDRESS     :          19 VIA HACIENDA
   MORTGAGE AMT:               218,350.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            217,999.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,471.0779.98461       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080213150                     MORTGAGORS:           DILALLO, SUSAN

                                                               DILALLO, RICHARD

                                                       ADDRESS     :          1163 SCOTT AVE
   MORTGAGE AMT:               500,000.00              CITY              :    WINNETKA  IL       60093
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            499,600.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,368.5951.07252       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080214380                     MORTGAGORS:           CHOI, BOONG

                                                               CHOI, SOON

                                                       ADDRESS     :          8731 SOMERSET STREET
   MORTGAGE AMT:               438,300.00              CITY              :    BUENA PARKCA       90621
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            437,998.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,177.9890.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080214406                     MORTGAGORS:           GORODETSKY, GEORGE

                                                       ADDRESS     :          3607 BELLFIELD WAY
   MORTGAGE AMT:               560,000.00              CITY              :    STUDIO CITY        CA       91604
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            559,245.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,109.0980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080215395                     MORTGAGORS:           CHAN, JOHN

                                                               PANG, BETTY

                                                       ADDRESS     :          311 BROOKVIEW WAY
   MORTGAGE AMT:               332,800.00              CITY              :    HAYWARD   CA       94544
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            332,800.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,471.0380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080215965                     MORTGAGORS:           FILER, DIONNE

                                                               FILER, ANTHONY

                                                       ADDRESS     :          3126 VAL VERDE AVENUE
   MORTGAGE AMT:               356,000.00              CITY              :    LONG BEACHCA       90808
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            356,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,581.2580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080216278                     MORTGAGORS:           PINEDA, FERNANDO

                                                               PINEDA, MAGDALENA

                                                       ADDRESS     :          3935 LINDEN AVENUE
   MORTGAGE AMT:               440,000.00              CITY              :    LONG BEACHCA       90807
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            439,641.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,152.2280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080216666                     MORTGAGORS:           ALMERICO, KENDALL

                                                               ALMERICO, CHRISTINA

                                                       ADDRESS     :          3612 W LONGFELLOW AVENUE
   MORTGAGE AMT:               281,100.00              CITY              :    TAMPA FL  33629
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            281,100.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,062.6175.97297       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080216807                     MORTGAGORS:           KYLE, WILLIAM

                                                               KYLE, LYNN

                                                       ADDRESS     :          4596 HICKS LANE
   MORTGAGE AMT:               320,000.00              CITY              :    CHICO CA  95973
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            319,762.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,237.4980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080217417                     MORTGAGORS:           CITTADINI, RONALD

                                                               CITTADINI, PAULA

                                                       ADDRESS     :          828 B STREET
   MORTGAGE AMT:               285,000.00              CITY              :    PETALUMA  CA       94952
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            284,827.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,191.4095.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080217599                     MORTGAGORS:           DRIVAS, PETER

                                                       ADDRESS     :          23122 FAIRFIELD
   MORTGAGE AMT:               310,150.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            310,150.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,357.3679.99412       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080217680                     MORTGAGORS:           WALLACE, JEFF

                                                               KRIG WALLACE, SHANNON

                                                       ADDRESS     :          3226 NE 87TH ST
   MORTGAGE AMT:               295,200.00              CITY              :    SEATTLE   WA       98115
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            295,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,140.4090.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080217698                     MORTGAGORS:           NITCHER, DEBRA

                                                       ADDRESS     :          552 W BERRIDGE LANE
   MORTGAGE AMT:               434,000.00              CITY              :    PHOENIX   AZ       85013
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            434,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,337.0870.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080217706                     MORTGAGORS:           STAUB, CHARLES

                                                               STAUB, KATHERINE

                                                       ADDRESS     :          18008 13TH AVENUE NORTHWE
   MORTGAGE AMT:               420,000.00              CITY              :    SHORELINE WA       98177
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            420,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,081.8175.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080218019                     MORTGAGORS:           THEURER, RICHARD

                                                               THEURER, KIRSTEN

                                                       ADDRESS     :          259 MONTEGO DRIVE
   MORTGAGE AMT:               420,000.00              CITY              :    DANVILLE  CA       94526
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            419,680.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,900.8480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080218514                     MORTGAGORS:           AMOROSO, EUGENE

                                                               AMOROSO, CYNTHIA

                                                       ADDRESS     :          9234 NORTH LAZYWOOD PLACE
   MORTGAGE AMT:               288,750.00              CITY              :    Carefree  AZ       85377
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            287,840.800              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,969.7875.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080218829                     MORTGAGORS:           CHAN, CHRIS

                                                               CHAN, RENE

                                                       ADDRESS     :          2467 35TH AVENUE
   MORTGAGE AMT:               342,000.00              CITY              :    SAN FRANCIS        CA       94116
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            341,752.480              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,420.6579.90654       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080219595                     MORTGAGORS:           ATTON, ROBERT

                                                               ATTON, DEBRA

                                                       ADDRESS     :          650 PEDRO AVENUE
   MORTGAGE AMT:               558,750.00              CITY              :    BEN LOMONDCA       95005
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            558,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,002.9575.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220221                     MORTGAGORS:           NGO, HIEN

                                                       ADDRESS     :          6429 WEST 97TH PLACE
   MORTGAGE AMT:               253,150.00              CITY              :    WESTMINSTER        CO       80021
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            252,992.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,924.1294.99062       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220429                     MORTGAGORS:           LOEB, JOHN

                                                               LOEB, SOFIA

                                                       ADDRESS     :          32473 LAKE MASK PLACE
   MORTGAGE AMT:               300,000.00              CITY              :    FREMONT   CA       94555
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            299,777.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,097.6473.17073       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220486                     MORTGAGORS:           MURPHY, ROBERT

                                                               MURPHY, DARLENE

                                                       ADDRESS     :          2431 VIA DE LOS MILAGROS
   MORTGAGE AMT:               375,000.00              CITY              :    PLEASANTONCA       94566
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            374,700.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,526.4470.75472       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220551                     MORTGAGORS:           TANG, PING TAK

                                                               LEE, YI

                                                       ADDRESS     :          30281 BROOKSIDE LANE
   MORTGAGE AMT:               319,200.00              CITY              :    HAYWARD   CA       94544
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            318,925.170              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,070.3380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220627                     MORTGAGORS:           PARKER, GREGG

                                                               VIEIRA PARKE, FELICIA

                                                       ADDRESS     :          2993 RUBINO CIRCLE
   MORTGAGE AMT:               299,100.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            298,848.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,964.8879.96706       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220692                     MORTGAGORS:           TRAN, NGOC

                                                               LU, HOC

                                                       ADDRESS     :          1400 FIRESTONE LOOP
   MORTGAGE AMT:               249,250.00              CITY              :    SAN JOSE  CA       95116
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            249,055.560              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,700.3379.98883       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220726                     MORTGAGORS:           PENUNURI, MARTIN

                                                               HIRAI, WENDY

                                                       ADDRESS     :          826 DEDERICK COURT
   MORTGAGE AMT:               395,800.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            395,475.560              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,633.2780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220742                     MORTGAGORS:           SMITH, KEVIN

                                                               HILL SMITH, CONNIE

                                                       ADDRESS     :          20 LAZURITE
   MORTGAGE AMT:               223,550.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            223,173.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,468.5779.99012       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220767                     MORTGAGORS:           LATINO, DENNIS

                                                               LATINO, TAMARA

                                                       ADDRESS     :          530 PROVO COURT
   MORTGAGE AMT:               249,600.00              CITY              :    RENO  NV  89511
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            249,395.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,660.6079.85590       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220775                     MORTGAGORS:           LAM, LAN
                                                               LAM, NGA
                                                               LAM, THANH       LY, HONG

                                                       ADDRESS     :          2168 DAHLIA COURT
   MORTGAGE AMT:               360,750.00              CITY              :    SAN JOSE  CA       95133
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            360,457.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,647.0679.99778       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080220916                     MORTGAGORS:           CONINE, BILL

                                                               CONINE, DANA

                                                       ADDRESS     :          22941 TIAGUA
   MORTGAGE AMT:               385,000.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            384,735.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,791.5272.77883       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221005                     MORTGAGORS:           LOZANO, JAMES

                                                               LOZANO, WENDY

                                                       ADDRESS     :          3 TRADITION PLACE
   MORTGAGE AMT:               288,000.00              CITY              :    IRVINE    CA       92602
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            287,514.690              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,891.9690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221013                     MORTGAGORS:           BLACK, SYLVESTER

                                                               BLACK, THELMA

                                                       ADDRESS     :          4872 CRESTONE NEEDLE WAY
   MORTGAGE AMT:               279,900.00              CITY              :    ANTIOCH   CA       94509
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            279,707.370              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,029.4779.99428       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221161                     MORTGAGORS:           FOLKENBERG, TODD

                                                               FOLKENBERG, TRINA

                                                       ADDRESS     :          5764 SOUTH EVERETT WAY
   MORTGAGE AMT:               256,400.00              CITY              :    LITTLETON CO       80123
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            256,199.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,749.1094.99815       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221203                     MORTGAGORS:           WU, JASPER

                                                               SHAN, SELENA

                                                       ADDRESS     :          2656 VELVET WAY
   MORTGAGE AMT:               332,000.00              CITY              :    WALNUT CREE        CA       94596
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            331,467.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,236.7573.45133       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221252                     MORTGAGORS:           TOSTE, JOHN

                                                               TOSTE, EDITE

                                                       ADDRESS     :          3470 OLD ARCATA ROAD
   MORTGAGE AMT:               332,000.00              CITY              :    ARCATA    CA       95521
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            331,753.600              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,321.4064.84375       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221294                     MORTGAGORS:           ZAKRZEWSKI, ADAM

                                                               ZAKRZEWSKI, GHISLAINE

                                                       ADDRESS     :          64 47 84TH STREET
   MORTGAGE AMT:               342,000.00              CITY              :    MIDDLE VILL        NY       11379
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            341,781.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,569.3493.69863       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221302                     MORTGAGORS:           KARKAS, GREGORY

                                                               KARKAS, JENNY

                                                       ADDRESS     :          11 QUAIL COURT
   MORTGAGE AMT:               251,000.00              CITY              :    BRENTWOOD CA       94513
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            250,794.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,669.9165.19481       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221310                     MORTGAGORS:           STEPANIAN, HARATUN

                                                               STEPANIAN, OFIK

                                                       ADDRESS     :          1909 POLARIS DRIVE
   MORTGAGE AMT:               285,200.00              CITY              :    GLENDALE  CA       91208
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            284,742.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,921.4547.53333       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221336                     MORTGAGORS:           REYNOSO, PABLO

                                                       ADDRESS     :          485 NORTH ACACIA DRIVE
   MORTGAGE AMT:               288,000.00              CITY              :    GILBERT   AZ       85233
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            287,796.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,063.2790.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221401                     MORTGAGORS:           SILVA, WILLIAM

                                                               SILVA, JILL

                                                       ADDRESS     :          6095 MALCOLM LANE
   MORTGAGE AMT:               312,000.00              CITY              :    PENNGROVE CA       94951
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            311,762.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,154.9180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221518                     MORTGAGORS:           ORLIN, I

                                                       ADDRESS     :          3591 EMANUEL DRIVE
   MORTGAGE AMT:               303,000.00              CITY              :    GLENDALE  CA       91208
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            302,489.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,990.4967.33333       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221690                     MORTGAGORS:           MARTINEZ, MARC

                                                               LIGHT, CAROLYN

                                                       ADDRESS     :          15 CAVALLERI
   MORTGAGE AMT:               538,400.00              CITY              :    NEWPORT COA        CA       92657
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            538,000.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,764.5780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221807                     MORTGAGORS:           MARNELL, JOSEPH

                                                               MARNELL, STACEY

                                                       ADDRESS     :          7009 BUXTON TERRACE
   MORTGAGE AMT:               401,000.00              CITY              :    BETHESDA  MD       20817
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            400,402.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,803.8572.44806       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221864                     MORTGAGORS:           TABER, TIM

                                                               TABER, LUCINDA

                                                       ADDRESS     :          9109 EAST COUNTY RD
   MORTGAGE AMT:               420,000.00              CITY              :    ZIONSVILLEIN       46077
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            419,358.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,900.8479.24528       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221930                     MORTGAGORS:           WEATHERHOLTZ, D

                                                               WEATHERHOLTZ, GEORGANNA

                                                       ADDRESS     :          4422 CHIPPEWA DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    JACKSONVILL        FL       32210
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            299,747.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,970.7966.66667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080221963                     MORTGAGORS:           SUNDARA, BALAJI

                                                               SUNDARA, SEEMA

                                                       ADDRESS     :          11 ROSECLIFF DRIVE
   MORTGAGE AMT:               278,400.00              CITY              :    NASHUA    NH       03062
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            277,985.490              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,946.6180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222003                     MORTGAGORS:           WOJTASEK, JAMES

                                                               WOJTASEK, CINDY

                                                       ADDRESS     :          118 TYLER COURT
   MORTGAGE AMT:               360,000.00              CITY              :    FORT WORTHTX       76108
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            359,393.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,364.9480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222029                     MORTGAGORS:           GRETEMAN, JAN

                                                               RAXTER, ALAN

                                                       ADDRESS     :          1200 COUNTRY CLUB CIRCLE
   MORTGAGE AMT:               279,900.00              CITY              :    BIRMINGHAMAL       35244
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,681.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,909.4173.67728       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222052                     MORTGAGORS:           SAMADI, SHAHIN

                                                               SAMADI, SAMIRA

                                                       ADDRESS     :          4809 V STREET
   MORTGAGE AMT:               412,000.00              CITY              :    WASHINGTONDC       20007
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            411,653.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,706.5580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222086                     MORTGAGORS:           SOBRADO, ALBERTO

                                                       ADDRESS     :          15 ESTES STREET
   MORTGAGE AMT:               455,000.00              CITY              :    AMESBURY  MA       01913
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            455,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,181.4370.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222144                     MORTGAGORS:           HALL, BOBBY

                                                               HALL, KATHERINE

                                                       ADDRESS     :          3668 WILEY RD
   MORTGAGE AMT:               325,000.00              CITY              :    MONTGOMERYAL       36106
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            324,452.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,135.0274.20091       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222177                     MORTGAGORS:           WILLIAMS, JACK

                                                               WILLIAMS, TAMMY

                                                       ADDRESS     :          390 OAK RIDGE DRIVE
   MORTGAGE AMT:               368,000.00              CITY              :    FAIRVIEW  TX       75069
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            367,424.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,510.4180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222292                     MORTGAGORS:           CAVE, RALPH

                                                               CAVE, KIMBERLY

                                                       ADDRESS     :          113 HILLTOP WAY
   MORTGAGE AMT:               320,000.00              CITY              :    SCOTTS VALL        CA       95066
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            319,779.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,320.2380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222342                     MORTGAGORS:           SIMMONS, RALPH

                                                               SIMMONS, LISE

                                                       ADDRESS     :          1126 TROTTING HORSE LANE
   MORTGAGE AMT:               309,600.00              CITY              :    GREAT FALLS        VA       22066
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            309,370.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,164.7780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222367                     MORTGAGORS:           WONG, PEI SHYAN

                                                               WONG, VILMA

                                                       ADDRESS     :          4595 MEYER PARK CIRCLE
   MORTGAGE AMT:               405,850.00              CITY              :    FREMONT   CA       94536
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            405,556.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,872.5969.99876       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222425                     MORTGAGORS:           SWEET, TODD

                                                               SOLOMON, TRINA

                                                       ADDRESS     :          2346 WEST  ERIE
   MORTGAGE AMT:               345,600.00              CITY              :    CHICAGO   IL       60612
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            345,337.030              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,386.9780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222433                     MORTGAGORS:           YANG, PING

                                                               LI, WENZHENG

                                                       ADDRESS     :          3300 LAKEBROOK DRIVE
   MORTGAGE AMT:               360,000.00              CITY              :    PLANO TX  75093
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            359,422.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,425.3970.60208       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222458                     MORTGAGORS:           LOFSTROM, JACK

                                                               LOFSTROM, AUDREY

                                                       ADDRESS     :          1870 ABERDEEN DRIVE
   MORTGAGE AMT:               275,000.00              CITY              :    GLENVIEW  IL       60025
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            274,580.200              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,899.3691.26813       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222466                     MORTGAGORS:           BENJAMIN, CHRISTOPHE

                                                               BENJAMIN, JUDY

                                                       ADDRESS     :          440 HIGHLAND LAKE VIEW
   MORTGAGE AMT:               292,600.00              CITY              :    ATLANTA   GA       30349
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            292,106.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,922.1794.93835       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222482                     MORTGAGORS:           LEEBERN, SHERRY

                                                       ADDRESS     :          1204 PONTE VEDRA BOULEVAR
   MORTGAGE AMT:               395,000.00              CITY              :    PONTE VEDRA        FL       32082
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            393,816.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,761.9069.91150       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222508                     MORTGAGORS:           STOPPER, BRIAN

                                                               STOPPER, KAROLYN

                                                       ADDRESS     :          575 MORNINGHOME ROAD
   MORTGAGE AMT:               324,000.00              CITY              :    DANVILLE  CA       94526
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            323,734.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,155.5980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222524                     MORTGAGORS:           FATTAHI, TIRDAD

                                                               EFTEKHARI, SAGHI

                                                       ADDRESS     :          8916 LIBERTY LANE
   MORTGAGE AMT:               273,000.00              CITY              :    POTOMAC   MD       20854
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            272,787.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,862.3478.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222532                     MORTGAGORS:           WACHTEL, JOHN

                                                               WACHTEL, SHIRLEY

                                                       ADDRESS     :          169 Ball-Enwright Rd.
   MORTGAGE AMT:               377,000.00              CITY              :    DEATSVILLEAL       36022
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            376,067.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,508.1989.76190       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222565                     MORTGAGORS:           BLUESTEIN, JAY

                                                               CARLI, LORRAINE

                                                       ADDRESS     :          35 PLANTATION ROAD
   MORTGAGE AMT:               318,800.00              CITY              :    MANSFIELD MA       02048
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            318,569.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,256.4579.98761       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222573                     MORTGAGORS:           WILLIAMS, DOUG

                                                               WILLIAMS, SUZANNE

                                                       ADDRESS     :          918 WINDHAM STREET
   MORTGAGE AMT:               316,000.00              CITY              :    SANTA CRUZCA       95062
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            315,776.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,263.8780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222581                     MORTGAGORS:           SNELL, DAVID

                                                               SNELL, KIM

                                                       ADDRESS     :          14707 TIMBERGREEN
   MORTGAGE AMT:               252,200.00              CITY              :    TOMBALL   TX       77377
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            251,795.440              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,699.1279.99264       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222607                     MORTGAGORS:           LAI, YIU

                                                               LAI, TSOI

                                                       ADDRESS     :          1210 SLEEPY HOLLOW LANE
   MORTGAGE AMT:               275,000.00              CITY              :    MILLBRAE  CA       94030
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            274,780.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,852.7361.11111       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222615                     MORTGAGORS:           KIRILL, WILLIAM

                                                               KIRILL, ANN

                                                       ADDRESS     :          4339 VENETIA BLVD
   MORTGAGE AMT:               387,500.00              CITY              :    JACKSONVILL        FL       32210
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            386,862.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,578.0565.95745       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222631                     MORTGAGORS:           ALLISTER, MARK

                                                               ALLISTER, MAHO

                                                       ADDRESS     :          9902 HIGHCLIFF DRIVE
   MORTGAGE AMT:               327,500.00              CITY              :    SANTA ANA CA       92705
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            327,256.950              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,289.9346.45390       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222649                     MORTGAGORS:           CARZOLI, RONALD

                                                               CARZOLI, DEBRA

                                                       ADDRESS     :          148 INDIAN HAMMOCK DRIVE
   MORTGAGE AMT:               331,875.00              CITY              :    PONTE VEDRA        FL       32082
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            331,380.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,320.5275.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222664                     MORTGAGORS:           SMITH, LONZO

                                                               SMITH, DEBORAH

                                                       ADDRESS     :          49 HARBOUR POINT CIRCLE
   MORTGAGE AMT:               319,500.00              CITY              :    FORT WORTHTX       76179
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            319,256.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,206.7190.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222706                     MORTGAGORS:           ROBINSON, ROBERT

                                                               ROBINSON, JUDITH

                                                       ADDRESS     :          1310 TRINITY DR
   MORTGAGE AMT:               305,000.00              CITY              :    ALEXANDRIAVA       22314
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            304,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,029.1757.00935       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222714                     MORTGAGORS:           WOO, RAYMOND

                                                               MAZUCA, LISA

                                                       ADDRESS     :          2354 2356 20TH AVENUE
   MORTGAGE AMT:               434,400.00              CITY              :    SAN FRANCIS        CA       94116
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            433,566.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,000.2980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222722                     MORTGAGORS:           CAUGHEY, MARK

                                                               STREM CAUGHE, CHARLOTTE

                                                       ADDRESS     :          1478 HOMANS AVENUE
   MORTGAGE AMT:               349,000.00              CITY              :    SAN LEANDRO        CA       94577
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            348,740.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,440.2689.71722       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080222995                     MORTGAGORS:           SCHOENBERGER, STEVEN

                                                       ADDRESS     :          300 LAKE AVENUE
   MORTGAGE AMT:               416,000.00              CITY              :    NEWTON    MA       02461
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            416,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,980.2780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080223019                     MORTGAGORS:           LOCONTE, CARLA

                                                       ADDRESS     :          350 NORTH STREET
   MORTGAGE AMT:               332,000.00              CITY              :    BOSTON    MA       02113
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            331,798.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,552.7980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080223217                     MORTGAGORS:           WHEELER, DEBORAH

                                                       ADDRESS     :          331 RIVER ROAD
   MORTGAGE AMT:               100,000.00              CITY              :    BOULDER CREEK      CA       95006
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            100,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            716.4141.23711         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080223266                     MORTGAGORS:           HESHMATPOUR, GUITY

                                                       ADDRESS     :          294 RIVIERA DRIVE
   MORTGAGE AMT:               345,000.00              CITY              :    SAN RAFAELCA       94901
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            344,743.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,412.2952.27273       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080223530                     MORTGAGORS:           BATES, BRUCE

                                                               BATES, PAULA

                                                       ADDRESS     :          7 ORCHARD CIRCLE
   MORTGAGE AMT:               203,900.00              CITY              :    HALIFAX   MA       02338
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            203,644.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,408.2979.99215       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080223548                     MORTGAGORS:           BOTIC, MUJO
                                                               BOTIC, MIRSADA
                                                               BOTIC, BAJRO     BOTIC, MEJRA

                                                       ADDRESS     :          540 542 MONICA LANE
   MORTGAGE AMT:               347,900.00              CITY              :    CAMPBELL  CA       95008
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            347,641.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,432.5789.89664       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080224652                     MORTGAGORS:           KUMPE, JUDY

                                                       ADDRESS     :          455 EAST HALTERN AVENUE
   MORTGAGE AMT:                71,000.00              CITY              :    GLENDORA  CA       91740
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:             71,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            533.4036.41026         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080224660                     MORTGAGORS:           TOVAR, JOHN

                                                       ADDRESS     :          1013 HONEYSUCKLE DRIVE
   MORTGAGE AMT:               203,920.00              CITY              :    SAN MARCOSCA       92069
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            203,764.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,408.4280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080224744                     MORTGAGORS:           LANDINI, VICTORIA

                                                       ADDRESS     :          2159 DRIVER LANE
   MORTGAGE AMT:               265,100.00              CITY              :    LA VERNE  CA       91750
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            264,903.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,853.6282.84375       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080224785                     MORTGAGORS:           SHEYNKMAN, MARAT

                                                               SHEYNKMAN, MARINA        REYNLIB, ZAKHAR

                                                       ADDRESS     :          11647 MORRISON STREET
   MORTGAGE AMT:               358,000.00              CITY              :    NORTH HOLLY        CA       91601
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            357,727.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,472.6280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080224793                     MORTGAGORS:           ROBERSON, RICKI

                                                               SENFT, TRICIA

                                                       ADDRESS     :          1286 GENEVE COURT
   MORTGAGE AMT:               255,000.00              CITY              :    LIVERMORE CA       94550
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            254,837.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,915.7375.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080224819                     MORTGAGORS:           MIGALLEN, ERNIE

                                                               MIGALLEN, TRINIDAD

                                                       ADDRESS     :          1920 SOUTH SHERBOURNE DRI
   MORTGAGE AMT:               252,000.00              CITY              :    LOS ANGELES        CA       90034
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            251,817.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,783.6486.89655       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225105                     MORTGAGORS:           CORS, DAVID

                                                               CORS, DOROTHY

                                                       ADDRESS     :          10 ZELOOF DRIVE
   MORTGAGE AMT:               273,000.00              CITY              :    WEST WINDSO        NJ       08550
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            272,797.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,908.8673.19035       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225378                     MORTGAGORS:           MEKARI, ALEX

                                                               MEKARI, SEANA

                                                       ADDRESS     :          2408 NORTH PARK STREET
   MORTGAGE AMT:               260,300.00              CITY              :    THOUSAND OA        CA       91362
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            260,129.720              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,932.7395.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225410                     MORTGAGORS:           CARVER, JODI

                                                       ADDRESS     :          1052 Brian Lane.
   MORTGAGE AMT:               298,100.00              CITY              :    WYCOMBE   PA       18980
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            297,836.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,908.7779.20292       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225428                     MORTGAGORS:           HEROLD, JOSEPH

                                                               IRELAND, KERRY

                                                       ADDRESS     :          2108 WENDY WAY
   MORTGAGE AMT:               340,000.00              CITY              :    MANHATTAN B        CA       90266
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            339,760.020              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,435.8177.27273       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225451                     MORTGAGORS:           KASAJIAN, KENNETH

                                                               KASAJIAN, MICHELLE

                                                       ADDRESS     :          3 ACORN RIDGE
   MORTGAGE AMT:               215,900.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            215,743.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,528.1379.99259       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225634                     MORTGAGORS:           FUTSCHER, JOHN

                                                               FUTSCHER, JEANNE

                                                       ADDRESS     :          18 SUMMERHILL WAY
   MORTGAGE AMT:               251,100.00              CITY              :    SAN RAFAELCA       94903
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            250,913.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,755.7390.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225642                     MORTGAGORS:           KOTOWSKI, JAMES

                                                               KOTOWSKI, JULIE

                                                       ADDRESS     :          102 PESTLE COURT
   MORTGAGE AMT:               333,600.00              CITY              :    FOLSOM    CA       95630
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            333,339.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,275.7478.49412       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225659                     MORTGAGORS:           NELSON, CLARKE

                                                               NELSON, MARTHA

                                                       ADDRESS     :          7 BLANCA DRIVE
   MORTGAGE AMT:               332,000.00              CITY              :    NOVATO    CA       94947
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            331,771.520              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,407.2380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225675                     MORTGAGORS:           JACKSON, JOHN

                                                               JACKSON, ELIZABETH

                                                       ADDRESS     :          20 CHEVY CHASE COURT
   MORTGAGE AMT:               444,800.00              CITY              :    LARKSPUR  CA       94939
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            444,453.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,034.3280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225717                     MORTGAGORS:           DOW, CHERYL

                                                       ADDRESS     :          7229 EAST CRIOLLO IRCLE
   MORTGAGE AMT:               332,000.00              CITY              :    ORANGE    CA       92869
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            331,747.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,293.0480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225766                     MORTGAGORS:           FEIL, LANCE

                                                               SULLIVAN, CAROL

                                                       ADDRESS     :          50 SAN GABRIEL DRIVE
   MORTGAGE AMT:               359,200.00              CITY              :    FAIRFAX   CA       94930
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            358,933.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,511.5880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080225808                     MORTGAGORS:           TONG, JIEHSHIN

                                                               TONG, ROSA LEE

                                                       ADDRESS     :          9127 MCBRIDE RIVER AVENUE
   MORTGAGE AMT:               353,600.00              CITY              :    FOUNTAIN VA        CA       92708
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            353,324.150              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,412.1880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226202                     MORTGAGORS:           YORKSHIRE, BORIS

                                                       ADDRESS     :          12992 TRAIL VIEW LANE
   MORTGAGE AMT:               425,000.00              CITY              :    CHINO HILLS        CA       91709
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            424,700.030              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,044.7669.67213       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226293                     MORTGAGORS:           STREICHER, YITZCHOK

                                                       ADDRESS     :          1118 48TH STREET
   MORTGAGE AMT:               292,000.00              CITY              :    BROOKLYN  NY       11219
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            291,799.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,117.2080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226319                     MORTGAGORS:           MONTANO, CLAYBORN

                                                               MONTANO, JENNY

                                                       ADDRESS     :          1404 GLENGARRY ROAD
   MORTGAGE AMT:               264,000.00              CITY              :    PASADENA  CA       91105
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            264,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,914.1880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226335                     MORTGAGORS:           KATZ, ELAINE

                                                       ADDRESS     :          101 DENT RD
   MORTGAGE AMT:               300,000.00              CITY              :    STATEN ISLA        NY       10308
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            299,818.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,306.7592.05278       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226517                     MORTGAGORS:           BYERS, ZANE

                                                               BYERS, CYTHIA

                                                       ADDRESS     :          248 LAKE POINTE DRIVE
   MORTGAGE AMT:               303,500.00              CITY              :    MC HENRY  MD       21541
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            302,820.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,122.1279.24282       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226566                     MORTGAGORS:           KELLEY, BRYAN

                                                               KELLEY, ANNA

                                                       ADDRESS     :          1814 FOREST GATE CIRCLE
   MORTGAGE AMT:               500,000.00              CITY              :    SUGAR LANDTX       77479
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            499,177.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,326.5179.16065       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226632                     MORTGAGORS:           CAFFERY, WILLIAM

                                                               CAFFERY, COLLEEN

                                                       ADDRESS     :          4 PRITCHARD LANE
   MORTGAGE AMT:               650,000.00              CITY              :    WESTPORT  CT       06880
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            650,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,600.6645.77465       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226780                     MORTGAGORS:           WALIGORA, MAREK

                                                               WALIGORA, MAUREEN

                                                       ADDRESS     :          1119 DANIEL LANE
   MORTGAGE AMT:               327,760.00              CITY              :    CONCORD   CA       94518
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            327,522.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,319.8769.00211       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226822                     MORTGAGORS:           JOHNSON, SCOTT

                                                               JOHNSON, ROBIN

                                                       ADDRESS     :          13 HASKINS RANCH CIRCLE
   MORTGAGE AMT:               300,000.00              CITY              :    DANVILLE  CA       94506
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            299,793.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,175.2168.18182       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226871                     MORTGAGORS:           RODRIGUEZ, JUAN

                                                               RODRIGUEZ, GRISEL

                                                       ADDRESS     :          9376 EL ARBOL AVENUE
   MORTGAGE AMT:               265,500.00              CITY              :    FOUNTAIN VA        CA       92708
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            265,302.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,856.4190.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226939                     MORTGAGORS:           MONITZ, RONALD

                                                               MONITZ, ELSIE

                                                       ADDRESS     :          5905 BAINBRIDGE COURT
   MORTGAGE AMT:               290,000.00              CITY              :    AGOURA HILL        CA       91301
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            289,790.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,052.6034.93976       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080226996                     MORTGAGORS:           FRANCIS, MARK

                                                               FRANCIS, IOANNA

                                                       ADDRESS     :          7854 EAST MARGARET COURT
   MORTGAGE AMT:               250,200.00              CITY              :    ANAHEIM   CA       92808
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            250,004.820              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,706.8190.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227101                     MORTGAGORS:           OTSUBO, KEN

                                                               OTSUBO, YEN

                                                       ADDRESS     :          13218 BEACH STREET
   MORTGAGE AMT:               288,000.00              CITY              :    CERRITOS  CA       90703
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            287,786.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,013.7480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227218                     MORTGAGORS:           SCHILLING, JOHN

                                                               SCHILLING, MELISSA

                                                       ADDRESS     :          1601 FREEDOM DRIVE
   MORTGAGE AMT:               229,148.00              CITY              :    HOLLISTER CA       95023
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            228,969.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,563.1979.84251       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227275                     MORTGAGORS:           MALMROSE, ROGER

                                                               MALMROSE, JUDITH

                                                       ADDRESS     :          1773 ORCHARD WAY
   MORTGAGE AMT:               320,000.00              CITY              :    PLEASANTONCA       94566
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            319,768.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,264.9468.81720       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227283                     MORTGAGORS:           MCCABE, JOHN

                                                               MCCABE, ANN

                                                       ADDRESS     :          4343 ELENDA STREET
   MORTGAGE AMT:               254,300.00              CITY              :    CULVER CITY        CA       90230
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            254,300.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,865.9694.99440       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227291                     MORTGAGORS:           ROBERTSON, MELISSA

                                                               WAGNER, BARRY

                                                       ADDRESS     :          6271 ROUNDHILL DRIVE
   MORTGAGE AMT:               288,000.00              CITY              :    WHITTIER  CA       90602
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            287,791.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,038.4580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227317                     MORTGAGORS:           DE ANDRADE, ANTHONY

                                                               DE ANDRADE, YOLANDA

                                                       ADDRESS     :          5671 CABOT DRIVE
   MORTGAGE AMT:               279,000.00              CITY              :    OAKLAND   CA       94611
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            278,765.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,832.8358.73684       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227325                     MORTGAGORS:           SKARUPA, ANDREW

                                                               WINGATE, LESLIE

                                                       ADDRESS     :          2518 ALTA PARK LANE
   MORTGAGE AMT:               300,000.00              CITY              :    LA CANADA F        CA       91011
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            299,777.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,097.6436.18818       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227333                     MORTGAGORS:           GARCIA, LORENZO

                                                               ALVAREZ, MONICA

                                                       ADDRESS     :          22241 SISSANTE
   MORTGAGE AMT:               297,600.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            297,349.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,955.0280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227366                     MORTGAGORS:           MARINO, THOMAS

                                                               MARINO, LORI

                                                       ADDRESS     :          2323 COUNTRY CLUB VISTA S
   MORTGAGE AMT:               332,000.00              CITY              :    GLENDORA  CA       91741
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            331,753.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,321.3980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227382                     MORTGAGORS:           GOODHUE, DAVID

                                                               GOODHUE, ANN

                                                       ADDRESS     :          2806 CORONA DRIVE
   MORTGAGE AMT:               328,500.00              CITY              :    DAVIS CA  95616
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            328,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,410.4290.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227630                     MORTGAGORS:           BEYZA, DARIO

                                                               BEYZA, MARIA

                                                       ADDRESS     :          1442 HAMPTON DRIVE
   MORTGAGE AMT:               333,000.00              CITY              :    SUNNYVALE CA       94087
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            333,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,531.0490.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227697                     MORTGAGORS:           ISAACS, MATTHEW

                                                               ISAACS, SHERYL

                                                       ADDRESS     :          24881 VIA SANTA CRUZ
   MORTGAGE AMT:               287,200.00              CITY              :    MISSION VIE        CA       92692
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            287,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,107.3880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227929                     MORTGAGORS:           EIDLITZ, REUVEN

                                                               EIDLITZ, SARAH   BOTUCK, NAOMI

                                                       ADDRESS     :          69 MCNAMARA ROAD
   MORTGAGE AMT:               115,000.00              CITY              :    SPRING VALLEY      NY       10977
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            115,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            863.9659.27835         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080227994                     MORTGAGORS:           FRIEDMAN, JOEL

                                                               FRIEDMAN, MARINA

                                                       ADDRESS     :          4039 NORTH 57TH PLACE
   MORTGAGE AMT:               400,000.00              CITY              :    PHOENIX   AZ       85018
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            399,419.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,831.1889.81700       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228265                     MORTGAGORS:           BENAMOU, ANDRE

                                                               BENAMOU, KARIN

                                                       ADDRESS     :          7760 BLOOMFIELD TERRACE
   MORTGAGE AMT:               395,000.00              CITY              :    DUBLIN    CA       94568
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            394,706.750              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,761.9067.52137       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228281                     MORTGAGORS:           JAKOWATZ, JAMES

                                                               JAKOWATZ, MARGARET

                                                       ADDRESS     :          21 MAHOGANY DRIVE
   MORTGAGE AMT:               455,000.00              CITY              :    IRVINE    CA       92620
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            454,678.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,259.6863.63636       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228331                     MORTGAGORS:           COMAN, STEVEN

                                                               GRAY COMAN, LAUREL

                                                       ADDRESS     :          12 SAN PATRICIO
   MORTGAGE AMT:               263,900.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            263,699.200              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,822.6979.99394       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228349                     MORTGAGORS:           RODRIGUERA, LAILA

                                                       ADDRESS     :          24572 VIA DEL RIO
   MORTGAGE AMT:               256,000.00              CITY              :    LAKE FOREST        CA       92630
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            255,810.010              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,789.9980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228356                     MORTGAGORS:           WHITE, DELMAR

                                                       ADDRESS     :          1663 FAIR WAY ROAD
   MORTGAGE AMT:               328,500.00              CITY              :    CARSON CITY        NV       89701
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            328,279.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,410.4290.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228430                     MORTGAGORS:           PEABODY, RONALD

                                                               WILLIAMSON, RENEE

                                                       ADDRESS     :          30422 RAINBOW CREST DRIVE
   MORTGAGE AMT:               324,000.00              CITY              :    AGOURA HILL        CA       91301
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            323,771.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,321.1880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228455                     MORTGAGORS:           YAROSKO, STEPHEN

                                                               YAROSKO, JANICE

                                                       ADDRESS     :          1706 SUNNY KNOLL
   MORTGAGE AMT:               248,000.00              CITY              :    FULLERTON CA       92835
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            247,801.680              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,670.8271.26437       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228471                     MORTGAGORS:           BRUNCK, TERENCE

                                                               OROSCO, LAURETTA

                                                       ADDRESS     :          5A CALLE SAN MARTIN
   MORTGAGE AMT:               240,000.00              CITY              :    SANTA FE  NM       87501
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            239,808.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,616.9243.24324       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228539                     MORTGAGORS:           NOORI, SHARIF

                                                               NOORI, MARIANNE

                                                       ADDRESS     :          10 CRYSTALGLEN
   MORTGAGE AMT:               280,000.00              CITY              :    ALISO VIEJO        CA       92656
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            279,786.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,933.8971.97943       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228547                     MORTGAGORS:           PINA, HENRY
                                                               MARTINEZ, MARTHA
                                                               MARTINEZ, ARMANDO        PINA, ANGELA

                                                       ADDRESS     :          389 VALE DRIVE
   MORTGAGE AMT:               293,000.00              CITY              :    SAN JOSE  CA       95123
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            292,798.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,124.4593.01587       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228562                     MORTGAGORS:           THOMPSON, RICHARD

                                                               BILODEAU, RANDAL

                                                       ADDRESS     :          8300 GONZAGA AVENUE
   MORTGAGE AMT:               285,000.00              CITY              :    LOS ANGELES        CA       90045
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            284,635.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,141.1176.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228596                     MORTGAGORS:           OSEGUERA, MARTIN

                                                               RODRIGUEZ, HERIBERTO     ACEVEDO, ANTONIO

                                                       ADDRESS     :          33149 GREAT SALT LAKE DR
   MORTGAGE AMT:               267,900.00              CITY              :    FREMONT   CA       94555
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            267,729.170              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,012.6495.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228661                     MORTGAGORS:           SCHILDMEYER, JEFFREY

                                                       ADDRESS     :          2115 DELAND COURT
   MORTGAGE AMT:               303,200.00              CITY              :    ALPINE    CA       91901
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            302,974.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,120.0280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228729                     MORTGAGORS:           HERNANDEZ, JUAN

                                                               HERNANDEZ, ANNE

                                                       ADDRESS     :          4051 BYCROFT CIRCLE
   MORTGAGE AMT:               261,600.00              CITY              :    YORBA LINDA        CA       92886
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            261,395.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,784.5880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228851                     MORTGAGORS:           FIORELLA, CORRADO

                                                       ADDRESS     :          1319 NORTON AVENUE
   MORTGAGE AMT:               300,000.00              CITY              :    GLENDALE  CA       91202
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            299,542.040              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.0354.54545       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080228901                     MORTGAGORS:           YANKOVICH, JOSEPH

                                                               YANKOVICH, ROSEMARY

                                                       ADDRESS     :          4351 MIRALESTE DRIVE
   MORTGAGE AMT:               278,000.00              CITY              :    RANCHO PALO        CA       90275
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            276,774.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,920.0869.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229081                     MORTGAGORS:           FOREMAN, STANLEY

                                                       ADDRESS     :          1034 FULLER DRIVE
   MORTGAGE AMT:               262,500.00              CITY              :    CLAREMONT CA       91711
   LIFETIME RATE :               6.75000
   UNPAID BALANCE:            262,273.990              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,702.5770.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229172                     MORTGAGORS:           NGUYEN, HUYEN

                                                       ADDRESS     :          1835 LIBRETTO COURT
   MORTGAGE AMT:               285,700.00              CITY              :    SAN JOSE  CA       95131
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            284,864.950              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,022.1764.20225       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229222                     MORTGAGORS:           THOMAS, ERIC

                                                       ADDRESS     :          4481 BUCKTHORN COURT
   MORTGAGE AMT:               285,000.00              CITY              :    CONCORD   CA       94521
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            284,531.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,896.1195.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229727                     MORTGAGORS:           WILLIAMS, WILLIAM RAY

                                                               WILLIAMS, PEGGY

                                                       ADDRESS     :          2758 TRANQUILITY LANE
   MORTGAGE AMT:               371,500.00              CITY              :    SANTA ROSACA       95409
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            369,565.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,440.4952.69504       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229735                     MORTGAGORS:           EHRESMAN, MICHAEL

                                                               GAIL, GERALDINE

                                                       ADDRESS     :          3381 JULIE LANE
   MORTGAGE AMT:               296,000.00              CITY              :    SANTA CRUZCA       95062
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            295,796.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,146.2180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229834                     MORTGAGORS:           FORD, PHILIP

                                                               PRING FORD, MADELINE

                                                       ADDRESS     :          1820 AVENIDA MIMOSA
   MORTGAGE AMT:               290,000.00              CITY              :    ENCINITAS CA       92024
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            289,779.330              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,002.9680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229875                     MORTGAGORS:           ROHNER, ROBERT

                                                               ROHNER, RHONDA

                                                       ADDRESS     :          27674 KLAUS COURT
   MORTGAGE AMT:               295,900.00              CITY              :    HAYWARD   CA       94542
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            295,680.400              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,068.9879.99459       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229891                     MORTGAGORS:           DAVIES, HERBERT

                                                               DAVIES, MAILA

                                                       ADDRESS     :          208 VIA GRAZIANA
   MORTGAGE AMT:               400,000.00              CITY              :    NEWPORT BEA        CA       92663
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            399,710.490              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,831.1857.97101       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080229966                     MORTGAGORS:           WILLIAMSON, RICHARD

                                                               WILLIAMSON, LINDA

                                                       ADDRESS     :          2710 EAST SNOWFIELD STREE
   MORTGAGE AMT:               278,400.00              CITY              :    BREA  CA  92821
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            278,106.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,018.6080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230287                     MORTGAGORS:           LEIZEROWITZ, MIRIAM

                                                               LEIZEROWITZ, ITZCHAK

                                                       ADDRESS     :          102 HUGUENOT AVE
   MORTGAGE AMT:               375,000.00              CITY              :    ENGLEWOOD NJ       07631
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            375,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,850.2760.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230378                     MORTGAGORS:           MACBETH, GARY

                                                               MACBETH, ALISON

                                                       ADDRESS     :          4190 COURT DR
   MORTGAGE AMT:               397,000.00              CITY              :    SANTA CRUZCA       95062
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            396,690.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,708.2448.12121       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230386                     MORTGAGORS:           DOYLE, RICHARD

                                                               DOYLE, NANCY

                                                       ADDRESS     :          516 24TH PLACE
   MORTGAGE AMT:               264,900.00              CITY              :    HERMOSA BEA        CA       90254
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            264,703.410              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,852.2259.66216       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230477                     MORTGAGORS:           BOLSEGA, VICKI

                                                       ADDRESS     :          524 ROSWELL AVENUE
   MORTGAGE AMT:               270,750.00              CITY              :    LONG BEACHCA       90814
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            270,750.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,963.1395.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230626                     MORTGAGORS:           STUEBING, BRUCE

                                                               STUEBING, JENNIFER

                                                       ADDRESS     :          13097 TORREY PINES DRIVE
   MORTGAGE AMT:               249,900.00              CITY              :    AUBURN    CA       95602
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            249,900.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,790.3270.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230840                     MORTGAGORS:           FERNICOLA, LAURA

                                                               WEST, WILLIAM

                                                       ADDRESS     :          552 CORNELL AVENUE
   MORTGAGE AMT:                76,900.00              CITY              :    DOVER TOWNS        NJ       08753
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:             76,842.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            537.7065.78272         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230881                     MORTGAGORS:           SIROKA, ELIOT

                                                               DE GHETTO, LAURA

                                                       ADDRESS     :          35 BOYDEN RD
   MORTGAGE AMT:               424,800.00              CITY              :    WRENTHAM  MA       02093
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            424,183.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,006.7190.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230923                     MORTGAGORS:           ALVANI, SEYED

                                                               TIVAY, PARICHEHR

                                                       ADDRESS     :          8717 8719 RANGELY AVENUE
   MORTGAGE AMT:               308,000.00              CITY              :    WEST HOLLYW        CA       90048
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            307,777.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,180.0180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080230956                     MORTGAGORS:           BULLOCK, EDWARD

                                                               BULLOCK, YVONNE

                                                       ADDRESS     :          3219 CHERRY VALLEY
   MORTGAGE AMT:               300,000.00              CITY              :    FAIRFIELD CA       94533
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            299,782.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.3880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231004                     MORTGAGORS:           AGARPO, RAYMOND

                                                               AGARPO, KERRY

                                                       ADDRESS     :          814 DEDERICK COURT
   MORTGAGE AMT:               379,700.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            379,425.180              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,687.5079.99612       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231020                     MORTGAGORS:           HULL, TODD

                                                               HULL, SANDRA

                                                       ADDRESS     :          24 VIA HACIENDA
   MORTGAGE AMT:               310,700.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            310,451.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,093.2594.99263       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231038                     MORTGAGORS:           KAJS, JOHN

                                                               ARECHIGA KAJS, AUDREY

                                                       ADDRESS     :          15413 MONTOYA COVE
   MORTGAGE AMT:               111,050.00              CITY              :    AUSTIN    TX       78717
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            110,965.490              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            767.0079.99568         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231046                     MORTGAGORS:           WOLDEMAR, CHRISTOPHE

                                                               MC GINTY, ERIN   MADDOX, ANN

                                                       ADDRESS     :          4680 SMITH GRADE
   MORTGAGE AMT:               543,750.00              CITY              :    SANTA CRUZCA       95060
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            543,356.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,848.6375.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231053                     MORTGAGORS:           FOSS, TOM

                                                               FOSS, STANCIE

                                                       ADDRESS     :          1644 ALISO AVENUE
   MORTGAGE AMT:               320,000.00              CITY              :    COSTA MESACA       92627
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            320,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,210.1662.13592       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231079                     MORTGAGORS:           SIMON, CANTRELL

                                                               JONES, TRACI

                                                       ADDRESS     :          2111 NORTH FREEMAN STREET
   MORTGAGE AMT:               276,000.00              CITY              :    SANTA ANA CA       92706
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            276,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,882.8180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231087                     MORTGAGORS:           MITS, MARK

                                                               TANAKA MITS, KATHERINE

                                                       ADDRESS     :          1145 CORRALES LANE
   MORTGAGE AMT:               247,600.00              CITY              :    CHULA VISTA        CA       91910
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            247,425.240              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,773.8479.35897       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231111                     MORTGAGORS:           KEUNG LAM, SIMON

                                                               YEE LAM, THERESA

                                                       ADDRESS     :          7306 ALEXIS MANOR PLACE
   MORTGAGE AMT:               420,000.00              CITY              :    SAN JOSE  CA       95120
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            419,672.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,865.1462.22222       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231145                     MORTGAGORS:           SULLIVAN, SCOTT

                                                               SULLIVAN, CAROL

                                                       ADDRESS     :          117 LOIRE COURT
   MORTGAGE AMT:               325,250.00              CITY              :    MARTINEZ  CA       94553
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            324,989.900              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,191.2794.99318       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231186                     MORTGAGORS:           KOENIG, JAMES

                                                               KOENIG, BECKY

                                                       ADDRESS     :          5533 SHEFFIELD AVE
   MORTGAGE AMT:               248,000.00              CITY              :    RIVERSIDE CA       92506
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            247,801.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,670.8380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231202                     MORTGAGORS:           BIDDICK, JOHN

                                                               BIDDICK, DEBORA

                                                       ADDRESS     :          1046 WEST CRESCENT AVENUE
   MORTGAGE AMT:               160,000.00              CITY              :    REDLANDS  CA       92373
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            159,881.250              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,118.7580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231244                     MORTGAGORS:           MORISAKO, COLIN

                                                               MORISAKO, LINDA

                                                       ADDRESS     :          1931 WEST 236TH STREET
   MORTGAGE AMT:               411,200.00              CITY              :    TORRANCE  CA       90501
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            410,753.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,701.3080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231400                     MORTGAGORS:           LONG, HOWARD

                                                               LONG, MARY

                                                       ADDRESS     :          213 SILVERMINE AVENUE
   MORTGAGE AMT:               233,000.00              CITY              :    NORWALK   CT       06850
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            232,839.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,689.4175.16129       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231442                     MORTGAGORS:           SANFORD, HARRIS

                                                       ADDRESS     :          6340 SNOWBERRY COURT
   MORTGAGE AMT:               259,920.00              CITY              :    GILROY    CA       95020
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            259,749.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,929.9080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231566                     MORTGAGORS:           CLOONAN, JACK

                                                               CLOONAN, MARY

                                                       ADDRESS     :          22391 WOODGROVE ROAD
   MORTGAGE AMT:               204,000.00              CITY              :    LAKE FOREST        CA       92630
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            203,794.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,461.4880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231582                     MORTGAGORS:           LADD, LORI

                                                               LADD, BRETT

                                                       ADDRESS     :          1365 BROMMER STREET
   MORTGAGE AMT:               260,000.00              CITY              :    SANTA CRUZCA       95062
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            259,811.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,840.2780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231921                     MORTGAGORS:           PALMER, CHRISTOPHE

                                                               KARG, DIANA

                                                       ADDRESS     :          14 LAS CRUCES
   MORTGAGE AMT:               288,000.00              CITY              :    IRVINE    CA       92614
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            288,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,088.2080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080231954                     MORTGAGORS:           MATEO, CRISPIN

                                                               MATEO, EUNICE

                                                       ADDRESS     :          301 CASTILE WAY
   MORTGAGE AMT:               435,000.00              CITY              :    SOUTH SAN F        CA       94080
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            435,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,116.4075.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232135                     MORTGAGORS:           CAPURSO, KATHLEEN

                                                       ADDRESS     :          470 S MONROE STREET
   MORTGAGE AMT:               350,000.00              CITY              :    SAN JOSE  CA       95128
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            350,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,537.7480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232150                     MORTGAGORS:           ASHFORD, ROY

                                                               ASHFORD, MARY

                                                       ADDRESS     :          4330 OAKWOOD AVENUE
   MORTGAGE AMT:               860,000.00              CITY              :    LA CANADA F        CA       91011
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            859,329.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            5,866.7268.25397       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  103        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232226                     MORTGAGORS:           STEwART, MICHAEL

                                                       ADDRESS     :          350 SHEFFIELD COURT
   MORTGAGE AMT:               458,400.00              CITY              :    CAMPBELL  CA       95125
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            458,400.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,524.7080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232523                     MORTGAGORS:           PANDITA, RAVINDER

                                                       ADDRESS     :          797 FRATIS STREET
   MORTGAGE AMT:               189,825.00              CITY              :    FOLSOM    CA       95630
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            189,676.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,294.9589.90097       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232531                     MORTGAGORS:           MAGRI, JAMES

                                                               MAGRI, CELESTE

                                                       ADDRESS     :          802 DEDERICK COURT
   MORTGAGE AMT:               350,000.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            349,720.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,358.0276.49805       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232549                     MORTGAGORS:           HENNESAY, ARTHUR

                                                               KOIKE HENNES, COLLEEN

                                                       ADDRESS     :          31 PLUSHSTONE
   MORTGAGE AMT:               189,100.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            188,956.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,306.0779.99391       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232580                     MORTGAGORS:           KELLEY, PHILIP

                                                               KELLEY, CLAUDIA

                                                       ADDRESS     :          531 PROVO COURT
   MORTGAGE AMT:               294,700.00              CITY              :    RENO  NV  89511
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            294,481.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,060.5989.98995       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232705                     MORTGAGORS:           PATTMAN, JAMES

                                                               PATTMAN, PATSY

                                                       ADDRESS     :          335 CROSSHILL DRIVE
   MORTGAGE AMT:               282,500.00              CITY              :    ROSWELL   GA       30075
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            282,305.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,048.3286.92308       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232796                     MORTGAGORS:           REES, JON

                                                               REES, KELLEY

                                                       ADDRESS     :          732 MILL STREAM ROAD
   MORTGAGE AMT:               258,000.00              CITY              :    PONTE VEDRA        FL       32082
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            257,813.270              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,826.1192.50296       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080232812                     MORTGAGORS:           ECHOLS, CURTIS

                                                               ECHOLS, SUE

                                                       ADDRESS     :          2015 HILLCREST COURT
   MORTGAGE AMT:               297,600.00              CITY              :    MCKINNEY  TX       75070
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            297,134.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,030.1679.14894       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233166                     MORTGAGORS:           LAVINE, CHARLES

                                                               LAVINE, JANICE

                                                       ADDRESS     :          1812 BAGLEY AVENUE
   MORTGAGE AMT:               391,000.00              CITY              :    LOS ANGELES        CA       90035
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            391,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,733.9378.35671       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233208                     MORTGAGORS:           YOUSEFI, ARPIK

                                                               YOUSEFI, OFELIYA

                                                       ADDRESS     :          2300 Canada Blvd.
   MORTGAGE AMT:               334,000.00              CITY              :    GLENDALE  CA       91208
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            334,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,568.1787.89474       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233380                     MORTGAGORS:           GEORGIOU, KYRIACOS

                                                               GEORGIOU, BONNIE

                                                       ADDRESS     :          8200 02 MILLMAN STREET
   MORTGAGE AMT:               300,000.00              CITY              :    PHILADELPHI        PA       19118
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            299,788.260              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,149.2446.51163       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233463                     MORTGAGORS:           MERRY, THOMAS

                                                               MERRY, MARY

                                                       ADDRESS     :          1371 BUCKWHEAT COURT
   MORTGAGE AMT:               287,200.00              CITY              :    GARDNERVILL        NV       89410
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            287,007.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,107.3780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233489                     MORTGAGORS:           SCHWAB, SCOTT

                                                               SCHWAB, PRISCILLA

                                                       ADDRESS     :          1705 LOMAX LANE
   MORTGAGE AMT:               278,400.00              CITY              :    REDONDO BEA        CA       90278
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            278,188.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,922.8480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233497                     MORTGAGORS:           RUDISILL, DOUGLAS

                                                               RUDISILL, NANCY

                                                       ADDRESS     :          4210 ROLLING OAKS DRIVE
   MORTGAGE AMT:               365,600.00              CITY              :    GRANITE BAY        CA       95746
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            365,314.790              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,494.0480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233513                     MORTGAGORS:           BATSHON, NAJIB

                                                               BATSHON, DEEB    BATSNON, FIFI

                                                       ADDRESS     :          38 40 HERMOSA AVENUE
   MORTGAGE AMT:               450,000.00              CITY              :    MILLBRAE  CA       94030
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            449,640.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,031.7375.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233521                     MORTGAGORS:           HARRIGAN, ROBERT

                                                               HARRIGAN, FLORIZELLA

                                                       ADDRESS     :          773 BEATTY COURT
   MORTGAGE AMT:               450,000.00              CITY              :    EL DORADO H        CA       95762
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            449,705.640              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,341.2469.01840       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233547                     MORTGAGORS:           CASTANEDA, GUILLERMO

                                                               CASTANEDA, AMALIA

                                                       ADDRESS     :          34 DOLORES STREET
   MORTGAGE AMT:               300,000.00              CITY              :    SAN RAFAELCA       94901
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            299,754.090              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,995.9175.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233570                     MORTGAGORS:           KEELY, ROBERT

                                                       ADDRESS     :          2385 ROSCOMARE ROAD
   MORTGAGE AMT:               262,000.00              CITY              :    LOS ANGELES        CA       90077
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            261,819.700              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,899.6880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233687                     MORTGAGORS:           TOOTLA, HOOSAIN

                                                               TOOTLA, MEHRUNNISA

                                                       ADDRESS     :          3624 WESTWOOD BOULEVARD
   MORTGAGE AMT:                95,920.00              CITY              :    LOS ANGELES        CA       90034
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:             95,858.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            720.6280.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080233703                     MORTGAGORS:           BARTELL, ROBERT

                                                               BARTELL, ALINA

                                                       ADDRESS     :          1212 FEDERAL AVENUE EAST
   MORTGAGE AMT:               300,000.00              CITY              :    SEATTLE   WA       98102
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            299,808.700              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,253.8044.44444       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080234081                     MORTGAGORS:           GRAJEWSKI, ROBERT

                                                               GRAJEWSKI, BONNIE

                                                       ADDRESS     :          185 CINNAMON RIDGE ROAD
   MORTGAGE AMT:               248,800.00              CITY              :    BREA  CA  92821
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            248,615.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,739.6579.48882       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080234339                     MORTGAGORS:           RYAN, DANIEL

                                                               RYAN, MELITA

                                                       ADDRESS     :          1280 WABASH STREET
   MORTGAGE AMT:               465,600.00              CITY              :    PASADENA  CA       91103
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            465,600.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,176.2180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080234834                     MORTGAGORS:           HUERTA, HENRY

                                                               HUERTA, MARTHA

                                                       ADDRESS     :          12416 CARNITHIA DRIVE
   MORTGAGE AMT:               276,000.00              CITY              :    WHITTIER  CA       90601
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            275,795.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,929.8477.20280       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235492                     MORTGAGORS:           JENNINGS, GARY

                                                               POYNTER, JOHN

                                                       ADDRESS     :          683 CAROLINA STREET
   MORTGAGE AMT:               329,000.00              CITY              :    SAN FRANCIS        CA       94107
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            328,767.790              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,357.0068.68476       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235518                     MORTGAGORS:           DIECKILMAN, KEVIN

                                                               DIECKILMAN, ANNA

                                                       ADDRESS     :          1273 TRABUCO OAK DRIVE
   MORTGAGE AMT:               309,018.00              CITY              :    SIMI VALLEY        CA       93065
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            308,794.340              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,187.2189.99983       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235617                     MORTGAGORS:           LA BRANCHE, WILLIAM

                                                               LA BRANCHE, CAROL

                                                       ADDRESS     :          374 HYACINTH WAY
   MORTGAGE AMT:               304,000.00              CITY              :    SAN RAFAELCA       94903
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            303,756.900              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,048.1080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235666                     MORTGAGORS:           COLEMAN, PAUL

                                                               TONAI, DANA

                                                       ADDRESS     :          13485 HERRICK AVENUE
   MORTGAGE AMT:               260,000.00              CITY              :    SYLMAR    CA       91342
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            259,811.820              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,840.2680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235724                     MORTGAGORS:           TAI LAI, THOMAS

                                                               LAI, CAROLYN

                                                       ADDRESS     :          15 MORNING STAR COURT
   MORTGAGE AMT:               500,000.00              CITY              :    NOVATO    CA       94945
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            499,600.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,368.5969.93007       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235872                     MORTGAGORS:           MC CORMAC, DOUGLAS

                                                               MC CORMAC, CHERYL

                                                       ADDRESS     :          220 AVENUE F
   MORTGAGE AMT:               390,000.00              CITY              :    REDONDO BEA        CA       90277
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            389,695.760              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,660.4962.90323       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235898                     MORTGAGORS:           GENOVESE, JOHN

                                                               GENOVESE, PATRICIA

                                                       ADDRESS     :          134 HUNTERS LANE
   MORTGAGE AMT:               350,000.00              CITY              :    DEVON PA  19333
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            350,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,568.1872.91667       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235914                     MORTGAGORS:           MAN, SIUKEUNG

                                                               KING CHAN, CHRISTIN

                                                       ADDRESS     :          3338 COUNTRYSIDE DRIVE
   MORTGAGE AMT:               488,000.00              CITY              :    SAN MATEO CA       94403
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            487,637.830              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,412.1780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080235989                     MORTGAGORS:           JORDAN, PATRICIA

                                                       ADDRESS     :          7 WINDSOR AVENUE
   MORTGAGE AMT:               288,000.00              CITY              :    SAN RAFAELCA       94901
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            287,816.350              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,163.6576.80000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080236326                     MORTGAGORS:           MARKLE, MADELYNE

                                                       ADDRESS     :          1801 WELFORD LANE
   MORTGAGE AMT:               258,750.00              CITY              :    HAYWARD   CA       94544
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            258,557.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,809.2275.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080237688                     MORTGAGORS:           BARTELL, ROBERT

                                                               BARTELL, ALINA

                                                       ADDRESS     :          330 24TH AVENUE EAST
   MORTGAGE AMT:               304,000.00              CITY              :    SEATTLE   WA       98112
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            303,806.150              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,283.8580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080237704                     MORTGAGORS:           THOMAS, MARK

                                                               THOMAS, LYNDA

                                                       ADDRESS     :          5 WESTPORT
   MORTGAGE AMT:               301,300.00              CITY              :    IRVINE    CA       92620
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            301,107.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,263.5777.25641       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080237753                     MORTGAGORS:           MAIMONE, FRANK

                                                               MAIMONE, LORI

                                                       ADDRESS     :          29432 CLIPPER WAY
   MORTGAGE AMT:               280,000.00              CITY              :    LAGUNA NIGU        CA       92677
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            279,792.200              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,957.8058.94737       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080237787                     MORTGAGORS:           CLARK, DAVID

                                                               CLARK, BOBBE

                                                       ADDRESS     :          4704 SILVERADO TRAIL
   MORTGAGE AMT:               540,000.00              CITY              :    CALISTOGA CA       94515
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            539,589.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,729.6541.53846       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080237795                     MORTGAGORS:           STENBERG, ANGELA

                                                               BURK, AARON

                                                       ADDRESS     :          6272 BOTHELL CIRCLE
   MORTGAGE AMT:               264,000.00              CITY              :    SAN JOSE  CA       95123
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            263,818.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,914.1980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080237829                     MORTGAGORS:           BLODGETT, CATHY

                                                       ADDRESS     :          243 WEST 5TH STREET
   MORTGAGE AMT:                57,000.00              CITY              :    SAN DIMAS CA       91773
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:             56,959.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            408.3620.95588         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080238256                     MORTGAGORS:           GARCIA, JAMES

                                                               GARCIA, CAROLYN

                                                       ADDRESS     :          2055 TULARE DRIVE
   MORTGAGE AMT:               292,000.00              CITY              :    PALM SPRING        CA       92264
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            292,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,142.5980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080238264                     MORTGAGORS:           FRIGARD, TODD

                                                               FRIGARD, LYNDA

                                                       ADDRESS     :          4721 TOBI DRIVE
   MORTGAGE AMT:               316,000.00              CITY              :    CONCORD   CA       94521
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            315,787.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,318.7080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080238306                     MORTGAGORS:           GUARNA, STELLA

                                                       ADDRESS     :          2 VISTA DRIVE
   MORTGAGE AMT:               280,000.00              CITY              :    Morganville        NJ       07751
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            279,802.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,005.9574.67000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080238983                     MORTGAGORS:           BARNETT, DONALD

                                                               DALHN, DIANE

                                                       ADDRESS     :          853 HARTFORD AVNUE
   MORTGAGE AMT:               372,000.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            372,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,697.2680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242449                     MORTGAGORS:           HILDEBRAND, GAYLE

                                                               YOUNG, JEFFREY

                                                       ADDRESS     :          120 COLLEGE TERRACE COURT
   MORTGAGE AMT:               360,000.00              CITY              :    LOS GATOS CA       95030
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            360,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,579.0980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242464                     MORTGAGORS:           MCCORMICK, RICHARD

                                                               MCCORMICK, JOAN

                                                       ADDRESS     :          131 GREENBRIER COURT
   MORTGAGE AMT:               256,000.00              CITY              :    APTOS CA  95003
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            256,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,878.4460.95238       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242548                     MORTGAGORS:           KUDER, HAL

                                                       ADDRESS     :          4 VIA CORBINA
   MORTGAGE AMT:               245,150.00              CITY              :    RANCHO SANT        CA       92688
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            244,963.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,693.2079.99099       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242605                     MORTGAGORS:           STICE, JONATHAN

                                                               STICE, TRACY

                                                       ADDRESS     :          17811 ROMELLE AVENUE
   MORTGAGE AMT:               310,500.00              CITY              :    SANTA ANA A        CA       92705
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            310,286.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,251.3490.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242613                     MORTGAGORS:           WU, GLADYS

                                                       ADDRESS     :          2997 RUBINO CIRCLE
   MORTGAGE AMT:               317,100.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            316,852.620              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,163.1979.98386       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242712                     MORTGAGORS:           HOANG, PAUL

                                                               HOANG, KIM

                                                       ADDRESS     :          802 GREEN LANE
   MORTGAGE AMT:               340,000.00              CITY              :    REDONDO BEA        CA       90278
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            340,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,406.5080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242753                     MORTGAGORS:           HERRON, CRAIG

                                                               FORSTING, DIANA

                                                       ADDRESS     :          172 LEUCADIA ROAD
   MORTGAGE AMT:               362,392.00              CITY              :    LA HABRA HE        CA       90631
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            362,392.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,472.1580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080242779                     MORTGAGORS:           CENTRELLA, ANTHONY

                                                       ADDRESS     :          LOT 5A THORNTON CIRCLE
   MORTGAGE AMT:               275,000.00              CITY              :    MIDDLETON MA       01949
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            275,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,946.4472.36842       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080243009                     MORTGAGORS:           BROWN, GARY

                                                               HONSBERGER, PAMELA

                                                       ADDRESS     :          2837 SAWGRASS DRIVE
   MORTGAGE AMT:               373,550.00              CITY              :    SANTA ANA CA       92706
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            373,292.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,708.5089.99578       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245293                     MORTGAGORS:           RUNYON, TIMOTHY

                                                       ADDRESS     :          3009 RUBINO CIRCLE
   MORTGAGE AMT:               310,400.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            310,163.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,143.8679.98371       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245327                     MORTGAGORS:           GRIDNEV, ALEXANDER

                                                               GRIDNEV, NADEJDA

                                                       ADDRESS     :          3011 RUBINO CIRCLE
   MORTGAGE AMT:               292,650.00              CITY              :    SAN JOSE  CA       95125
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            292,448.600              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,121.9279.98961       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245616                     MORTGAGORS:           CHIARELLI, JACK

                                                               CHIARELLI, JENNIFER

                                                       ADDRESS     :          108 ST PIERRE WAY
   MORTGAGE AMT:               286,757.00              CITY              :    MARTINEZ  CA       94553
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            278,888.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,883.7992.20008       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245756                     MORTGAGORS:           PONCE, F

                                                               PONCE, MARIE

                                                       ADDRESS     :          2 CRESTWOOD COURT
   MORTGAGE AMT:               400,000.00              CITY              :    HOLMDEL   NJ       07733
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            400,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,762.7080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245764                     MORTGAGORS:           LEE, KON

                                                               LEE, VICTORIA

                                                       ADDRESS     :          10293 MINER PLACE
   MORTGAGE AMT:               310,000.00              CITY              :    CUPERTINO CA       95014
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            310,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,220.8844.28571       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245806                     MORTGAGORS:           SIDOPOULOS, KONSTANTINOS

                                                       ADDRESS     :          37 POWDER HILL ROAD
   MORTGAGE AMT:               307,500.00              CITY              :    Bolton    MA       01740
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            307,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.8375.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245814                     MORTGAGORS:           FRASURE, ELMER

                                                               FRASURE, JULIA

                                                       ADDRESS     :          8221 STACEY ROAD
   MORTGAGE AMT:               255,000.00              CITY              :    AlexandriaVA       22308
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            254,805.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,761.2275.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245822                     MORTGAGORS:           CRISOSTOMO, MARK

                                                               CRISOSTOMO, CARESSE

                                                       ADDRESS     :          11872 SWEETBRIAR LANE
   MORTGAGE AMT:               254,700.00              CITY              :    San Diego CA       92131
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            254,524.710              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,846.7590.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245848                     MORTGAGORS:           KOLESNIKOFF, NICHOLAI

                                                       ADDRESS     :          10813 FIELDWOOD DRIVE
   MORTGAGE AMT:               288,750.00              CITY              :    Fairfax   VA       22030
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            288,530.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,994.3275.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245871                     MORTGAGORS:           KUNZIK, JODENE

                                                               KUNZIK, GREG     BRENNAN, SAMUEL

                                                       ADDRESS     :          18839 WEST WOODDALE TRAIL
   MORTGAGE AMT:               277,400.00              CITY              :    Lake VillaIL       60046
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            277,213.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,035.4693.53000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245889                     MORTGAGORS:           REYNOLDS, TODD

                                                               REYNOLDS, LISA

                                                       ADDRESS     :          440 EL CERRITO AVE.
   MORTGAGE AMT:               304,500.00              CITY              :    Piedmont  CA       94611
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            304,268.300              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,103.1154.86000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245913                     MORTGAGORS:           BROOKS, THOMAS

                                                               BROOKS, GAYLE

                                                       ADDRESS     :          2309 ROCKEFELLER LANE #A
   MORTGAGE AMT:               284,900.00              CITY              :    Redondo Beach      CA       90278
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            284,683.210              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,967.7374.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245939                     MORTGAGORS:           HENRY, CHRISTOPHER

                                                               HENRY, DELONNIE

                                                       ADDRESS     :          6842 SAINT ALBANS ROAD
   MORTGAGE AMT:               276,500.00              CITY              :    Mc Lean   VA       22101
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            274,356.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,101.6070.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/28

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245947                     MORTGAGORS:           GLODE, ROSANNA

                                                               GLODE, ERNEST

                                                       ADDRESS     :          13907 DANIELLE COURT
   MORTGAGE AMT:               260,000.00              CITY              :    SEMINOLE  FL       33776
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            259,821.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,885.1872.22000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245962                     MORTGAGORS:           LOVEJOY, J.

                                                               LOVEJOY, KATHLEEN

                                                       ADDRESS     :          4603 NE 38TH ST.
   MORTGAGE AMT:               315,000.00              CITY              :    Seattle   WA       98105
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            314,760.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,175.6351.64000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080245970                     MORTGAGORS:           GERHART, WILLIAM

                                                               GERHART, DAVELYN

                                                       ADDRESS     :          330 ALPINE HEIGHTS ROAD
   MORTGAGE AMT:               315,600.00              CITY              :    Alpine    CA       91901
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            315,359.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,179.7780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246143                     MORTGAGORS:           OWEN, JAMES

                                                               OWEN, JEANNE

                                                       ADDRESS     :          2006 BIRTHDAY COURT
   MORTGAGE AMT:               388,850.00              CITY              :    BROOKEVILLE        MD       20833
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            388,546.660              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,652.6479.99942       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246226                     MORTGAGORS:           MEEHAN, JOHN

                                                               MEEHAN, AUDREY

                                                       ADDRESS     :          11304 WINDSOR WALK COURT
   MORTGAGE AMT:               325,650.00              CITY              :    LAUREL    MD       20723
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            325,389.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,193.9679.62297       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246291                     MORTGAGORS:           RAMANATHAN, MOHAN

                                                               RAMANATHAN, JULIA

                                                       ADDRESS     :          47452 MIDDLE BLUFF PLACE
   MORTGAGE AMT:               283,500.00              CITY              :    STERLING  VA       20165
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            283,273.290              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,909.9979.99661       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246564                     MORTGAGORS:           DANIELS, JOHN

                                                               DANIELS, PEGGY

                                                       ADDRESS     :          107 KENNERLY WAY
   MORTGAGE AMT:               119,200.00              CITY              :    FOLSOM    CA       95630
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            119,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            864.2880.00000         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246598                     MORTGAGORS:           ARROYO, FELIPE

                                                               ARROYO, YOLANDA

                                                       ADDRESS     :          3510 RANCHO DIEGO CIRCLE
   MORTGAGE AMT:               314,000.00              CITY              :    EL CAJON  CA       92019
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            314,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,276.7289.97135       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246671                     MORTGAGORS:           COHEN, ROBERT

                                                               COHEN, NANCY

                                                       ADDRESS     :          14556 ADDISON STREET
   MORTGAGE AMT:               330,000.00              CITY              :    SHERMAN OAK        CA       91403
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            330,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,251.1873.33333       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246697                     MORTGAGORS:           HEIDE, HUGH

                                                               HEIDE, GABRIELA

                                                       ADDRESS     :          11344 WEMBLEY ROAD
   MORTGAGE AMT:               316,000.00              CITY              :    LOS ALAMITO        CA       90720
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            316,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,182.5380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246713                     MORTGAGORS:           ANDERSON, JOHN

                                                               ANDERSON, LEANN

                                                       ADDRESS     :          18802 DE VILLE DRIVE
   MORTGAGE AMT:               271,350.00              CITY              :    YORBA LINDA        CA       92886
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            271,350.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,874.1590.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246796                     MORTGAGORS:           ESKANDAR, NADER

                                                               ESKANDAR, AMAL

                                                       ADDRESS     :          10674 SUNSET RIDGE DRIVE
   MORTGAGE AMT:               259,000.00              CITY              :    SAN DIEGO CA       92131
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            259,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,900.4570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080246929                     MORTGAGORS:           SMITH, MARK

                                                               SMITH, TERRI

                                                       ADDRESS     :          20949 LOHENGRIN COURT
   MORTGAGE AMT:               368,400.00              CITY              :    ASHBURN   VA       20147
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            368,074.970              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,358.9189.99480       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247604                     MORTGAGORS:           PHAM, ANDY

                                                       ADDRESS     :          9522 BAY MEADOW DRIVE
   MORTGAGE AMT:               303,750.00              CITY              :    HUNTINGTONCA       92646
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            303,524.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.8675.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247620                     MORTGAGORS:           BALAMIENTO, YOLANDA

                                                               BALAMIENTO, MARIO

                                                       ADDRESS     :          184 DENNIS DRIVE
   MORTGAGE AMT:               262,500.00              CITY              :    DALY CITY CA       94015
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            262,295.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,790.7170.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247638                     MORTGAGORS:           ECHERD, GLYNN

                                                               ECHERD, MARGARET

                                                       ADDRESS     :          5063 FOREST VIEW DR
   MORTGAGE AMT:               338,400.00              CITY              :    SAN JOSE  CA       95129
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            337,307.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,279.8680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247760                     MORTGAGORS:           DONLEY, FRANK

                                                       ADDRESS     :          1034 ORO STREET
   MORTGAGE AMT:               350,000.00              CITY              :    LAGUNA BEAC        CA       92651
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            349,759.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,537.7573.69973       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247802                     MORTGAGORS:           LAZARUS, BRETT

                                                       ADDRESS     :          3598 MOUNTAIN VIEW AVE
   MORTGAGE AMT:               368,500.00              CITY              :    LOS ANGELES        CA       90066
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            367,368.020              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,545.1470.19048       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247828                     MORTGAGORS:           COOPER, BUBIN

                                                               COOPER, TOBY

                                                       ADDRESS     :          199-85 KENO AVENUE
   MORTGAGE AMT:               304,000.00              CITY              :    Jamaica   NY       11423
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            304,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,230.6480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247836                     MORTGAGORS:           SARABIA, ESTEBAN

                                                               SARABIA, ELIZABETH

                                                       ADDRESS     :          415 GRAND BOULEVARD
   MORTGAGE AMT:               268,800.00              CITY              :    HALF MOON B        CA       94019
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            267,994.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,879.4980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247893                     MORTGAGORS:           PLATT, DAVID

                                                               PLATT, LINDA

                                                       ADDRESS     :          44 NORTHRIDGE RD
   MORTGAGE AMT:               315,200.00              CITY              :    IPSWICH   MA       01938
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            315,009.050              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,423.6280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247919                     MORTGAGORS:           HUANG, GARY

                                                               GU, MIMI

                                                       ADDRESS     :          2606 BLAZE TRAIL ROAD
   MORTGAGE AMT:               496,000.00              CITY              :    DIAMOND BAR        CA       91765
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            495,622.580              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,425.7580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247935                     MORTGAGORS:           BECKER, RONALD

                                                       ADDRESS     :          518 INNWOOD ROAD
   MORTGAGE AMT:               280,000.00              CITY              :    SIMI VALLEY        CA       93065
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            279,139.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,933.8980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247943                     MORTGAGORS:           PITTMAN, DAVID

                                                               EVA, MARINELL

                                                       ADDRESS     :          5505 VOLKERTS RD
   MORTGAGE AMT:               291,650.00              CITY              :    SEBASTOPOLCA       95472
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            291,454.310              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,140.0295.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247968                     MORTGAGORS:           SHNEIDMAN, ROBERT

                                                               VAN VEEN, SUSAN

                                                       ADDRESS     :          11511 SOUTHWEST BREYMAN A
   MORTGAGE AMT:               353,200.00              CITY              :    PORTLAND  OR       97219
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            352,944.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,499.9338.81319       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080247976                     MORTGAGORS:           ROL, GEORGE

                                                               ROL, BELARMINA

                                                       ADDRESS     :          308 KULIOUOU ROAD
   MORTGAGE AMT:               313,000.00              CITY              :    HONOLULU  HI       96821
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            311,989.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,108.7479.64377       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248016                     MORTGAGORS:           MARACHUK, STEVEN

                                                       ADDRESS     :          1565 HAIKU ROAD
   MORTGAGE AMT:               340,000.00              CITY              :    HAIKU HI  96708
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            339,219.060              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,348.3079.06977       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248115                     MORTGAGORS:           RICHTER, DOUGLAS

                                                               RICHTER, JUDITH

                                                       ADDRESS     :          5 AUTUMN DRIVE
   MORTGAGE AMT:               325,000.00              CITY              :    MOORESTOWNNJ       08057
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            325,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,162.2378.42207       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248123                     MORTGAGORS:           HALVA, LANCE

                                                               HALVA, KRISTI

                                                       ADDRESS     :          1500 HALL AVENUE
   MORTGAGE AMT:               287,850.00              CITY              :    HOLLISTER CA       95023
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            287,646.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,062.1995.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248222                     MORTGAGORS:           BOSWELL, MICHAEL

                                                               MCGUIRE, KATHERINE

                                                       ADDRESS     :          3029 LA CRESTA ROAD
   MORTGAGE AMT:               310,000.00              CITY              :    EL CAJON  CA       92021
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            309,764.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,141.0980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248263                     MORTGAGORS:           FOSTER, DANNY

                                                               FOSTER, KIMBERLY

                                                       ADDRESS     :          2920 VICTORIA PLACE
   MORTGAGE AMT:               252,000.00              CITY              :    ALPINE    CA       91901
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            251,812.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,762.0280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248297                     MORTGAGORS:           FERNQUIST, KENNETH

                                                               FERNQUIST, LEAH

                                                       ADDRESS     :          2803 GERSHWIN COURT
   MORTGAGE AMT:               248,550.00              CITY              :    LANCASTER CA       93536
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            248,370.110              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,759.2294.98097       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248339                     MORTGAGORS:           KRAGER, SCOTT

                                                       ADDRESS     :          2196 RUSTICPARK COURT
   MORTGAGE AMT:               274,450.00              CITY              :    THOUSAND OAKS      CA       91362
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            274,241.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,895.5689.98361       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248404                     MORTGAGORS:           BROEKER, GLORIA

                                                               MILLER, MARY

                                                       ADDRESS     :          264 RIVERWOOD DRIVE
   MORTGAGE AMT:               248,000.00              CITY              :    NEW HOPE  PA       18938
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            247,815.950              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,734.0575.57174       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248420                     MORTGAGORS:           ELLIOTT, STEVEN

                                                               ELLIOTT, ANGELA

                                                       ADDRESS     :          3120 CRANWOOD COURT
   MORTGAGE AMT:               332,000.00              CITY              :    PLEASANTONCA       94588
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            331,398.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,098.4780.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248446                     MORTGAGORS:           RATZ, DAVID

                                                               RATZ, JUDY

                                                       ADDRESS     :          224 SCOTT DRIVE
   MORTGAGE AMT:               375,000.00              CITY              :    STATELINE NV       89449
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            374,320.140              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,370.2645.78755       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248453                     MORTGAGORS:           MANCINI, GERALD

                                                               MANCINI, NADINE

                                                       ADDRESS     :          18817 Quarrymen Terr.
   MORTGAGE AMT:               330,000.00              CITY              :    BROOKEVILLE        MD       20833
   LIFETIME RATE :               7.00000
   UNPAID BALANCE:            329,729.510              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,195.4975.56762       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080248461                     MORTGAGORS:           WILSON, GREGORY

                                                               NAKAMOTO WIL, YVONNE

                                                       ADDRESS     :          2491 AHA AINA PLACE
   MORTGAGE AMT:               497,150.00              CITY              :    HONOLULU  HI       96821
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            495,464.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,265.9274.75940       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080249444                     MORTGAGORS:           ORTIZ, ABRAHAM
                                                               GUTIERREZ, MARIA
                                                               ORTIZ, EILEEN    GUTIERREZ, EZEKIEL

                                                       ADDRESS     :          4428 4430 MARYLAND STREET
   MORTGAGE AMT:               246,000.00              CITY              :    SAN DIEGO CA       92116
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            246,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,741.1769.29577       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080249790                     MORTGAGORS:           SHOFRON, LAURA

                                                               SHOFRON, TERRY

                                                       ADDRESS     :          9 STONEBROOK
   MORTGAGE AMT:               271,200.00              CITY              :    ALISO VIEJO        CA       92656
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            271,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,966.3980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080249840                     MORTGAGORS:           BLACKFORD  J, WILLIAM

                                                       ADDRESS     :          19800 HENSHAW STREET
   MORTGAGE AMT:               300,000.00              CITY              :    WOODLAND HI        CA       91364
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            299,782.870              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,123.3875.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080249956                     MORTGAGORS:           KOZLOWSKI, CHARLES

                                                               KOZLOWSKI, PAMELA

                                                       ADDRESS     :          2001 GRESHAM LANE
   MORTGAGE AMT:               351,300.00              CITY              :    DAVIDSONVIL        MD       21035
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            351,032.690              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,426.3479.99891       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080249972                     MORTGAGORS:           SEQUEIRA, ALEJANDRO

                                                               SEQUEIRA, MAGDA

                                                       ADDRESS     :          8 RED TREE LANE
   MORTGAGE AMT:               360,000.00              CITY              :    REISTERSTOW        MD       21136
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            359,726.070              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,486.4362.57822       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080250145                     MORTGAGORS:           ALEXANDER, MARK

                                                               ALEXANDER, BONITA

                                                       ADDRESS     :          223 AUGUSTINE DRIVE
   MORTGAGE AMT:               295,950.00              CITY              :    MARTINEZ  CA       94553
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            295,950.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,145.8579.99730       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080250343                     MORTGAGORS:           KENT, JOHN

                                                               KENT, TRISA

                                                       ADDRESS     :          118 SAMOA COURT
   MORTGAGE AMT:               359,600.00              CITY              :    SAN RAMON CA       94583
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            359,600.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,545.2380.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251069                     MORTGAGORS:           REA, CHRISTOPHE

                                                       ADDRESS     :          519 NEVADA STREET
   MORTGAGE AMT:               268,800.00              CITY              :    SAUSALITO CA       94965
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            268,605.450              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,902.5570.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251259                     MORTGAGORS:           MAGUIRE, NICOLE

                                                       ADDRESS     :          3537 LAKESHORE AVENUE
   MORTGAGE AMT:               289,000.00              CITY              :    OAKLAND   CA       94610
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            289,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,947.0574.48454       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251275                     MORTGAGORS:           BEHAR, GIACOMO

                                                               POLAK BEHAR, LORRAINE

                                                       ADDRESS     :          2211 VIA FRESA
   MORTGAGE AMT:               317,500.00              CITY              :    LA JOLLA  CA       92037
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            317,264.370              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,220.0129.53488       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251291                     MORTGAGORS:           COLARUOTOLO, FRANK

                                                               COLARUOTOLO, DORIS

                                                       ADDRESS     :          28600 MOUNT VANCOUVER COU
   MORTGAGE AMT:               269,000.00              CITY              :    RANCHO PALO        CA       90275
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            268,790.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,835.0573.69863       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251861                     MORTGAGORS:           KESSLER, STEVEN

                                                       ADDRESS     :          2311 ROSCOMARE ROAD
   MORTGAGE AMT:               376,000.00              CITY              :    LOS ANGELES        CA       90077
   LIFETIME RATE :               8.12500
   UNPAID BALANCE:            376,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,791.7980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251887                     MORTGAGORS:           HENDRICKSON, CLARK

                                                               SCHRAM, JOANNE

                                                       ADDRESS     :          220 PATRICIAN LANE
   MORTGAGE AMT:               208,000.00              CITY              :    PLACENTIA CA       92870
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            207,867.360              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,562.6480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251903                     MORTGAGORS:           PETRU, ANDREW

                                                               PETRU, CAROLYN

                                                       ADDRESS     :          2249 ESTRIBO DRIVE
   MORTGAGE AMT:               436,000.00              CITY              :    ROLLING HIL        CA       90274
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            435,676.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,048.5880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080251937                     MORTGAGORS:           MC MAHON, SEAN

                                                               MC MAHON, JENNIFER

                                                       ADDRESS     :          6817 CEDAR BASIN AVENUE
   MORTGAGE AMT:               255,000.00              CITY              :    LAS VEGAS NV       89122
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            254,841.500              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,938.1989.99566       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252190                     MORTGAGORS:           FRANK, GLEN

                                                               FRANK, MARIELENA

                                                       ADDRESS     :          340 ALCOTT ROAD
   MORTGAGE AMT:               275,000.00              CITY              :    SAN BRUNO CA       94066
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            275,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,899.3664.70588       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252463                     MORTGAGORS:           OLDROYD, BRENT

                                                               MORRIS, STEVEN

                                                       ADDRESS     :          2109 NORTH ROSEWOOD AVENU
   MORTGAGE AMT:               328,000.00              CITY              :    SANTA ANA CA       92706
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            328,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,321.5680.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252901                     MORTGAGORS:           POPKO, MICHAEL

                                                               POPKO, DEBORAH

                                                       ADDRESS     :          43297 CRYSTAL LAKE STREET
   MORTGAGE AMT:               413,400.00              CITY              :    LEESBURG  VA       20176
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            412,736.860              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,785.1579.99938       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252919                     MORTGAGORS:           GROSS, STEVEN

                                                               SHERMAN, KERRIE

                                                       ADDRESS     :          281 PARK STREET
   MORTGAGE AMT:               294,000.00              CITY              :    WEST ROXBURY       MA       02132
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            293,781.810              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,055.6980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252927                     MORTGAGORS:           GRIFFITHS, HAROLD

                                                               GRIFFITHS, KATHLEEN

                                                       ADDRESS     :          341 WESTMINSTER
   MORTGAGE AMT:               274,500.00              CITY              :    GLEN CARBON        IL       62034
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            273,869.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,895.9090.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252935                     MORTGAGORS:           HUBER, THOMAS

                                                               HUBER, NANCY

                                                       ADDRESS     :          2615 SHADYWOOD ROAD
   MORTGAGE AMT:               364,800.00              CITY              :    ORONO MN  55331
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            364,522.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,519.5880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252950                     MORTGAGORS:           LOGAN, ROSE

                                                       ADDRESS     :          55 ALPINE WAY
   MORTGAGE AMT:               251,300.00              CITY              :    MOUNT CHARL        NV       89124
   LIFETIME RATE :               8.75000
   UNPAID BALANCE:            251,155.420              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,976.9870.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252968                     MORTGAGORS:           KENEALY, DAVID

                                                               KENEALY, JANET

                                                       ADDRESS     :          317 N EAST AVENUE
   MORTGAGE AMT:               484,800.00              CITY              :    OAK PARK  IL       60302
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            484,449.120              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,431.3880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252984                     MORTGAGORS:           STEFFEN, MARK

                                                               STEFFEN, GINA

                                                       ADDRESS     :          16704 WINDING VIEW TRAIL
   MORTGAGE AMT:               379,850.00              CITY              :    FISHERVILLE        KY       40023
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            379,560.960              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,623.5379.99284       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080252992                     MORTGAGORS:           YOUNG, HENRY

                                                               YOUNG, JANET

                                                       ADDRESS     :          2006 SEA PALMS WEST DR
   MORTGAGE AMT:               250,000.00              CITY              :    W ST SIMONS        GA       31522
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            249,804.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,705.4462.89308       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253008                     MORTGAGORS:           TEAGUE, KEITH

                                                               TEAGUE, CINDY

                                                       ADDRESS     :          7130 POLO HILL
   MORTGAGE AMT:               283,900.00              CITY              :    CUMMING   GA       30040
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            283,678.530              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,936.7079.99436       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253016                     MORTGAGORS:           KANE, CHARLES

                                                               KING, CHRISTINE

                                                       ADDRESS     :          139 DAVIS AVENUE
   MORTGAGE AMT:               380,000.00              CITY              :    BROOKLINE MA       02140
   LIFETIME RATE :               8.62500
   UNPAID BALANCE:            379,775.650              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,955.6080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253024                     MORTGAGORS:           GRIFFIN, RONALD

                                                               GRIFFIN, MARCI

                                                       ADDRESS     :          101 FALCON HILLS DRIVE
   MORTGAGE AMT:               495,000.00              CITY              :    LITTLETON CO       80126
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            494,244.380              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,418.8461.87500       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253057                     MORTGAGORS:           DOKELL, DAVID

                                                       ADDRESS     :          951 SOUTH GARFIELD STREET
   MORTGAGE AMT:               356,000.00              CITY              :    DENVER    CO       80209
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            355,722.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,428.5577.55991       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253073                     MORTGAGORS:           PARADISE, MARK

                                                               WHEELER, ALLISON

                                                       ADDRESS     :          79 NORTH LAUREL STREET
   MORTGAGE AMT:               312,000.00              CITY              :    SALT LAKE C        UT       84103
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            311,756.610              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,128.3980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253081                     MORTGAGORS:           THURMAN, TODD

                                                               MILLER, JEFFREY

                                                       ADDRESS     :          3347 BENNETT DRIVE
   MORTGAGE AMT:               288,000.00              CITY              :    LOS ANGELES        CA       90068
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            286,898.100              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,891.9690.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253099                     MORTGAGORS:           LUMPKIN, WILLIAM

                                                               LUMPKIN, CAROL

                                                       ADDRESS     :          1104 NORTH ROSE AVENUE
   MORTGAGE AMT:               300,000.00              CITY              :    PASADENA  CA       91107
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            299,771.720              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,072.0379.66012       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253107                     MORTGAGORS:           LAND, KEVIN

                                                               LAND, JODI

                                                       ADDRESS     :            6495 DUNNVILLE WAY
   MORTGAGE AMT:               335,900.00              CITY              :    HOLLISTER CA       95023
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            335,656.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,377.4879.99524       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253115                     MORTGAGORS:           OLSEN, CRAIG

                                                               OLSEN, BRIGITTA

                                                       ADDRESS     :           15605 CAMINO DEL CERRO
   MORTGAGE AMT:               632,250.00              CITY              :    LOS GATOS CA       95032
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            631,803.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,529.5175.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253123                     MORTGAGORS:           BYLER, JONATHAN

                                                       ADDRESS     :          481 VISTA DEL MAR DRIVE
   MORTGAGE AMT:               487,500.00              CITY              :    APTOS CA  95003
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            487,172.900              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,577.1074.42748       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253131                     MORTGAGORS:           KNIERIM, DAVID

                                                               KNIERIM, KATHLEEN

                                                       ADDRESS     :          10681 EAST SAN JOSE AVENU
   MORTGAGE AMT:               429,250.00              CITY              :    CLOVIS    CA       93611
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            428,931.430              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,001.3885.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253149                     MORTGAGORS:           GEE, ANDY

                                                               GEE, PATRICIA

                                                       ADDRESS     :          545 COLGATE DRIVE
   MORTGAGE AMT:               288,000.00              CITY              :    PLACENTIA CA       92870
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            281,940.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,013.7480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253164                     MORTGAGORS:           NEAL, LAWRENCE

                                                       ADDRESS     :           23320 SHADY GROVE ROAD
   MORTGAGE AMT:               340,000.00              CITY              :    MIDDLETOWNCA       95461
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            339,741.280              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,348.3080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253180                     MORTGAGORS:           KNADLER, PETER

                                                               KNADLER, GAIL

                                                       ADDRESS     :          1106 FRYER CREEK DRIVE
   MORTGAGE AMT:               318,200.00              CITY              :    SONOMA    CA       95476
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            317,963.850              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,224.9079.99739       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253198                     MORTGAGORS:           RAYNAL, RAY

                                                               RAYNAL, KIM

                                                       ADDRESS     :          9320 NEWELL CREEK ROAD
   MORTGAGE AMT:               280,000.00              CITY              :    BEN LOMONDCA       95005
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            279,802.370              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,005.9662.36080       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253214                     MORTGAGORS:           JERNIGAN, DENNIS

                                                               JERNIGAN, MELINDA

                                                       ADDRESS     :          7800 FERN MOUNTAIN ROAD
   MORTGAGE AMT:               472,000.00              CITY              :    MUSKOGEE  OK       74401
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            470,860.910              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,179.9580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253222                     MORTGAGORS:           MARSHALL, SANDRA

                                                               MARSHALL, SAMUEL

                                                       ADDRESS     :          840 BLUE HERON POINTE
   MORTGAGE AMT:               350,000.00              CITY              :    COUNCE    TN       38326
   LIFETIME RATE :               6.87500
   UNPAID BALANCE:            349,410.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.2572.16495       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253230                     MORTGAGORS:           VINCZE, EDWARD

                                                               VINCZE, KATHRYN

                                                       ADDRESS     :            1604 DUKE OF WINDSOR RO
   MORTGAGE AMT:               440,000.00              CITY              :    VIRGINIA BEACH     VA       23454
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            439,681.540              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,114.2980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253248                     MORTGAGORS:           MICKLE, MICHAEL

                                                               MICKLE, LINDE

                                                       ADDRESS     :          703 MILLPORT POINTE
   MORTGAGE AMT:               330,000.00              CITY              :    DULUTH    GA       30097
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            329,742.570              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,251.1849.62406       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253396                     MORTGAGORS:           COHEN, LEE

                                                       ADDRESS     :          3675 EAST GOLDEN HILLS AV
   MORTGAGE AMT:               105,000.00              CITY              :    SALT LAKE C        UT       84121
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            105,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            743.1855.85106         ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253735                     MORTGAGORS:           BRANDSTATTER, PATRICK

                                                               BRANDSTATTER, JANE

                                                       ADDRESS     :          2140 WEAVER RD
   MORTGAGE AMT:               286,430.00              CITY              :    NILES MI  49120
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            285,528.080              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,953.9659.06000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        04/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253743                     MORTGAGORS:           HUSTON, GEORGE

                                                               HUSTON, KAREN

                                                       ADDRESS     :          47801 HASTINGS RD
   MORTGAGE AMT:               280,000.00              CITY              :    CANTON    MI       48188
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            279,356.890              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,933.8983.55000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253750                     MORTGAGORS:           SANTEIU, MARK

                                                               SANTEIU, DENISE

                                                       ADDRESS     :          9343 FELLOWS CREEK DRIVE
   MORTGAGE AMT:               380,000.00              CITY              :    PLYMOUTH  MI       48170
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            379,082.940              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,560.1368.49000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253768                     MORTGAGORS:           PHELPS, CLARK

                                                               SMALL, SHERRY

                                                       ADDRESS     :          7401 WESTWIND
   MORTGAGE AMT:               402,100.00              CITY              :    TRAVERSE CITY      MI       49686
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            401,361.150              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,846.0479.99000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253776                     MORTGAGORS:           HORWICH, J.

                                                               HORWICH, SHERRIL

                                                       ADDRESS     :          27568 MANSTROM DR.
   MORTGAGE AMT:               442,900.00              CITY              :    LAWTON    MI       49065
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            442,240.560              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,096.8279.80000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253792                     MORTGAGORS:           KOPPIE, CHAD

                                                               KOPPIE, THERESA

                                                       ADDRESS     :          39 WEST 140 FREEMAN ROAD
   MORTGAGE AMT:               386,500.00              CITY              :    GILBERTS  IL       60136
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            385,895.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,636.6161.35000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253800                     MORTGAGORS:           KROMELOW, BASIL

                                                               KROMELOW, LAUREANNE

                                                       ADDRESS     :          55 WEST DELAWARE
   MORTGAGE AMT:               650,000.00              CITY              :    CHICAGO   IL       60610
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            648,469.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,434.1548.15000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253818                     MORTGAGORS:           PANTALL, TERRY

                                                               PANTALL, DONNA

                                                       ADDRESS     :          17548 MERIDIAN ROAD
   MORTGAGE AMT:               400,000.00              CITY              :    GROSSE ISLE        MI       48138
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            399,419.160              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,831.1766.12000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253826                     MORTGAGORS:           SIRL, WILLIAM

                                                               SIRL, PATRICIA

                                                       ADDRESS     :          10475 RUNYAN LAKE POINT
   MORTGAGE AMT:               337,000.00              CITY              :    FENTON    MI       48430
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            316,247.460              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,356.3561.27000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253834                     MORTGAGORS:           WILLIAMS, NICOLE

                                                       ADDRESS     :          35 ROCKGATE LANE
   MORTGAGE AMT:               400,000.00              CITY              :    GLENCOE   IL       60022
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            399,389.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,762.7030.77000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253842                     MORTGAGORS:           MARTENSON, JOHN

                                                               MARTENSON, JENNIFER

                                                       ADDRESS     :          2181 SHERATON
   MORTGAGE AMT:               378,750.00              CITY              :    TRENTON   MI       48183
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            378,482.680              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,713.4175.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253859                     MORTGAGORS:           AMAYA, VICTOR

                                                               AMAYA, LESLIE

                                                       ADDRESS     :          7478 CASCADE ROAD
   MORTGAGE AMT:               300,000.00              CITY              :    GRAND RAPIDS       MI       49546
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            298,378.490              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,046.5360.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253867                     MORTGAGORS:           DREFFS, STEPHEN

                                                               DREFFS, SHIRLEY

                                                       ADDRESS     :          765 ARMY ROAD
   MORTGAGE AMT:               508,750.00              CITY              :    LEONARD   MI       48367
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            507,992.520              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,557.2546.25000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253875                     MORTGAGORS:           KOEHLER, JAMES

                                                               KOEHLER, TAMARA

                                                       ADDRESS     :          194 CAMINO BARRANCA
   MORTGAGE AMT:               300,000.00              CITY              :    PLACITAS  NM       87043
   LIFETIME RATE :               6.50000
   UNPAID BALANCE:            299,456.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,896.2077.92000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253883                     MORTGAGORS:           VAUGHT, LARRY

                                                               VAUGHT, ROBIN

                                                       ADDRESS     :          8580 SKEGEMOG POINT ROAD
   MORTGAGE AMT:               352,800.00              CITY              :    WILLIAMSBURG       MI       49690
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            351,969.340              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,406.7279.82000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253891                     MORTGAGORS:           DAIGLE, LARRY

                                                               DAIGLE, MARILYN

                                                       ADDRESS     :          5565 CURDY ROAD
   MORTGAGE AMT:               269,900.00              CITY              :    HOWELL    MI       48843
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            269,699.700              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,887.1878.23000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253909                     MORTGAGORS:           JOHNS, STEPHEN

                                                               JOHNS, SUE

                                                       ADDRESS     :          15 EAST BIRCHWOOD
   MORTGAGE AMT:               425,000.00              CITY              :    HINSDALE  IL       60521
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            424,334.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,899.2558.62000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253925                     MORTGAGORS:           FOSTER, FRANK

                                                               FOSTER, SUSAN

                                                       ADDRESS     :          3273 VALLEY RD
   MORTGAGE AMT:               280,000.00              CITY              :    PELLSTON  MI       49769
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            279,340.770              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,910.0948.28000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253933                     MORTGAGORS:           KRYZA, MICHAEL

                                                               KRAL, MADONNA

                                                       ADDRESS     :          11170 ASHBROOK LANE
   MORTGAGE AMT:               444,000.00              CITY              :    INDIAN HEAD PARK   IL       60525
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            443,338.920              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,104.5180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253974                     MORTGAGORS:           MCLEAN, DANIEL

                                                               MCLEAN, KATHLEEN

                                                       ADDRESS     :          4000 VANSTONE DRIVE
   MORTGAGE AMT:               400,000.00              CITY              :    COMMERCE  MI       48382
   LIFETIME RATE :               6.62500
   UNPAID BALANCE:            399,292.230              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,561.2468.38000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             6.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253982                     MORTGAGORS:           SCHWARTZ, JEFFREY

                                                               SCHWARTZ, MARIE

                                                       ADDRESS     :          9233 SHAW RD
   MORTGAGE AMT:               308,000.00              CITY              :    WILLIAMSBURG       MI       49690
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            307,759.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,101.1080.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080253990                     MORTGAGORS:           CARTWRIGHT, JOHN

                                                               CARTWRIGHT, CLARICE

                                                       ADDRESS     :          8973 GILBERT TRAIL
   MORTGAGE AMT:               600,300.00              CITY              :    TRAVERSE CITY      MI       49684
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            599,360.590              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            4,095.1076.96000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254006                     MORTGAGORS:           ZEERIP, NELSON

                                                               ZEERIP, MARY

                                                       ADDRESS     :          387 BIG BAY
   MORTGAGE AMT:               448,000.00              CITY              :    HOLLAND   MI       49424
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            447,298.930              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,056.1568.92000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254014                     MORTGAGORS:           ALSTON, ROBERT

                                                               ALSTON, MARY

                                                       ADDRESS     :          6535 DONNEGAL CT. SE
   MORTGAGE AMT:               333,000.00              CITY              :    GRAND RAPIDS       MI       49546
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            332,491.670              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.9561.10000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254022                     MORTGAGORS:           HARTEL, PATRICK

                                                               HARTEL, ALICE

                                                       ADDRESS     :          6801 SCOTCH PINE TRAIL
   MORTGAGE AMT:               333,600.00              CITY              :    DARIEN    IL       60561
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            333,358.550              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,361.2089.92000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254030                     MORTGAGORS:           RUTHERFORD, MICHAEL

                                                               RUTHERFORD, ANN

                                                       ADDRESS     :          430 CREST DR
   MORTGAGE AMT:               272,000.00              CITY              :    HOLLAND   MI       49424
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            271,574.340              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,855.5280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254048                     MORTGAGORS:           JOHNSON, ROBERT

                                                               JOHNSON, ELAINE

                                                       ADDRESS     :          4314 BEDAKI AVENUE N E
   MORTGAGE AMT:               267,300.00              CITY              :    LOWELL    MI       49331
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            266,520.840              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,823.4666.83000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254105                     MORTGAGORS:           SNOw, ROBERT

                                                               SNOW, RANDI

                                                       ADDRESS     :          6446 NAPA AVENUE
   MORTGAGE AMT:               247,000.00              CITY              :    RANCHO CUCA        CA       91701
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            247,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,812.4095.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254139                     MORTGAGORS:           FEEHON, JOHN

                                                               FEEHAN, VERONICA

                                                       ADDRESS     :          2938 LONE JACK ROAD
   MORTGAGE AMT:               299,000.00              CITY              :    ENCINITAS CA       92024
   LIFETIME RATE :               8.50000
   UNPAID BALANCE:            299,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,299.0667.95455       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254360                     MORTGAGORS:           WILLSON, JARED

                                                               WILLSON, MELANIE

                                                       ADDRESS     :          3410 BROOKMILL COURT
   MORTGAGE AMT:               286,400.00              CITY              :    FREMONT   CA       94536
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            286,400.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,953.7580.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254535                     MORTGAGORS:           CURRY, CLYDE

                                                               CURRY, BARBARA

                                                       ADDRESS     :          13712 EAST BULLARD AVENUE
   MORTGAGE AMT:               280,000.00              CITY              :    CLOVIS    CA       93611
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            280,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,030.1971.79487       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254717                     MORTGAGORS:           JACOBS, DAYNE

                                                               JACOBS, CHARLE

                                                       ADDRESS     :          10184 SOUTH WOODROSE LANE
   MORTGAGE AMT:               171,000.00              CITY              :    LITTLETON CO       80126
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            170,882.320              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,239.8795.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254725                     MORTGAGORS:           CERRATO, A

                                                               CERRATO, JOANN

                                                       ADDRESS     :          2 HALTER COURT
   MORTGAGE AMT:               255,100.00              CITY              :    MOUNT LAURE        NJ       08054
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            255,100.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,916.4879.99373       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254808                     MORTGAGORS:           LIO, PETER

                                                               LIO, ANNA

                                                       ADDRESS     :          13726 DURANGO DRIVE
   MORTGAGE AMT:               300,000.00              CITY              :    DEL MAR   CA       92014
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            300,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,046.5352.91005       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254816                     MORTGAGORS:           OLSEN, DANIEL

                                                               OLSEN, CHRISTINE

                                                       ADDRESS     :          17 KING EDWARD COURT
   MORTGAGE AMT:               350,000.00              CITY              :    RANCHO MIRA        CA       92270
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            350,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,477.2872.20407       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080254931                     MORTGAGORS:           TREACY, ROBERT

                                                               MELIA, SAMANTHA

                                                       ADDRESS     :          16450 BLACKIE ROAD
   MORTGAGE AMT:               287,200.00              CITY              :    SALINAS   CA       93907
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            287,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,008.1480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080256811                     MORTGAGORS:           UHLER, TED

                                                               BUCKLEY, CHRISTINE

                                                       ADDRESS     :          7413 BRAVA STREET
   MORTGAGE AMT:               264,000.00              CITY              :    CARLSBAD  CA       92009
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            263,788.880              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,778.6280.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080256878                     MORTGAGORS:           FISHER, MICHAEL

                                                               FISHER, CAROLYN

                                                       ADDRESS     :          210 SOUTH SHATTUCK PLACE
   MORTGAGE AMT:               247,500.00              CITY              :    ORANGE    CA       92866
   LIFETIME RATE :               8.25000
   UNPAID BALANCE:            247,500.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,859.3890.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080257546                     MORTGAGORS:           HECK, WILLIAM

                                                               HECK, JULIE

                                                       ADDRESS     :          26 WINDWARD DRIVE
   MORTGAGE AMT:               444,800.00              CITY              :    CORTE MADER        CA       94925
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            444,800.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,110.1180.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080257884                     MORTGAGORS:           HEBERT, T

                                                               HEBERT, JANET

                                                       ADDRESS     :          1185 TAMARACK AVENUE
   MORTGAGE AMT:               361,000.00              CITY              :    CARLSBAD  CA       92008
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            361,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,493.3455.53846       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080257918                     MORTGAGORS:           TRAN, TUAN

                                                               QUAN, LAN

                                                       ADDRESS     :          4026 RENNELLWOOD WAY
   MORTGAGE AMT:               296,100.00              CITY              :    PLEASANTONCA       94566
   LIFETIME RATE :               8.37500
   UNPAID BALANCE:            296,100.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,250.5890.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080257959                     MORTGAGORS:           JARA, HILARIO

                                                               JARA, ELIANA

                                                       ADDRESS     :          5118 ARVADA ST.
   MORTGAGE AMT:               276,250.00              CITY              :    TORRANCE  CA       90503
   LIFETIME RATE :               8.87500
   UNPAID BALANCE:            276,095.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,197.9785.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080257967                     MORTGAGORS:           ROY, STEPHEN

                                                               ROY, MARGARET

                                                       ADDRESS     :          1368 FUNSTON AVENUE
   MORTGAGE AMT:               297,600.00              CITY              :    SAN FRANCIS        CA       94122
   LIFETIME RATE :               9.12500
   UNPAID BALANCE:            297,600.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,421.3880.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             9.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  351        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080258262                     MORTGAGORS:           ORDAZ, GABRIEL

                                                               ORDAZ, ROSA

                                                       ADDRESS     :          2008 CANYON DRIVE
   MORTGAGE AMT:               285,000.00              CITY              :    FULLERTON CA       92833
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            285,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,066.4595.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080258304                     MORTGAGORS:           ELLIOTT, GARY

                                                               ELLIOTT, CAROLYN

                                                       ADDRESS     :          7526 AVILA
   MORTGAGE AMT:               430,400.00              CITY              :    LA VERNE  CA       91750
   LIFETIME RATE :               7.25000
   UNPAID BALANCE:            430,064.240              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,936.0979.96804       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.25000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080259278                     MORTGAGORS:           CASE, JEFFREY

                                                               CASE, PETRA

                                                       ADDRESS     :          9601 RINGE CIRCLE
   MORTGAGE AMT:               360,000.00              CITY              :    FOUNTAIN VA        CA       92708
   LIFETIME RATE :               7.75000
   UNPAID BALANCE:            360,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,579.0980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.75000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080259351                     MORTGAGORS:           JOSIPOVICH, DANIEL

                                                               JOSIPOVICH, DOROTHY

                                                       ADDRESS     :          21251 CALLE SENDERO
   MORTGAGE AMT:               257,200.00              CITY              :    LAKE FOREST        CA       92630
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            257,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            1,820.4576.77612       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080259542                     MORTGAGORS:           BARNES, CRAIG

                                                               BARNES, JENNIFER

                                                       ADDRESS     :          4977 ADAIR WAY
   MORTGAGE AMT:               337,600.00              CITY              :    SAN JOSE  CA       95124
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            337,600.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,389.5179.43529       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080259617                     MORTGAGORS:           QUISENBERRY, DANIEL

                                                               QUISENBERRY, MARILYN

                                                       ADDRESS     :          30621 MAINMAST DRIVE
   MORTGAGE AMT:               280,000.00              CITY              :    AGOURA HILLS       CA       91301
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            280,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,030.1980.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080263494                     MORTGAGORS:           GRUNDHOFER, JOHN

                                                               GRUNDHOFER, MICHELLE

                                                       ADDRESS     :          37 CRAIG COURT
   MORTGAGE AMT:               330,300.00              CITY              :    PLEASANTONCA       94566
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            329,464.730              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,225.3094.99432       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        06/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080264427                     MORTGAGORS:           COHEN, DODD

                                                               JAY, SUSAN

                                                       ADDRESS     :          3713 COOLIDGE AVEUE
   MORTGAGE AMT:               318,200.00              CITY              :    LOS ANGELES        CA       90066
   LIFETIME RATE :               7.37500
   UNPAID BALANCE:            318,200.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,197.7379.98994       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.37500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080264617                     MORTGAGORS:           BRIMHALL, DAVID

                                                               BRIMHALL, GRETCHEN

                                                       ADDRESS     :          2480 SOUTH 1150 WEST
   MORTGAGE AMT:               280,000.00              CITY              :    SYRACUSE  UT       84075
   LIFETIME RATE :               8.00000
   UNPAID BALANCE:            279,812.130              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,054.5480.00000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             8.00000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080264633                     MORTGAGORS:           LARSEN, DANIEL

                                                               LARSEN, DEBRA

                                                       ADDRESS     :          9270 KESWICK AVENUE NORTH
   MORTGAGE AMT:               342,950.00              CITY              :    GRANT MN  55082
   LIFETIME RATE :               7.50000
   UNPAID BALANCE:            342,695.980              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,397.9669.98980       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.50000               MATURITY DATE:
                                                       PRODUCT CODE:                  102        07/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080264641                     MORTGAGORS:           ADAMS, MARVIN

                                                               ADAMS, SHARON

                                                       ADDRESS     :          2925 CEDAR HEIGHTS DR
   MORTGAGE AMT:               405,500.00              CITY              :    COLORADO SP        CO       80904
   LIFETIME RATE :               7.12500
   UNPAID BALANCE:            404,521.390              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,731.9382.75510       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.12500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        05/01/29

------------------------------------------------------------------------------------------------------------------------------------
   LN #   0080264757                     MORTGAGORS:           ROMANOFF, MELVYN

                                                               ROMANOFF, MARSHA

                                                       ADDRESS     :          1811 DUNHILL CIRCLE
   MORTGAGE AMT:               440,000.00              CITY              :    Glenview  IL       60025
   LIFETIME RATE :               7.62500
   UNPAID BALANCE:            440,000.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            3,114.2977.50000       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.62500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   LN #   0080265507                     MORTGAGORS:           PEARSON, LAWRENCE

                                                               PEARSON, RUFIENA

                                                       ADDRESS     :          17385 VANDERHILL CIRCLE
   MORTGAGE AMT:               327,150.00              CITY              :    PERRIS    CA       92570
   LIFETIME RATE :               7.87500
   UNPAID BALANCE:            327,150.000              OPTION TO CONVERT :            No
   MONTHLY P&I:LTV :            2,372.0679.79268       ANNUAL RATE ADJUST:OUTSIDE CONV DATE:0.000
   CURRENT INT RATE:             7.87500               MATURITY DATE:
                                                       PRODUCT CODE:                  102        08/01/29

-----------------------------------------------------------------------------------------------------------------------------------
   **** PAGE TOTALS ****          NUM OF LOANS:        1075                   LOAN AMT:    351,907,564.0
                                  P & I AMT:    2,455,075.90                  UPB AMT:     351,446,953.4

   **** GRAND TOTALS ****         NUM OF LOANS:                 1073          LOAN AMT:        351,907,564.00
                                  P & I AMT:            2,455,075.90          UPB AMT:         351,446,953.44



                                    EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE
                            ----------------, ------
                                 (month) (year)

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    REMIC Mortgage Pass-Through Certificates,
                                 Series 1999-17


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

         A.       Mortgage Loan Information:

                  (1)      Aggregate Scheduled Monthly Payments:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (2)      Aggregate Monthly Payments received and Monthly Advances made this
                           Month:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (3)      Aggregate Principal Prepayments in part received and applied in the applicable Prepayment Period:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (4)      Aggregate Principal Prepayments in full received in the applicable
                           Prepayment Period:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (5)      Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (6)      Aggregate Liquidation Proceeds for prior month:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (7)      Aggregate Purchase Prices for Defaulted Mortgage Loans:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (8)      Aggregate Purchase Prices (and substitution adjustments) for Defective
                           Mortgage Loans:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (9)      Pool Scheduled Principal Balance:                                              $________

                  (10)     Available Funds:                                                               $________

                  (11)     Realized Losses for prior month:                                               $________

                  (12)     Aggregate Realized Losses and Debt Service Reductions:
                           (a)      Deficient Valuations                                                  $________
                           (b)      Special Hazard Losses                                                 $________
                           (c)      Fraud Losses                                                          $________
                           (d)      Excess Bankruptcy Losses                                              $________
                                    (i)   Debt Service Reductions                                         $________
                                    (ii)  Deficient Valuations                                            $________
                           (e)      Excess Special Hazard Losses                                          $________
                           (f)      Excess Fraud Losses                                                   $________
                           (g)      Debt Service Reductions                                               $________

                  (13)     Compensating Interest Payment:                                                 $________

                  (14)     Accrued Certificate Interest, Unpaid Class Interest Shortfalls and
                           Pay-out Rate:

                           Class A1                  $__________                $__________               ____%
                           Class A2                  $__________                $__________               ____%
                           Class A3                  $__________                $__________               ____%
                           Class A4                  $__________                $__________               ____%
                           Class A5                  $__________                $__________               ____%
                           Class A6                  $__________                $__________               ____%
                           Class A7                  $__________                $__________               ____%
                           Class A9                  $__________                $__________               ____%
                           Class A10                 $__________                $__________               ____%
                           Class A11                 $__________                $__________               ____%
                           Class A12                 $__________                $__________               ____%
                           Class M                   $__________                $__________               ____%
                           Class B1                  $__________                $__________               ____%
                           Class B2                  $__________                $__________               ____%
                           Class B3                  $__________                $__________               ____%
                           Class B4                  $__________                $__________               ____%
                           Class B5                  $__________                $__________               ____%
                           Class R                   $__________                $__________               ____%
                           Class S                   $__________                $__________               ____%

                  (15)     Accrual amount:

                           Class A5         $_________

                  (16)     Principal distributable:

                           Class A1                  $__________
                           Class A2                  $__________
                           Class A3                  $__________
                           Class A4                  $__________
                           Class A5                  $__________
                           Class A6                  $__________
                           Class A7                  $__________
                           Class A8                  $__________
                           Class A9                  $__________
                           Class A10                 $__________
                           Class A11                 $__________
                           Class A12                 $__________
                           Class PO                  $__________
                           Class M                   $__________
                           Class B1                  $__________
                           Class B2                  $__________
                           Class B3                  $__________
                           Class B4                  $__________
                           Class B5                  $__________
                           Class R                   $__________

                  (17) Additional distributions to the Class R Certificate pursuant to Section 4.01(b):

                           Class R                   $__________

                  (18)     Certificate Interest Rate of:

                           Class S Certificates              __________%

                   (19)    Distributions Allocable to Unanticipated Recoveries:

                           Class A1                  $__________
                           Class A2                  $__________
                           Class A3                  $__________
                           Class A4                  $__________
                           Class A5                  $__________
                           Class A6                  $__________
                           Class A7                  $__________
                           Class A8                  $__________
                           Class A9                  $__________
                           Class A10                 $__________
                           Class A11                 $__________
                           Class A12                 $__________
                           Class PO                  $__________
                           Class M                   $__________
                           Class B1                  $__________
                           Class B2                  $__________
                           Class B3                  $__________
                           Class B4                  $___________
                           Class B5                  $__________
                           Class R                   $__________

         B.       Other Amounts:

1.       Senior Percentage for such  Distribution Date:                                              _____________%

2.       Class A3 Percentage for such Distribution Date:                                             _____________%

3.       Class A3 Scheduled Distribution Percentage for such Distribution Date:                      _____________%

4.       Senior Prepayment Percentage for such Distribution Date:                                    _____________%

5.       Class A3 Prepayment Distribution Percentage for such Distribution Date:                     _____________%

6.       Junior Percentage for such Distribution Date:                                               _____________%

7.       Junior Prepayment Percentage for such Distribution Date:                                    _____________%

8.       Subordinate Certificate Writedown Amount for such Distribution Date:                        $_____________

9.       Prepayment Distribution Triggers satisfied:                         Yes               No

                           Class B1                                        _____            _____
                           Class B2                                        _____            _____
                           Class B3                                        _____            _____
                           Class B4                                        _____            _____
                           Class B5                                        _____            _____

10.      Servicing Fee:    $_____________

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                    EXHIBIT E

              FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
                    DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

     1. That he [she] is [title of officer] ___________________________________
of [name of Investor] _______________________________________ (the "Investor"),
a __________ ______________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

     2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding of any ERISA-Restricted Certificate. All capitalized terms used and not defined in this certificate shall have the meanings ascribed thereto in the Agreement referred to in paragraph 3 hereof.

     3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of August 1, 1999, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") or a Person that is using the assets of a Plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or
Section 4975 of the Code).

     [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                                 ---------------------------------------
                                 [name of Investor]
                                 By:____________________________________
                                      Name:
                                      Title:

     The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.


-------------------------------
[name of nominee]


By:____________________________
     Name:
     Title:

                                    EXHIBIT F

                FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT




STATE OF                   )
                           ) ss.:
COUNTY OF                  )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1. That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the "Purchaser"), a
_________________ ____________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of ______________ [insert date of transfer of Residual Certificate to Purchaser], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Mortgage Pass-Through Certificates, Series 1999-17.

     4. That the Purchaser is not, and on _____________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of August 1, 1999, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than
(i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

     11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund, pursuant to the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                                            ---------------------------------
                                            [name of Purchaser]


                                            By:______________________________
                                               Name:
                                               Title:

Personally appeared before me the above-named [name of officer]
________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

------------------------------

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                                    EXHIBIT G

                [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                               -------------------
                                      Date
State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                  Re:      GE Capital Mortgage Services, Inc.
                           REMIC Mortgage Pass-Through
                           Certificates, Series 1999-17

Ladies and Gentlemen:
     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                   Very truly yours,


                                   -------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT H

                        ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                                  $550 - $800

Late Charges                                     Per Loan Documents

Appraisal/Inspection Fees                        Reasonable and Customary
                                                 Charges

Partial Release Fees                             $300

Easements                                        $150

Insufficient Funds Charges                       $15

Document Requests (copies of loan file
documents, additional pay-off quotations,
amortization schedules, payment histories)       $0

Modification Fees                                Reasonable and Customary
                                                 Charges

                                    EXHIBIT I

                          FORM OF INVESTMENT LETTER FOR
                       DEFINITIVE RESTRICTED CERTIFICATES



                              ---------------------
                                      Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                           Re:      GE Capital Mortgage Services, Inc.
                                    REMIC Mortgage Pass Through
                                    Certificates, Series 1999-17

Ladies and Gentlemen:

     1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the "Investor"), a
______________ ___________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

     2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of August 1, 1999 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

     4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

     5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated pursuant to the Securities Act.

     6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

     7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

     8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

     [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the Investor.]

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                                            ---------------------------------
                                            [name of Investor]


                                            By:______________________________
                                               Name:
                                               Title:


         The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

------------------------------
[name of nominee]


By:__________________________
    Name:
    Title:

                                    EXHIBIT J

                       FORM OF DISTRIBUTION DATE STATEMENT

                            -----------------, ------
                                 (month) (year)

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    REMIC Mortgage Pass-Through Certificates,
                                 Series 1999-17

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

                  (1)      Amount of distribution allocable to principal:
                           Class A1                                                   $__________
                           Class A2                                                   $__________
                           Class A3                                                   $__________
                           Class A4                                                   $__________
                           Class A5                                                   $__________
                           Class A6                                                   $__________
                           Class A7                                                   $__________
                           Class A8                                                   $__________
                           Class A9                                                   $__________
                           Class A10                                                  $__________
                           Class A11                                                  $__________
                           Class A12                                                  $__________
                           Class PO                                                   $__________
                           Class M                                                    $__________
                           Class B1                                                   $__________
                           Class B2                                                   $__________
                           Class B3                                                   $__________
                           Class B4                                                   $__________
                           Class B5                                                   $__________
                           Class R                                                    $__________

                  (2)      Aggregate principal prepayments included in distribution:

                           Class A1                                                   $__________
                           Class A2                                                   $__________
                           Class A3                                                   $__________
                           Class A4                                                   $__________
                           Class A5                                                   $__________
                           Class A6                                                   $__________
                           Class A7                                                   $__________
                           Class A8                                                   $__________
                           Class A9                                                   $__________
                           Class A10                                                  $__________
                           Class A11                                                  $__________
                           Class A12                                                  $__________
                           Class PO                                                   $__________
                           Class M                                                    $__________
                           Class B1                                                   $__________
                           Class B2                                                   $__________
                           Class B3                                                   $__________
                           Class B4                                                   $__________
                           Class B5                                                   $__________
                           Class R                                                    $__________

                  (3)      Amount of distribution allocable to interest; Pay-out Rate:

                           Class A1              $__________                                ____%
                           Class A2              $__________                                ____%
                           Class A3              $__________                                ____%
                           Class A4              $__________                                ____%
                           Class A5              $__________                                ____%
                           Class A6              $__________                                ____%
                           Class A7              $__________                                ____%
                           Class A9              $__________                                ____%
                           Class A10             $__________                                ____%
                           Class A11             $__________                                ____%
                           Class A12             $__________                                ____%
                           Class M               $__________                                ____%
                           Class B1              $__________                                ____%
                           Class B2              $__________                                ____%
                           Class B3              $__________                                ____%
                           Class B4              $__________                                ____%
                           Class B5              $__________                                ____%
                           Class R               $__________                                ____%
                           Class S               $__________                                ____%

(4)      Accrual Amount:

                           Class A5              $__________

                  (5)      Amount of distribution allocable to Unanticipated Recoveries:

                           Class A1                 $__________                             ____%
                           Class A2                 $__________                             ____%
                           Class A3                 $__________                             ____%
                           Class A4                 $__________                             ____%
                           Class A5                 $__________                             ____%
                           Class A6                 $__________                             ____%
                           Class A7                 $__________                             ____%
                           Class A8                 $__________                             ____%
                           Class A9                 $__________                             ____%
                           Class A10                $__________                             ____%
                           Class A11                $__________                             ____%
                           Class A12                $__________                             ____%
                           Class PO                 $__________                             ____%
                           Class M                  $__________                             ____%
                           Class B1                 $__________                             ____%
                           Class B2                 $__________                             ____%
                           Class B3                 $__________                             ____%
                           Class B4                 $__________                             ____%
                           Class B5                 $__________                             ____%
                           Class R                  $__________                             ____%

                  (6)      Servicing Compensation:                                             $__________

                  The amounts below are for the aggregate of all Certificates:

                  (7)      Pool Scheduled Principal Balance; number of Mortgage Loans:$__________        __________

(8)      Class Certificate Principal Balance (or Notional Principal Balance) of each Class; Certificate Principal Balance (or
                           Notional Principal Balance) of Single Certificate of each
                           Class:
                                                                                                         Single
                                                               -----------------------------------------------------
                              Class                                                                    Certificate
                                                                   Balance                               Balance
                                                                               -------------------------------------

                           Class A1                             $__________                            $__________
                           Class A2                             $__________                            $__________
                           Class A3                             $__________                            $__________
                           Class A4                             $__________                            $__________
                           Class A5                             $__________                            $__________
                           Class A6                             $__________                            $__________
                           Class A7                             $__________                            $__________
                           Class A8                             $__________                            $__________
                           Class A9                             $__________                            $__________
                           Class A10                            $__________                            $__________
                           Class A11                            $__________                            $__________
                           Class A12                            $__________                            $__________
                           Class PO                             $__________                            $__________
                           Class M                              $__________                            $__________
                           Class B1                             $__________                            $__________
                           Class B2                             $__________                            $__________
                           Class B3                             $__________                            $__________
                           Class B4                             $__________                            $__________
                           Class B5                             $__________                            $__________
                           Class R                              $__________                            $__________
                           Class S                              $__________                            $__________

                  (9)      Book value of real estate acquired on behalf of
                           Certificateholders; number of related Mortgage Loans:  $__________            __________

                  (10) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:

                           30-59 days delinquent                                  $__________            __________
                           60-89 days delinquent                                  $__________            __________
                           90 or more days delinquent                             $__________            __________
                           In foreclosure                                         $__________            __________

                  (11)     Aggregate Scheduled Principal Balance and number of replaced
                           Mortgage Loans:                                        $__________            __________

                  (12)     Certificate Interest Rate of:
                           Class S Certificate:                                                         __________%

                  (13)     Senior Percentage for such Distribution Date:                                __________%

                  (14)     Class A3 Percentage for such Distribution Date:                              __________%

                  (15)     Class A3 Scheduled Distribution Percentage for such
                           Distribution Date:                                                           __________%

                  (16)     Senior Prepayment Percentage for such Distribution Date:                     __________%

                  (17)     Class A3 Prepayment Distribution for such Distribution Date:                 __________%

                  (18)     Junior Percentage for such Distribution Date:                                __________%

                  (19)     Junior Prepayment Percentage for such Distribution Date:                     __________%

     Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                                    EXHIBIT K

                            FORM OF SPECIAL SERVICING
                          AND COLLATERAL FUND AGREEMENT


     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the
"Purchaser").

                              PRELIMINARY STATEMENT

     ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Mortgage Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

     ____________________________ or an affiliate thereof intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Mortgage Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

     Collateral Fund: The fund established and maintained pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and
Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01. Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are (A) thirty days, (B) sixty days,
     (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

     (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or (a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

     Section 2.02. Purchaser's Election to Delay Foreclosure Proceedings.

     (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or
(ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall
(i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     Section 2.03. Purchaser's Election to Commence Foreclosure Proceedings.

     (a) In connection with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

(c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04. Termination.

     (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten
(10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

     (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section 2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

     Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Mortgage Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

     The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser (i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or
(ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

     Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to:
(1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

     Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

     Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

                  GE Capital Mortgage Services, Inc.
                  4680 Hallmark Parkway
                  San Bernardino, California  92407
                  Attention:  Ken Scheller
                  Telephone:  (909) 880-4608
                  Facsimile:  (909) 473-2273

         with respect to all other notices pursuant to this Agreement,

                  GE Capital Mortgage Services, Inc.
                  Three Executive Campus
                  Cherry Hill, New Jersey  08002
                  Attention:  General Counsel
                  Telephone:  (609) 661-6515
                  Facsimile:  (609) 661-6875

          or such other address as may hereafter be furnished in writing by the Company, or

     (b) in the case of the Purchaser, with respect to notices pursuant to
Section 2.01,

                  --------------------------------
                  --------------------------------
                  Attention:______________________
                  Telephone:______________________
                  Facsimile:______________________

         with respect to all other notices pursuant to this Agreement,

                  ================================
                  --------------------------------
                  Attention:______________________
                  Telephone:______________________
                  Facsimile:______________________

          or such other address as may hereafter be furnished in writing by the Purchaser, or

(c)      in the case of the Trustee,

                  State Street Bank and Trust Company
                  Corporate Trust Department
                  8th Floor
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  Attention:  Karen Beard
                  Telephone:  (617) 664-5465
                  Facsimile:  (617) 664-5167

     Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

     Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

     Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

     [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                GE CAPITAL MORTGAGE SERVICES, INC.



                                By:________________________________
                                     Name:
                                     Title:


                                [PURCHASER]



                                By:_______________________________
                                     Name:
                                     Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:___________________________________
     Name:
     Title:

                                    EXHIBIT L

                    FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

     I, _________________________________________, being duly sworn, do hereby state under oath that:

     1. I am a duly elected ______________________ of GE Capital Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

     2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Mortgage Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

     3. The Company is the payee under the following described Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

         Loan Number: __________________________________
         Mortgage Note Date:_____________________________
         Borrower(s): ___________________________________
         Original Payee (if not the Company): ___________
         Original Amount:________________________________
         Mortgage Rate: _________________________________
         Address of Mortgaged Property: _________________
         ------------------------------------------------

     4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage Note.

     5. A thorough and diligent search for the executed original Mortgage Note was undertaken and was unsuccessful.

     6. Attached hereto is a true and correct copy of the Mortgage Note.

     7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

     8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

     9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage Note to the Trustee.

     10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                         ------------------------------
                                   (signature)

                         ------------------------------
                                  (print name)

                         ------------------------------
                                  (print title)

State of New Jersey        )
                           )ss:
                           )


     On this ____________________day of ___________________, 199__, before me appeared ____________________________, to me personally known, who acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services, Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                     ---------------------------------------
                                 (Notary Public)


[Notarial Seal]

                                    EXHIBIT M

                          SCHEDULE OF DESIGNATED LOANS

                                 SERIES 1999-17



LOAN NO.                   ORIGINAL PRINCIPLE BALANCE            BORROWER NAME

80152143                         $  287,500.00                       KOSS

                                    EXHIBIT N

                    SCHEDULE OF PLEDGED ASSET MORTGAGE LOANS


                                      NONE

                                    EXHIBIT O

                           SENIOR PRINCIPAL PRIORITIES


         third, to the classes of senior certificates entitled to principal distributions, in reduction of the aggregate class certificate principal balances (the "Class Certificate Principal Balances") thereof, to the extent of remaining Available Funds, concurrently, as follows:

     (1) to the Class Al through A12 Certificates and the Class R Certificates, the Senior Optimal Principal Amount for such Distribution Date, in the following order of priority:

     (a) to the Class A3 Certificates, the Class A3 Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (b) to each of the Class Al, Class A2, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12 and Class R Certificates (together, the "Group I Senior Certificates"), the Senior Optimal Principal Amount for such Distribution Date, less the Class A3 Principal Distribution Amount for such Distribution Date (such reduced amount, the "Group I Senior Principal Distribution Amount"), in the following order of priority:

     (I) to the Class R Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

     (II) to the Class Al, Class A2, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, until the aggregate Class Certificate Principal Balances of such Certificates (other than the Class A6 Certificates) has been reduced since the date of initial issuance of the Certificates (the "Closing Date") pursuant to this clause (1)(b)(II) to approximately $8,004,849, concurrently, as follows:

     (A) approximately 93.1753526052% of the amount distributable under clause
(1)(b)(II), to the Class A1, Class A2, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, in the following order of priority:

     (i) to the Class Al, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, until the Class Certificate Principal Balance of the Class A7, Class A8, Class A9 and Class A11 Certificates have each been reduced to zero, concurrently, as follows:

     (aa) approximately 84.1901511096% of the amount distributable under clause
(1)(b)(II)(A), to the Class Al, Class A10, Class A11 and Class A12 Certificates, in the following order of priority:

     1st, to the Class Al and Class A12 Certificates, until the Class Certificate Principal Balance of the Class Al Certificates has been reduced to zero, concurrently, as follows:

     (w) approximately 18.9587680768% of the amount distributable under clause
(1)(b)(II)(A)(i)(aa), to the Class Al Certificates; and

     (x) approximately 81.0412319232% of the amount distributable under clause
(1)(b)(II)(A)(i)(aa), to the Class Al 2 Certificates;

     2nd, to the Class A10 and Class A12 Certificates, until the Class Certificate Principal Balance of each such Class has been reduced to zero, concurrently, as follows:

     (w) approximately 57.9244338745% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(aa), to the Class A10 Certificates; and

     (x) approximately 42.0755661255% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(aa), to the Class Al 2 Certificates; and

     3rd, to the Class A11 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

     (bb) approximately 15.8098488904% of the amount distributable under clause
(1)(b)(II)(A), to the Class Al, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, in the following order of priority:

     1st, to the Class At, Class A10, Class Al I and Class A12 Certificates, until the aggregate Class Certificate Principal Balances of the Class A1, Class A10, Class A11 and Class A12 Certificates has been reduced since the Closing Date pursuant to this clause (1) (b) (II) (A) (i) (bb) (1st) by approximately $11,332,000, in the following order of priority:

     (w) to the Class A1 and Class A12 Certificates, until the Class Certificate Principal Balance of the Class A1 Certificates has been reduced to zero, concurrently, as follows:

     (i) approximately 18.9587680768% of the amount distributable under clause
(1)(b)(II)(A)(i)(bb), to the Class A1 Certificates; and

     (ii) approximately 81.0412319232% of the amount distributable under clause
(1)(b)(II)(A)(i)(bb), to the Class A12 Certificates;

     (x) to the Class A10 and Class A12 Certificates, until the Class Certificate Principal Balance of each such Class has been reduced to zero, concurrently, as follows:

     (i) approximately 57.9244338745% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A10 Certificates; and

     (ii) approximately 42.0755661255% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A12 Certificates; and

     (y) to the Class A11 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

     2nd, to the Class A1, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, until the Class Certificate Principal Balances of the Class A7, Class A8 and Class A9 Certificates have each been reduced to zero, concurrently, as follows:

     (w) approximately 9.6860048474% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), in the following order of priority:

     (i) to the Class A1 and Class A12 Certificates, until the Class Certificate Principal Balance of the Class A1 Certificates has been reduced to zero, concurrently, as follows:

     (ww) approximately 18.9587680768% of the amount distributable under clause
(1)(b)(II)(A)(i)(bb)(2nd)(w), to the Class A1 Certificates; and

     (xx) approximately 81.0412319232% of the amount distributable under clause
(1)(b)(II)(A)(i)(bb)(2nd)(w), to the Class A12 Certificates;

     (ii) to the Class A10 and Class A12 Certificates, until the Class Certificate Principal Balance of each such Class has been reduced to zero, concurrently, as follows:

     (ww) approximately 57.9244338745% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb)(2nd)(w), to the Class A10 Certificates; and

     (xx) approximately 42.0755661255% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb)(2nd)(w), to the Class A12 Certificates; and

     (iii) to the Class A11 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero;

     (x) approximately 43.9032481291% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A7 Certificates;

     (y) approximately 1.5679693844% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A8 Certificates; and

     (z) approximately 44.8427776391% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A9 Certificates; and

     3rd, to the Class A1, Class A10, Class A11 and Class A12 Certificates, until the aggregate Class Certificate Principal Balances of the Class A1, Class A10, Class A11 and Class A12 Certificates has been reduced since the Closing Date pursuant to this clause (1)(b)(II)(A)(i)(bb)(3rd) by approximately $10,639,000, in the following order of priority:

     (w) to the Class A1 and Class A12 Certificates, until the Class Certificate Principal Balance of the Class A1 Certificates has been reduced to zero, concurrently, as follows:

     (i) approximately 18.9587680768% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A1 Certificates; and

     (ii) approximately 81.0412319232% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A12 Certificates;

     (x) to the Class A10 and Class A12 Certificates, until the Class Certificate Principal Balance of each such Class has been reduced to zero, concurrently, as follows:

     (i) approximately 57.9244338745% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A10 Certificates; and

     (ii) approximately 42.0755661255% of the remaining amount distributable under clause (1)(b)(II)(A)(i)(bb), to the Class A12 Certificates; and

     (y) to the Class A11 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (ii) to the Class A2 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (B) approximately 6.8246473948% of the amount distributable under clause
(1)(b)(II), to the Class A1, Class A2, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, in the following order of priority:

     (i) to the Class A6 Certificates, until the Class Certificate Principal Balance thereof has been reduced since the Closing Date pursuant to this clause
(1)(b)(II)(B)(i) by approximately $11,956,000; and

     (ii) to the Class A1, Class A2, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, until the aggregate Class Certificate Principal Balances of such Certificates has been reduced since the Closing Date pursuant to this clause (1)(b)(II)(B)(ii) by approximately $3,709,830, in the order of priority and in the amounts specified in clauses (1)(b)(II)(A)(i) (including all subclauses thereof) and (1)(b)(II)(A)(ii) in that order, as if the references in such clauses to the amount distributable under clause
(1)(b)(II) (A) were references to the remaining amount distributable under clause (1)(b)(II)(B); and

     (III) to the Class Al, Class A2, Class A7, Class A8, Class A9, Class A10, Class A11 and Class A12 Certificates, until the Class Certificate Principal Balance of each such Class has been reduced to zero, in the order of priority and in the amounts specified in clauses (1)(b)(II)(A)(i) (including all subclauses thereof) and (1)(b)(II)(A)(ii) in that order, as if the references in such clauses to the amount distributable under clause (1)(b)(II)(A) were references to the amount distributable under this clause (1)(b)(III);

     (IV) to the Class A4 and Class A6 Certificates, until the Class Certificate Principal Balance of the Class A4 and Class A6 Certificates have each been reduced to zero, concurrently, as follows:

     (A) approximately 88.7552773133% of the amount distributable under clause
(1) (b) (IV) to the Class A4 Certificates; and

     (B) approximately 11.2447226867% of the amount distributable under clause
(1) (b) (IV) to the Class A6 Certificates; and

     (V) to the Class A5 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (2) to the Class PO Certificates, the Class PO Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;